UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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CITIGROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Citigroup Inc.
388 Greenwich Street
New York, NY 10013

March 16, 2016

Dear Stockholder:

We cordially invite you to attend Citi’s Annual Stockholders’ Meeting. The Annual Meeting will be held on Tuesday, April 26, 2016, at 9:00 am in The Grand Ballroom at the University of Miami, Student Center Complex, 1330 Miller Drive, Coral Gables, Florida. Directions to the 2016 Annual Meeting location are provided on pages 103 and 104 of this Proxy Statement.

At the Annual Meeting, stockholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.

Thank you for your support of Citi.

Sincerely,

Michael E. O’Neill
Chairman of the Board

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LETTER FROM THE BOARD OF DIRECTORS TO OUR STOCKHOLDERS

Operating the business in a decidedly challenging economic, political and social environment, the Citi management team delivered full-year net income of over $17 billion — our best annual proﬁt since the ﬁnancial crisis — and also reached a number of signiﬁcant ﬁnancial milestones. Importantly, our 2015 stress test submission received no objection from the Federal Reserve Board, enabling the ﬁrm to return a meaningful amount of capital to its shareholders. A comprehensive Resolution Plan was submitted to the Federal Reserve and the Federal Deposit Insurance Corporation, and we are awaiting their evaluation.

Shortly after Mike Corbat took on the CEO role three-and-a-half years ago, he presented a set of metrics to the Board that he felt the company should use in evaluating its performance. We agreed, and these targets, which management committed to achieve by the end of 2015, were publicly disclosed. As discussed and shown in the charts included in the Compensation Discussion and Analysis section of this proxy, the stated objectives were for the most part achieved, and our overall operating performance in 2015 was more than respectable when compared to those of our eight-ﬁrm peer group. We can be proud of what has been accomplished, but the management team and your directors recognize that further improvement in the ﬁrm’s ﬁnancial performance is essential if our shareholders are to be appropriately rewarded.

In the context of the recent market turmoil and decline in bank stocks, including our own, it has obviously been difﬁcult to celebrate the success of the turnaround in the ﬁrm’s performance that has occurred in the past three years. Clearly, investors are concerned about the sharp decline in commodity prices, the slowing economic expansion in the emerging markets, and the negative impact on bank proﬁtability were interest rates to remain low for an extended period. We do not dismiss these concerns, but you should take comfort from the ﬁrm’s ample capital and liquidity and the fact that a great deal of time and effort has been devoted to building a sound and active risk management function. We are conﬁdent that Mike and his team are up to the task of guiding the ﬁrm through whatever challenges lie ahead.

The work of embedding a culture of ethical decision-making throughout the organization continued apace in 2015. The ﬁrm’s Mission and Value Proposition clearly deﬁnes the desired culture, articulates Citi’s purpose and broader role in society, and lays out the ﬁrm’s expectation for its employees in fulﬁlling its purpose and role. Revamped leadership standards, which better reﬂect our ethics and execution priorities, are an important factor in performance evaluation and compensation decisions. The Board’s Ethics and Culture Committee will continue to monitor management’s initiatives, as well as their implementation and results.

In recent years your directors have spent a considerable amount of time with management reviewing the company’s strategy and exploring alternatives. In the process of these reviews, our strategy has been further reﬁned. The Board believes it builds on the ﬁrm’s distinct competitive advantages and provides important diversiﬁcation beneﬁts. Each of our Institutional and Consumer businesses is expected to generate half of the company’s net income, with half of that income generated in the U.S. and the other half sourced internationally. We operate through a unique international network that enables the ﬁrm to transact business in over 160 countries. We have a particular advantage in the emerging markets that are still projected to grow more quickly than the developed markets, including the United States, albeit with greater volatility. We believe we are on the right track and that your investment will be rewarded. Rest assured that we take very seriously our ﬁduciary obligation to you to ensure that the ﬁrm is operated with your interests at heart. We believe the Board, as constituted, has the requisite skills and experience to accomplish that objective.

A short synopsis of management’s Board-supported operating practices in executing the strategy seems in order. The management team has appropriately and adeptly exited businesses that did not and were unlikely to produce adequate returns on invested capital. Though much of the necessary simpliﬁcation and streamlining of the ﬁrm has been accomplished, optimizing the company's portfolio of businesses and support functions is a never-ending process. As a matter of course, management will continue to monitor the performance and prospects of individual businesses, and, after thorough reviews, withdraw capital from those that are unlikely to meet the ﬁrm’s return expectations. At the same time, incremental capital will be invested in businesses where we have a competitive advantage and attractive long-term prospects even when such investments do not generate immediate returns (for example, the current investment in our credit card businesses). Lastly and crucially, the return of capital to you our shareholders continues to be a vital component of management’s execution priorities. In the existing and likely-to-continue slow growth

Citi 2016 Proxy Statement ii

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environment, there are not enough attractive investment opportunities in either our existing businesses or permissible new ventures to fully invest the capital being generated by the ﬁrm. Hence, capital return becomes the default course of action. Of course, it will be essential to continue to satisfy the Federal Reserve and other regulators that we are operating in a prudent manner in order to achieve our capital return objectives.

We remain convinced that the strategy we have adopted, and which our management team is executing, continues to be the one that will be the most accretive for our shareholders over time. However, as we have demonstrated in the past, should evidence mount that some of our key underlying assumptions have proven faulty, the Board, working with management, will make whatever mid-course corrections are required.

We believe in the mission of this iconic institution, and we are thankful to have your ongoing support as we work toward achieving our goals. Dialogue with shareholders is a fundamental feature of a healthy, well-governed organization, and we will continue to make it a priority. As always, you are encouraged to write with thoughts, concerns or suggestions to Citigroup Inc. Board of Directors c/o Rohan Weerasinghe, General Counsel and Corporate Secretary, 388 Greenwich Street, New York, New York, 10013.

Michael L. Corbat	Gary M. Reiner
Ellen M. Costello	Judith Rodin
Duncan P. Hennes	Anthony M. Santomero
Peter B. Henry	Joan E. Spero
Franz B. Humer	Diana L. Taylor
Renée J. James	William S. Thompson, Jr.
Eugene M. McQuade	James S. Turley
Michael E. O’Neill	Ernesto Zedillo Ponce de Leon

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Citigroup Inc.
388 Greenwich Street
New York, NY 10013

Notice of Annual Meeting of Stockholders

Dear Stockholder:

Citi’s Annual Stockholders’ Meeting will be held on Tuesday, April 26, 2016, at 9:00 am in The Grand Ballroom at the University of Miami, Student Center Complex, 1330 Miller Drive, Coral Gables, Florida. Directions to the 2016 Annual Meeting are provided on pages 103 and 104 of this Proxy Statement. You will need an admission ticket or proof of ownership of Citi stock to enter the meeting. Live audio of the Annual Meeting will be webcast at www.citigroup.com.

At the meeting, stockholders will be asked to:

•
elect the directors listed in this proxy statement,

•
ratify the selection of Citi’s independent registered public accounting ﬁrm for 2016,

•
consider an advisory vote to approve Citi’s 2015 executive compensation,

•
approve additional authorized shares under the Citigroup 2014 Stock Incentive Plan,

•
approve the Amended and Restated 2011 Citigroup Executive Performance Plan,

•
act on certain stockholder proposals, and

•
consider any other business properly brought before the meeting, or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

The close of business on February 29, 2016 is the record date for determining stockholders entitled to vote at the Annual Meeting. A list of these stockholders will be available at Citi’s headquarters, 388 Greenwich Street, New York City, for at least 10 days before the Annual Meeting or any adjournment or postponement thereof.

Citi has utilized the Securities and Exchange Commission rule allowing companies to furnish proxy materials to its stockholders over the Internet. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of distribution, and reduce the environmental impact of our Annual Meeting.

In accordance with this rule, on or about March 16, 2016, we sent to those current stockholders who were stockholders at the close of business on February 29, 2016, a notice of the 2016 Annual Meeting containing a Notice of Internet Availability of Proxy Materials (Notice). The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice.

Please vote by telephone, mobile phone, or Internet (instructions are on your proxy card, voter instruction form, or Notice, as applicable), so that your shares will be represented whether or not you attend the Annual Meeting. If you receive your materials by mail, please sign, date, and promptly return the enclosed proxy card in the enclosed envelope.

By order of the Board of Directors,

Rohan Weerasinghe
Corporate Secretary

March 16, 2016

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Citi 2016 Proxy Statement

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PROXY STATEMENT HIGHLIGHTS

MEETING AND VOTING INFORMATION

Time and Date	9:00 am, April 26, 2016
Place	University of Miami The Grand Ballroom at the Student Center Complex 1330 Miller Drive Coral Gables, FL 33146
Record Date	February 29, 2016
Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each Director nominee and one vote for each of the other proposals to be voted on.
Admission	An admission ticket is required to enter Citi’s Annual Meeting.

BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS

Director Nominees

Name	Age	Director Since	Principal Occupation	Other Current Public Company Directorships
Michael L. Corbat	55	2012	Chief Executive Ofﬁcer, Citigroup Inc.	None
Ellen M. Costello	61	2016	Former President and CEO, BMO Financial Corporation, and Former U.S. Country Head, BMO Financial Group	• DH Corporation
Duncan P. Hennes	59	2013	Co-Founder and Partner, Atrevida Partners, LLC	• Syncora Holdings, Ltd.
Peter B. Henry	46	2015	Dean, New York University, Leonard N. Stern School of Business	None
Franz B. Humer	69	2012	Former Chairman, Roche Holding Ltd	• Diageo plc (Chairman) • Kite Pharmaceuticals
Renée J. James	51	2016	Operating Executive, The Carlyle Group	• Oracle Corporation • Sabre Corporation • Vodafone Group Plc
Eugene M. McQuade	67	2015	Former Vice Chairman, Citigroup Inc. and Former CEO, Citibank, N.A.	• XL Group plc (Chairman)
Michael E. O’Neill	69	2009	Chairman, Citigroup Inc.	None
Gary M. Reiner	61	2013	Operating Partner, General Atlantic LLC	• Hewlett-Packard Company • Box Inc.

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PROXY STATEMENT HIGHLIGHTS

Name	Age	Director Since	Principal Occupation	Other Current Public Company Directorships
Judith Rodin	71	2004	President, Rockefeller Foundation	• Comcast Corporation
Anthony M. Santomero	69	2009	Former President, Federal Reserve Bank of Philadelphia	• RenaissanceRe Holdings, Ltd. • Penn Mutual Life Insurance Company
Joan E. Spero	71	2012	Senior Research Scholar, Columbia University School of International and Public Affairs	• IBM • International Paper
Diana L. Taylor	61	2009	Vice Chair, Solera Capital LLC	• Brookﬁeld Asset Management • Sotheby’s
William S. Thompson, Jr.	70	2009	Former CEO, Paciﬁc Investment Management Company	None
James S. Turley	60	2013	Former Chairman and CEO, Ernst & Young	• Emerson Electric Co. • Intrexon Corporation • Northrop Grumman Corporation
Ernesto Zedillo Ponce de Leon	64	2010	Director, Center for the Study of Globalization and Professor in the Field of International Economics and Politics, Yale University	• Alcoa Inc. • Procter & Gamble Company • Grupo Prisa

Summary of Director Nominees

The nominees for the Board of Directors each have the qualiﬁcations and experience to approve and guide Citi’s strategy and to oversee management’s execution of that strategic vision. Citi’s Board of Directors consists of individuals with the skills, experience, and backgrounds necessary to oversee Citi’s efforts toward becoming a simpler, smaller, safer, and stronger ﬁnancial institution, while mitigating risk and operating within a complex ﬁnancial and regulatory environment.

Independence	Tenure

Non-Independent Director: 1
Executive Director: 1
Independent Directors/Nominees: 14

>10 years: **1**
< 6 years: **10**
6 – 10 years: **5**

Citi 2016 Proxy Statement 2

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PROXY STATEMENT HIGHLIGHTS

Corporate Governance Highlights

Citi is active in ensuring its governance practices are at the leading edge of best practices. Highlights include:

Alignment with Stockholders

✓ The Board supported a Proxy Access Stockholder Proposal in 2015 and subsequently amended its By-laws to grant stockholders the right to have stockholder nominees to the Board included in the Company’s proxy materials

✓ Citi has an independent Chair

✓ If there is no independent Chairman of the Board, Board will appoint a lead independent Director

✓ Majority vote standard for uncontested Director elections

✓ Stockholders have the right to call a special meeting and to act by written consent

✓ No super majority vote provisions in our governing instruments

Compensation Governance

✓ Emphasize pay-for-performance alignment

✓ Base a majority of total compensation on performance

✓ Retention of an independent compensation consultant by the Personnel and Compensation Committee

✓ Expanded clawback policies for employees

✓ Executive ofﬁcers and directors are required to retain at least 75% of the equity awarded to them as incentive compensation; Executive ofﬁcers are required to retain 50% of such equity awards for one year following the termination of their employment

Adhere to Corporate Governance Best Practices

✓ Ethics and Culture Committee of the Board was formed in 2014

✓ Meaningful Political Activities Statement and disclosure of Citi’s political contributions

✓ Posted the names of signiﬁcant trade and business associations of which Citi is a participant on Citi’s website to provide more transparency

✓ Members of Citi’s Board of Directors and Citi’s executive ofﬁcers are not permitted to hedge their Citi securities or to pledge their Citi securities as collateral for a loan

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ABOUT THE ANNUAL MEETING

Annual Meeting of Stockholders

• Time and Date	9:00 am, April 26, 2016
• Place	University of Miami The Grand Ballroom at the Student Center Complex 1330 Miller Drive Coral Gables, FL 33146
• Record Date	February 29, 2016
• Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each Director nominee and one vote for each of the other proposals to be voted on.
• Admission	An admission ticket is required to enter Citi’s Annual Meeting.

Meeting Agenda and Voting Matters

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR EACH DIRECTOR NOMINEE	27-50
Ratiﬁcation of KPMG LLP (KPMG) as auditor for 2016	FOR	52-53
Advisory vote to approve Citi’s 2015 executive compensation	FOR	54-76
Approve additional authorized shares under the Citigroup 2014 Stock Incentive Plan	FOR	86-90
Approve the Amended and Restated 2011 Citigroup Executive Performance Plan	FOR	90-92
Stockholder Proposals 6-10	AGAINST	92-102
Transact other business that properly comes before the meeting		—

Who is soliciting my vote?

The Board of Directors of Citigroup Inc. is soliciting your vote at the 2016 Annual Meeting of Citi’s stockholders.

Where and when will the Annual Meeting take place?

The Annual Meeting is scheduled to begin at 9:00 am on April 26, 2016 in The Grand Ballroom at the Student Center Complex of the University of Miami. The Student Center Complex is located on 1330 Miller Drive in Coral Gables, Florida. Please see pages 103 and 104 for directions to the facility. Live audio of the Annual Meeting will be webcast at www.citigroup.com.

Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we have elected to mail to many of our stockholders a Notice of Internet Availability of the Proxy Materials (Notice) instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and receive a paper copy of the proxy materials by mail on request. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may access proxy materials in printed form by mail or electronically on an ongoing basis. This process has allowed us to expedite our stockholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our Annual Meeting.

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ABOUT THE ANNUAL MEETING

Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

We are providing some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a Notice. In addition, we are providing a Notice by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How can I access Citi’s proxy materials and Annual Report electronically?

This Proxy Statement and the 2015 Annual Report are available on Citi’s website at www.citigroup.com. Click on “About Us,” and then “Corporate Governance.” Most stockholders can elect not to receive paper copies of future Proxy Statements and Annual Reports and can instead view those documents on the Internet.

If you are a stockholder of record, you can choose this option and save Citi the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citi stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future Proxy Statements and Annual Reports.

If you choose not to receive paper copies of future Proxy Statements and Annual Reports, you will receive an e-mail message next year containing the Internet address to use to access Citi’s Proxy Statement and Annual Report. Your choice will remain in effect until you tell us otherwise or until your consent is deemed to be revoked under applicable law. You do not have to elect Internet access each year. To view, cancel or change your enrollment proﬁle, please go to www.InvestorDelivery.com.

What will I be voting on?

•
Election of Directors (see pages 27-50).

•
Ratiﬁcation of KPMG as Citi’s independent registered public accounting ﬁrm for 2016 (see pages 52-53).

•
An advisory vote to approve Citi’s 2015 executive compensation (see pages 54-76).

•
Approval of additional authorized shares under the Citigroup 2014 Stock Incentive Plan (see pages 86-90).

•
Approval of the Amended and Restated 2011 Citigroup Executive Performance Plan (see pages 90-92).

•
Five stockholder proposals (see pages 92-102).

An agenda will be distributed at the meeting.

How many votes do I have?

You will have one vote for every share of Citi common stock you owned on February 29, 2016 (the record date).

How many votes can be cast by all stockholders?

2,941,223,643, consisting of one vote for each of Citi’s shares of common stock that were outstanding on the record date. There is no cumulative voting.

How many votes must be present to hold the meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the votes that can be cast, or 1,470,611,823 shares, must be present or represented by proxy at the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Annual Meeting. Persons voting by proxy will be deemed present at the meeting even if they abstain from voting on any or all of the proposals presented for stockholder action. Shares held by brokers who vote such shares on any proposal will be counted as present for purposes of establishing a quorum, and shares treated as broker non-votes for one or more proposals will nevertheless be deemed present for purposes of constituting a quorum for the Annual Meeting.

Does any single stockholder control 5% or more of any class of Citi’s voting stock?

Yes, there are two stockholders that each control more than 5%. According to a Schedule 13G Information Statement ﬁled by BlackRock Inc. and certain subsidiaries (BlackRock) on January 21, 2016, BlackRock may be

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ABOUT THE ANNUAL MEETING

deemed to beneﬁcially own 6.8% of Citi’s common stock. According to a Schedule 13G Information Statement ﬁled by The Vanguard Group (Vanguard) on February 11, 2016, Vanguard may be deemed to beneﬁcially own 5.50% of Citi’s common stock.

For further information, see Stock Ownership—Owners of More than 5% of Citi Common Stock on page 26 in this Proxy Statement.

How do I vote?

You can vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, stockholders have a choice of voting over the Internet, by mobile phone, by telephone or by using a traditional proxy card.

Vote by Internet	Vote by Mobile Phone	Vote by Phone	Vote by Mail	Vote in Person

Go to www.proxyvote.com. You will need the 16 digit number included in your proxy card, voter instruction form, or Notice.	You can scan this QR code to vote with your mobile phone. You will need the 16 digit number included in your proxy card, voter instruction form, or Notice.	Call the number on your proxy card or the number on your voter instruction form. You will need the 16 digit number included in your proxy card, voter instruction form, or Notice.	Send the completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	See the below instructions regarding attendance at the Annual Meeting.

To reduce our administrative and postage costs, we ask that you vote through the Internet, by telephone, or by using your mobile phone, all of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by 11:59 pm ET on April 25, 2016.

If you are a record holder of Citi common stock, you may attend the Annual Meeting and vote in person. If you want to vote in person at the Annual Meeting, and you hold your Citi common stock through a securities broker (that is, in “street name”), you must obtain a proxy from your broker and bring that proxy to the Annual Meeting.

How do I get a printed proxy card?

There are three ways for stockholders to request a proxy card and a full set of materials at no charge if you received a Notice instead of the printed materials. In all three examples you will need the 16 digit Control Number printed on the Notice.

Requesting a proxy card

By telephone: 1-800-579-1639;
By Internet: www.proxyvote.com; or
By e-mail: sendmaterial@proxyvote.com (send a blank e-mail with the 16 digit Control Number in the subject line).

Can I change my vote?

Yes. Just send in a new proxy card or voter instruction form with a later date, cast a new vote by telephone or Internet, or send a written notice of revocation to Citi’s Corporate Secretary at the address on the cover of this Proxy Statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

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ABOUT THE ANNUAL MEETING

What if I don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating voting instructions, your shares will be voted, in accordance with the Board’s recommendation for the nominees listed on the card, for KPMG as independent registered public accounting ﬁrm for 2016, for Citi’s 2015 executive compensation, for an amendment to the Citigroup 2014 Stock Incentive Plan, for the approval of the Amended and Restated 2011 Citigroup Executive Performance Plan, and against the stockholder proposals.

Can my broker vote my shares for me on the election of Directors or executive compensation matters?

No. Please note that the rules that govern when brokers may vote your shares have changed. Brokers may no longer use discretionary authority to vote shares on the election of Directors or on executive compensation matters, including the advisory vote on compensation, the approval of additional authorized shares under the Citigroup 2014 Stock Incentive Plan, and the approval of the Amended and Restated 2011 Citigroup Executive Performance Plan if they have not received instructions from their clients. Please see the following question for an explanation of those matters on which brokers may vote your shares.

Can my shares held in street name be voted if I don’t return my voter instruction card and don’t attend the Annual Meeting?

If you don’t vote your shares held in street name, your broker can vote your shares on matters that the New York Stock Exchange (NYSE) has ruled discretionary.

Discretionary Items. KPMG’s appointment is a discretionary item. NYSE member brokers who do not receive instructions from beneﬁcial owners may vote on this proposal as follows: (i) a Citi afﬁliated member is permitted to vote your shares in the same proportion as all other shares are voted with respect to this proposal; and (ii) all other NYSE member brokers are permitted to vote your shares at their discretion.

Non-discretionary Items. Brokers will not be able to vote your shares on the election of Directors, the advisory vote to approve Citi’s 2015 executive compensation, the approval of additional authorized shares under the Citigroup 2014 Stock Incentive Plan, the approval of the Amended and Restated 2011 Citigroup Executive Performance Plan, and the stockholder proposals if you fail to provide instructions. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneﬁcial owner and instructions are not given.

If your shares are registered directly in your name, not in the name of a bank or broker, you must vote your shares or your vote will not be counted. Please vote your proxy so your vote can be counted.

If I hold shares through Citigroup’s employee beneﬁt plans and do not provide voting instructions, how will my shares be voted?

If you hold shares of common stock through Citigroup’s employee beneﬁt plans or stock incentive plans and do not provide voting instructions to the plans’ trustees or administrators, your shares will be voted in the same proportion as the shares beneﬁcially owned through such plans for which voting instructions are received, unless otherwise required by law.

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ABOUT THE ANNUAL MEETING

What vote is required, and how will my votes be counted, to elect Directors and to adopt the other proposals?

The following chart describes the proposals to be considered at the meeting, the vote required to elect Directors and to adopt each of the other proposals, and the manner in which votes will be counted:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”(1)
Election of Directors.	For, against, or abstain on each nominee.	A nominee for Director will be elected if the votes cast for such nominee exceed the votes cast against such nominee.	No effect.	No effect.
Ratiﬁcation of KPMG.	For, against, or abstain.	The afﬁrmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against.	Brokers have discretion to vote.
Advisory vote to approve Citi’s 2015 executive compensation.	For, against, or abstain.	The afﬁrmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against.	No effect.
Approval of additional authorized shares under the Citigroup 2014 Stock Incentive Plan.	For, against, or abstain.	The afﬁrmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against.	No effect.
Approval of the Amended and Restated 2011 Citigroup Executive Performance Plan.	For, against, or abstain.	The afﬁrmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against.	No effect.
Five stockholder proposals.	For, against, or abstain.	The afﬁrmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against.	No effect.

(1)

A broker non-vote generally occurs when a broker is not permitted to vote on a matter without instructions from a customer having beneﬁcial ownership in the securities and has not received such instructions. Broker non-votes will not be counted as shares entitled to vote on the proposal.

If a nominee for Director is not re-elected by the required vote, he or she will remain in ofﬁce until a successor is elected and qualiﬁed or until his or her earlier resignation or removal. Citi’s By-laws provide that in the event a Director nominee is not re-elected, such Director shall offer to resign from his or her position as a Director. Unless the Board decides to reject the offer or to postpone the effective date of the offer, the resignation shall become effective 60 days after the date of the election.

The result of the advisory vote to approve Citi’s 2015 executive compensation is not binding on the Board, whether or not the resolution is passed under the voting standards described above. In evaluating the stockholder vote on the advisory resolution, the Board will consider the voting results in their entirety.

Is my vote conﬁdential?

In 2006, the Board adopted a conﬁdential voting policy as a part of its Corporate Governance Guidelines. Under the policy, except as necessary to meet applicable legal requirements, all votes, whether submitted by proxies, ballots, Internet voting, telephone voting, or otherwise are kept conﬁdential for registered stockholders who request conﬁdential treatment. If you are a registered stockholder and would like your vote kept conﬁdential, please check the appropriate box on the proxy card or follow the instructions when submitting your vote by telephone, mobile phone, or by the Internet. If you hold your shares in “street name” or through an employee beneﬁt plan or stock incentive plan, your vote already receives conﬁdential treatment and you do not need to request conﬁdential treatment in order to maintain the conﬁdentiality of your vote.

The conﬁdential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition Proxy Statement and in certain other limited circumstances. For further details regarding this policy, please see the Corporate Governance Guidelines, available on Citi’s website www.citigroup.com.

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Could other matters be decided at the Annual Meeting?

We don’t know of any other matters that will be considered at the Annual Meeting. If a stockholder proposal that was excluded from this Proxy Statement is brought before the meeting, the Chairman will declare such proposal out of order, and it will be disregarded, or we will vote the proxies against the proposal. If any other matters arise at the Annual Meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of Citi common stock to enter the Annual Meeting. When you arrive at the Annual Meeting, you may be asked to present photo identiﬁcation, such as a driver’s license.

•
If you received a Notice of Internet Availability of Proxy Materials, you must bring the Notice to gain admission to the Annual Meeting.

•
If you did not receive a Notice but received a paper copy of the proxy materials and your shares are held in your name, please bring the admission ticket printed on the top half of the proxy card supplied with your materials.

•
If you did not receive a Notice but received a paper copy of the proxy materials and your shares are held in the name of a bank, broker, or other holder of record, please bring the admission ticket that was enclosed with your materials.

•
If you receive your proxy materials by e-mail, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

•
If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a Citi stockholder. If you hold your shares in a joint account, both owners can be admitted to the Annual Meeting, provided that proof of joint ownership is given. Citi will not be able to accommodate guests at the Annual Meeting. Any persons needing special assistance should contact Shareholder Relations by phone at 1-860-291-4262 or at the following e-mail address: shareholderrelations@citi.com.

HOW WE HAVE DONE

ANNUAL REPORT

If you received these materials by mail, you should have also received Citi’s Annual Report to Stockholders for 2015 with them. The 2015 Annual Report is also available on Citi’s website at www.citigroup.com. We urge you to read these documents carefully. In accordance with the SEC’s rules, the Five-Year Performance Graph appears in the 2015 Annual Report on Form 10-K.

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CORPORATE GOVERNANCE

Citigroup Inc. (Citigroup, Citi, or the Company) continually strives to maintain the highest standards of ethical conduct: reporting results with accuracy and transparency and maintaining full compliance with the laws, rules and regulations that govern Citi’s businesses. Citi is active in ensuring its governance practices are at the leading edge of best practices. Below is a compilation of Citi’s Corporate Governance initiatives:

•
Adopted, in 2015, proxy access;

•
Formed a standing Ethics and Culture Committee of the Board of Directors to oversee management’s efforts to foster a culture of ethics within Citi;

•
Adopted strong executive compensation governance practices, including expanded clawback policies and a requirement that executive ofﬁcers must hold a substantial amount of vested Citi common stock for at least one year after they cease being executive ofﬁcers;

•
Amended our Corporate Governance Guidelines to provide that members of Citi’s Board of Directors and Citi’s Executive Ofﬁcers (i.e., Section 16 Insiders) are not permitted to hedge their Citi securities or to pledge their Citi securities as collateral for a loan;

•
Eliminated super-majority vote provisions contained in our Restated Certiﬁcate of Incorporation;

•
Amended our By-laws, after electing an independent Chair in 2009, to provide that if Citi does not have an independent Chairman of the Board, the Board shall elect a lead independent Director;

•
Amended our By-laws to include a majority vote standard for uncontested Director elections;

•
Amended our By-laws to give stockholders of at least 25% of the outstanding common stock the right to call a special meeting;

•
Made the Board and executive ofﬁcers subject to a stock ownership commitment;

•
Permitted stockholders to act by written consent;

•
Amended our Political Activities Statement (formerly Citi’s Political Contributions and Lobbying Statement) to increase disclosure about our lobbying practices and oversight. The Political Activities Statement provides meaningful disclosure about:

➤
our lobbying policies and procedures including grassroots lobbying;

➤
payments made by Citi for direct lobbying;

➤
trade and business association participation;

➤
membership in any tax-exempt group that writes and endorses model legislation; and

➤
the Board’s oversight of lobbying activities, trade and business association participation, and political contributions;

•
Amended the charter of the Nomination, Governance and Public Affairs Committee to clarify that the Committee has oversight responsibility for trade association payments in addition to oversight responsibility for political contributions and lobbying activities;

•
Provided more clarity on our political contributions and trade and business association disclosure by:

➤
creating a link on our website to federal and state government websites where our lobbying activities are reported;

➤
initiating a process to require trade and business associations to which Citi pays dues to attest that no portion of such payments are used for independent expenditures; and

➤
listing the names of our signiﬁcant trade and business associations on Citi’s website.

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CORPORATE GOVERNANCE MATERIALS AVAILABLE ON
CITI’S WEBSITE

In addition to our Corporate Governance Guidelines, other information relating to corporate governance at Citi is available on the Corporate Governance section of our website, including:

•
Audit Committee Charter

•
Ethics and Culture Committee Charter

•
Nomination, Governance and Public Affairs Committee Charter

•
Personnel and Compensation Committee Charter

•
Risk Management Committee Charter

•
Code of Conduct

•
Code of Ethics for Financial Professionals

•
Citi’s Compensation Philosophy

•
By-laws and Restated Certiﬁcate of Incorporation

•
Corporate Political Activities Statement

•
A list of our 2015 Political Contributions and the names of Citi’s signiﬁcant trade and business associations

Citi stockholders may obtain printed copies of these documents by writing to Citigroup Inc., Corporate Governance, 601 Lexington Avenue, 19th Floor, New York, NY 10022.

CORPORATE GOVERNANCE GUIDELINES

Citi’s Corporate Governance Guidelines embody many of our long-standing practices, policies, and procedures, which are the foundation of our commitment to best practices. The Guidelines are reviewed at least annually, and revised as necessary, to continue to reﬂect best practices. The full text of the Guidelines, as approved by the Board, is set forth on Citi’s website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Corporate Governance Guidelines.” The Guidelines outline the responsibilities, operations, qualiﬁcations, and composition of the Board.

Our goal is that at least two-thirds of the members of the Board be independent. A description of our independence criteria and the results of the Board’s independence determinations are set forth below.

The Guidelines require that all members of the required committees of the Board (Audit; Nomination, Governance and Public Affairs; and Personnel and Compensation) be independent. Committee members are appointed by the Board upon recommendation of the Nomination, Governance and Public Affairs Committee. Committee membership and Chairs are rotated periodically. The Board and each Committee have the power to hire and ﬁre independent legal, ﬁnancial or other advisors, as they may deem necessary, without consulting or obtaining the approval of management. Meetings of the non-management Directors are held as part of every regularly scheduled Board meeting and are presided over by the independent Chairman.

The number of other for-proﬁt public or non-public company boards on which a Director may serve is subject to a case-by-case review by the Nomination, Governance and Public Affairs Committee, in order to ensure that each Director is able to devote sufﬁcient time to performing his or her duties as a Director. Interlocking directorates are prohibited (inside Directors and executive ofﬁcers of Citi may not sit on boards of companies where a Citi outside Director is an executive ofﬁcer).

If a Director has a substantial change in professional responsibilities, occupation or business association, he or she is required to notify the Nomination, Governance and Public Affairs Committee and to offer his or her resignation from the Board. The Nomination, Governance and Public Affairs Committee will evaluate the facts and circumstances and make a recommendation to the Board whether to accept the resignation or request that

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the Director continue to serve on the Board. If a Director assumes a signiﬁcant role in a not-for-proﬁt entity, he or she is asked to notify the Nomination, Governance and Public Affairs Committee.

Directors are expected to attend Board meetings and meetings of the Committees on which they serve and the Annual Meeting of stockholders. All of the Directors then in ofﬁce, except for Ernesto Zedillo Ponce de Leon, attended Citi’s 2015 Annual Meeting (either in person or via audioconference). Mr. Zedillo Ponce de Leon was unable to attend the 2015 Annual Meeting as he was unexpectedly called away to participate in a peacekeeping mission in Russia.

The Nomination, Governance and Public Affairs Committee nominates one of the members of the Board to serve as Chairman of the Board on an annual basis. The Nomination, Governance and Public Affairs Committee also conducts an annual review of Board performance, and each standing committee (except for the Executive Committee) conducts its own self-evaluation. As part of the self-evaluation, the Board engages in an examination of its own performance of its obligations on such matters as regulatory requirements, strategic and ﬁnancial oversight, oversight of risk management, executive compensation, succession planning, and governance matters, among many others topics. The committees evaluate themselves against the requirements of their charters and other aspects of their responsibilities. The full Board and each committee then discuss the results of its own self-evaluation in executive session, highlighting actions to be taken in response to the discussion.

Directors have full and free access to senior management and other employees of Citi. New Directors are provided with an orientation program to familiarize themselves with Citi’s businesses and its legal, compliance, regulatory and risk proﬁle. Citi provides educational sessions on a variety of topics, which all members of the Board are invited to attend. These sessions are designed to allow Directors to, for example, develop a deeper understanding of a business issue or a complex ﬁnancial product.

The Board reviews the Personnel and Compensation Committee’s report on the performance of senior executives in order to ensure that they are providing the highest quality leadership for Citi. The Board also works with the Nomination, Governance and Public Affairs Committee to evaluate potential successors to the Chief Executive Ofﬁcer (CEO).

If a Director, or an immediate family member who shares the Director’s household, serves as a director, trustee or executive ofﬁcer of a foundation, university, or other not-for-proﬁt organization, and such entity receives contributions from Citi and/or the Citi Foundation, such contributions must be reported to the Nomination, Governance and Public Affairs Committee at least annually.

Members of Citi’s Board of Directors and Citi’s executive ofﬁcers (i.e., Section 16 Insiders) are not permitted to hedge their Citi securities or to pledge their Citi securities as collateral for a loan. The Guidelines restrict certain ﬁnancial transactions between Citi and its subsidiaries on the one hand and Directors, senior management and their immediate family members on the other. Personal loans from Citi or its subsidiaries to Citi’s Directors and its most senior executives, or immediate family members who share any such person’s household, are prohibited, except for mortgage loans, home equity loans, consumer loans, credit cards, overdraft checking privileges and margin loans to employees of a broker-dealer subsidiary of Citi made on market terms in the ordinary course of business. See Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation on pages 20-22 of this Proxy Statement.

The Guidelines prohibit investments or transactions by Citi or its executive ofﬁcers and those immediate family members who share an executive ofﬁcer’s household in a partnership or other privately held entity in which an outside Director is a principal or in a publicly traded company in which an outside Director owns or controls more than a 10% interest. Directors and those immediate family members who share the Director’s household are not permitted to receive initial public offering allocations. Directors and their immediate family members may participate in Citi-sponsored investment activities, provided they are offered on the same terms as those offered to similarly situated non-afﬁliated persons. Under certain circumstances, or with the approval of the appropriate committee, members of senior management may participate in certain Citi-sponsored investment opportunities. Finally, there is a prohibition on certain investments by Directors and executive ofﬁcers in third-party entities when the opportunity comes solely as a result of their position with Citi.

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DIRECTOR INDEPENDENCE

The Board has adopted categorical standards to assist the Board in evaluating the independence of each of its Directors. The categorical standards, which are set forth below, describe various types of relationships that could potentially exist between a Director or an immediate family member of a Director and Citi, and set thresholds at which such relationships would be deemed to be material. Provided that no relationship or transaction exists that would disqualify a Director under the categorical standards and no other relationships or transactions exist of a type not speciﬁcally mentioned in the categorical standards that, in the Board’s opinion, taking into account all facts and circumstances, would impair a Director’s ability to exercise his or her independent judgment, the Board will deem such person to be independent.

The Board and the Nomination, Governance and Public Affairs Committee reviewed certain information obtained from Directors’ responses to a questionnaire asking about their relationships with Citi, and those of their immediate family members and primary business or charitable afﬁliations and other potential conﬂicts of interest, as well as certain data collected by Citi’s businesses related to transactions, relationships or arrangements between Citi on the one hand and a Director, immediate family member of a Director, or a primary business or charitable afﬁliation of a Director, on the other. The Board reviewed certain relationships or transactions between the Directors or immediate family members of the Directors or their primary business or charitable afﬁliations and Citi and determined that the relationships or transactions complied with the Corporate Governance Guidelines and the related categorical standards. The Board also determined that, applying the Guidelines and standards, which are intended to comply with the NYSE corporate governance rules, and all other applicable laws, rules and regulations, each of the following Director nominees standing for election or re-election is independent:

• Ellen M. Costello • Duncan P. Hennes • Peter B. Henry • Franz B. Humer • Renée J. James • Michael E. O’Neill • Gary M. Reiner	• Judith Rodin • Anthony M. Santomero • Joan E. Spero • Diana L. Taylor • William S. Thompson, Jr. • James S. Turley • Ernesto Zedillo Ponce de Leon

The Board has determined that Michael L. Corbat and Eugene M. McQuade are not independent. Mr. Corbat is our Chief Executive Ofﬁcer and Mr. McQuade previously served as the Chief Executive Ofﬁcer of Citibank, N.A., our largest banking subsidiary.

Independence Standards

To be considered independent, a Director must meet the following categorical standards as adopted by our Board and reﬂected in our Corporate Governance Guidelines. In addition, there are other independence standards under NYSE corporate governance rules that apply to all directors and certain independence standards under SEC and FDIC rules that apply to speciﬁc committees.

Categorical Standards

•
Advisory, Consulting and Employment Arrangements

➤ During any 12-month period within the last three years, neither a Director nor any immediate family member of a Director shall have received from the Company, directly or indirectly, any compensation, fees or beneﬁts in an amount greater than $120,000, other than amounts paid (a) pursuant to the Company’s Amended and Restated Compensation Plan for Non-Employee Directors or (b) to an immediate family member of a Director who is a non-executive employee of the Company or one of its afﬁliated legal entities.

➤ In addition, no member of the Audit Committee, nor any immediate family member who shares such individual’s household, nor any entity in which an Audit Committee member is a partner, member or executive ofﬁcer shall, within the last three years, have received any payment for accounting, consulting, legal, investment banking or ﬁnancial advisory services provided to the Company.

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•
Business Relationships

➤ All business relationships, lending relationships, deposit and other banking relationships between the Company and a Director’s primary business afﬁliation or the primary business afﬁliation of an immediate family member of a Director must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-afﬁliated persons.

➤ In addition, the aggregate amount of payments for property or services in any of the last three ﬁscal years by the Company to, and to the Company from, any company of which a Director is an executive ofﬁcer or employee or where an immediate family member of a Director is an executive ofﬁcer, must not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues in any single ﬁscal year.

➤ Loans may be made or maintained by the Company to a Director’s primary business afﬁliation or the primary business afﬁliation of an immediate family member of a Director, only if the loan: (i) is made in the ordinary course of business of the Company or one of its subsidiaries, is of a type that is generally made available to other customers, and is on market terms, or terms that are no more favorable than those offered to other customers; (ii) complies with applicable law, including the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley), Regulation O of the Board of Governors of the Federal Reserve, and the Federal Deposit Insurance Corporation (FDIC) Guidelines; (iii) when made does not involve more than the normal risk of collectability or present other unfavorable features; and (iv) is not classiﬁed by the Company as Substandard (II) or worse, as deﬁned by the Ofﬁce of the Comptroller of the Currency in its “Rating Credit Risk” Comptroller’s Handbook.

•
Charitable Contributions

Annual contributions in any of the last three calendar years from the Company and/or the Citi Foundation to a charitable organization of which a Director, or an immediate family member who shares the Director’s household, serves as a Director, trustee or executive ofﬁcer (other than the Citi Foundation and other charitable organizations sponsored by the Company) may not exceed the greater of $250,000 or 10% of the charitable organization’s annual consolidated gross revenue.

•
Employment/Afﬁliations

➤ A Director shall not:

(i)	be or have been an employee of the Company within the last three years;
(ii)

be part of, or within the past three years have been part of, an interlocking directorate in which a current executive ofﬁcer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed the Director as an executive ofﬁcer; or

(iii)

be or have been afﬁliated with or employed by (a) the Company’s present or former primary outside auditor or (b) any other outside auditor of the Company and personally worked on the Company’s audit, in each case within the three-year period following the auditing relationship.

➤ A Director may not have an immediate family member who:

(i)	is an executive ofﬁcer of the Company or has been within the last three years;
(ii)

is, or within the past three years has been, part of an interlocking directorate in which a current executive ofﬁcer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed such immediate family member as an executive ofﬁcer; or

(iii)

(a) is a current partner of the Company’s outside auditor, or a current employee of the Company’s outside auditor and personally works on the Company’s audit, or (b) was within the last three years (but is no longer) a partner of or employed by the Company’s outside auditor and personally worked on the Company’s audit within that time.

•
Immaterial Relationships and Transactions

The Board may determine that a Director is independent notwithstanding the existence of an immaterial relationship or transaction between the Company and (i) the Director, (ii) an immediate

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family member of the Director or (iii) the Director’s or immediate family member’s business or charitable afﬁliations, provided the Company’s Proxy Statement includes a speciﬁc description of such relationship as well as the basis for the Board’s determination that such relationship does not preclude a determination that the Director is independent. Relationships or transactions between the Company and (i) the Director, (ii) an immediate family member of the Director or (iii) the Director’s or immediate family member’s business or charitable afﬁliations that comply with the Corporate Governance Guidelines, including but not limited to the Director Independence Standards that are part of the Corporate Governance Guidelines and the sections titled Financial Services, Personal Loans and Investments/Transactions, are deemed to be categorically immaterial and do not require disclosure in the Proxy Statement (unless such relationship or transaction is required to be disclosed pursuant to Item 404 of SEC Regulation S-K).

•
Deﬁnitions

For purposes of the Corporate Governance Guidelines, (i) the term “immediate family member” means a Director’s or executive ofﬁcer’s (designated as such pursuant to Section 16 of the Securities Exchange Act of 1934) spouse, parents, step-parents, children, step-children, siblings, mother- and father-in law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or domestic employee) who shares the Director’s household; (ii) the term “primary business afﬁliation” means an entity of which the Director or executive ofﬁcer, or an immediate family member of such a person, is an ofﬁcer, partner or employee or in which the Director, executive ofﬁcer or immediate family member owns directly or indirectly at least a 5% equity interest; and (iii) the term “related party transaction” means any ﬁnancial transaction, arrangement or relationship in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any ﬁscal year, (b) the Company is a participant, and (c) any related person (any Director, any executive ofﬁcer of the Company, any nominee for Director, any stockholder owning in excess of 5% of the total equity of the Company, and any immediate family member of any such person) has or will have a direct or indirect material interest.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors met 20 times in 2015. During 2015, the Audit Committee met 18 times, the Ethics and Culture Committee met six times, the Nomination, Governance and Public Affairs Committee met eight times, the Operations and Technology Committee met six times, the Personnel and Compensation Committee met 13 times, and the Risk Management Committee met 15 times. The Executive Committee did not meet in 2015.

During 2015, Mses. Spero and Taylor and Messrs. Hennes, McQuade, Santomero, Thompson, Turley and Zedillo served on and/or chaired a number of ad hoc committees covering such topics as compliance and M&A matters and international subsidiary governance. In addition, during 2015, Mses. Spero and Taylor and Messrs. Hennes, Henry, McQuade, Reiner, Santomero and Turley served on the Board of Directors of Citibank, N.A., which is a wholly owned subsidiary of Citi.

Each incumbent director attended at least 75% of the meetings of the Board and of the standing committees of which he or she was a member during 2015.

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MEETINGS OF NON-MANAGEMENT DIRECTORS

Citi’s non-management Directors meet in executive session without any management Directors in attendance each time the full Board convenes for a regularly scheduled meeting, which is usually six times each year, and, if the Board convenes a special meeting, the non-management Directors ordinarily meet in executive session. During 2015, Mr. O’Neill presided at each executive session of the non-management Directors. In addition, the independent Directors met in executive session during 2015.

BOARD LEADERSHIP STRUCTURE

Citi currently has an independent Chairman separate from the CEO. The Board believes it is important to maintain ﬂexibility in its Board leadership structure and has had in place different leadership structures over the past years, depending on the Company’s needs at the time, but ﬁrmly supports having an independent Director in a Board leadership position at all times. Accordingly, Citi’s Board, on December 15, 2009, adopted a By-law amendment which provides that if Citi does not have an independent Chairman, the Board shall elect a lead independent Director having similar duties to an independent Chairman, including leading the executive sessions of the non-management Directors at Board meetings. Citi’s Chairman provides independent leadership of the Board. Having an independent Chairman or lead Director enables non-management Directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman or Lead Director also serves as a liaison between the Board and senior management. Citi’s Board has determined that the current structure, an Independent Chair, separate from the CEO, is the most appropriate structure at this time, while ensuring that, at all times, there will be an independent Director in a Board leadership position. The Board believes its approach to risk oversight, including, importantly, the reporting line of the Chief Risk Ofﬁcer to the Risk Management Committee, ensures that the Board can choose many leadership structures without experiencing a material impact on its oversight of risk.

Citi has had an independent Chairman since 2009.

BOARD DIVERSITY

Diversity is among the critical factors that the Nomination, Governance and Public Affairs Committee considers when evaluating the composition of the Board. For a company like Citi, which operates in more than 100 countries around the globe, diversity includes race, ethnicity and gender as well as the diversity of the communities and geographies in which Citi operates. Included in the qualiﬁcations for Directors listed in the Company’s Corporate Governance Guidelines is “whether the candidate has special skills, expertise and background that would complement the attributes of the existing Directors, taking into consideration the diverse communities and geographies in which the Company operates.” Citi’s Board is committed to ensuring that it is comprised of individuals whose backgrounds reﬂect the diversity represented by our employees, customers and stakeholders. The candidates nominated for election at Citi’s 2016 Annual Meeting exemplify that diversity: ﬁve nominees are women (31%) and two nominees (13%) are African-American or Hispanic. In addition, each Director candidate contributes to the Board’s overall diversity by providing a variety of perspectives, personal and professional experiences and backgrounds, as well as other characteristics, such as global and international business experience. The Board believes that the current nominees reﬂect an appropriate diversity of gender, age, race, geographical background and experience and is committed to continuing to consider diversity issues in evaluating the composition of the Board.

Citi recently added two women to our Board bringing total representation to 5 women of 16 directors, or 31%.

BOARD’S ROLE IN RISK OVERSIGHT

The Board oversees Citi’s global risk management framework. At each regularly scheduled Board meeting, the Board receives a risk report from the Chief Risk Ofﬁcer with respect to the Company’s approach to management of major risks, including management’s risk mitigation efforts, where appropriate. Global Risk Management, led by the Chief Risk Ofﬁcer, is a company-wide function that is responsible for an integrated effort to identify, assess and manage risks that may affect Citi’s ability to execute on its corporate strategy and

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fulﬁll its business objectives. The Board’s role is to oversee this effort. The Risk Management Committee enhances the Board’s oversight of risk management. The Committee’s role is one of oversight, recognizing that management is responsible for executing Citi’s risk management policies. The Chief Risk Ofﬁcer reports to both the Risk Management Committee and the Chief Executive Ofﬁcer. The Committee’s responsibilities include reviewing risk management and compliance policies and programs for, and reporting on, Citi and its subsidiaries; approving and adjusting risk limits subject to ratiﬁcation by the Board; and consulting with management on the effectiveness of risk identiﬁcation, measurement, and monitoring processes, and the adequacy of stafﬁng and action plans, as needed. In addition, the Nomination, Governance and Public Affairs Committee reviews reputational issues and the Personnel and Compensation Committee reviews compensation programs to ensure that they do not, among other things, encourage imprudent risk-taking. The Risk Management Committee also meets on a monthly basis to provide oversight over matters related to resolution and recovery planning, Citi’s Comprehensive Capital Analysis and Review (CCAR) practices, Resolution Planning, and Citi’s compliance with the Volcker Rule of the Dodd-Frank Act.

COMMITTEES OF THE BOARD OF DIRECTORS

The standing committees of the Board of Directors are:

The Audit Committee, which assists the Board in fulﬁlling its oversight responsibility relating to (i) the integrity of Citigroup’s consolidated ﬁnancial statements, ﬁnancial reporting process and systems of internal accounting and ﬁnancial controls; (ii) the performance of the internal audit function (“Internal Audit”); (iii) the annual independent integrated audit of Citigroup’s consolidated ﬁnancial statements and effectiveness of Citigroup’s internal control over ﬁnancial reporting, the engagement of the independent registered public accounting ﬁrm (“Independent Auditors”) and the evaluation of the Independent Auditors’ qualiﬁcations, independence and performance; (iv) policy standards and guidelines for risk assessment and risk management; (v) Citigroup’s compliance with legal and regulatory requirements, including Citigroup’s disclosure controls and procedures; and (vi) the fulﬁllment of the other responsibilities set out herein. The report of the Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement.

The Board has determined that each of Ms. Costello and Messrs. O’Neill, Santomero, and Turley qualiﬁes as an “audit committee ﬁnancial expert” as deﬁned by the SEC and each such director as well as Mr. Henry are considered “ﬁnancially literate” under NYSE rules, and, in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each is independent within the meaning of applicable SEC rules, the corporate governance rules of the NYSE, and the FDIC guidelines.

The Audit Committee Charter, as adopted by the Board, is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Citigroup Board of Directors’ Committee Charters.”

The Ethics and Culture Committee, which oversees Management’s efforts to foster a culture of ethics within the organization; oversees and helps shape the deﬁnition of Citi’s value proposition; oversees Management’s efforts to enhance and communicate Citi’s value proposition, evaluates Management’s progress, and provides feedback on these efforts; reviews and assesses the culture of the organization to determine if further enhancements are needed to foster ethical decision-making by employees; and oversees Management’s efforts to support ethical decision-making in the organization, evaluate Management’s progress, and provide feedback on these efforts. The Committee also reviews Citi’s Code of Conduct and the Code of Ethics for Financial Professionals.

The Ethics and Culture Committee Charter, as adopted by the Board, is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Citigroup Board of Directors’ Committee Charters.”

The Executive Committee, which acts on behalf of the Board if a matter requires Board action before a meeting of the full Board can be held.

The Nomination, Governance and Public Affairs Committee, which is responsible for identifying individuals qualiﬁed to become Board members and recommending to the Board the Director nominees for the next Annual Meeting of stockholders. It leads the Board in its annual review of the Board’s performance and makes recommendations as to the composition of the committees for appointment by the Board. The Committee takes a leadership role in shaping corporate governance policies and practices, including recommending to the

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Board the Corporate Governance Guidelines and monitoring Citi’s compliance with these policies and practices and the Guidelines. The Committee is responsible for reviewing and approving all related party transactions involving a Director or an immediate family member of a Director and any related party transaction involving an executive ofﬁcer or immediate family member of an executive ofﬁcer if the transaction is valued at $50 million or more, in each case, other than certain enumerated ordinary course transactions. See Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation on pages 20-22 of this Proxy Statement for a complete description of the Policy on Related Party Transactions. The Committee, as part of the Board’s executive succession planning process, in conjunction with the Personnel and Compensation Committee, evaluates and nominates potential successors to the CEO and provides an annual report to the Board on CEO succession. The Committee also reviews Director Compensation and Beneﬁts. The Nomination, Governance and Public Affairs Committee is also responsible for reviewing Citi’s policies and programs that relate to public issues of signiﬁcance to Citi and the public at large and reviewing relationships with external constituencies and issues that impact Citi’s reputation. The Committee also has responsibility for reviewing public policy and reputational issues facing Citi; reviewing political contributions and lobbying expenditures and payments to trade associations made by Citi, charitable contributions made by Citi and the Citi Foundation; reviewing Citi’s policies and practices regarding supplier diversity; reviewing the work of Citi’s Business Practices Committees; and reviewing Citi’s sustainability policies and programs, including environmental policies. The Committee’s focus is global, reﬂecting Citi’s global footprint.

With respect to regular succession of the CEO and senior management, Citi’s Board evaluates internal, and, when appropriate, external candidates. To ﬁnd external candidates, Citi seeks input from the members of the Board and senior management and/or from recruiting ﬁrms. To develop internal candidates, Citi engages in a number of practices, formal and informal, designed to familiarize the Board with Citi’s talent pool. The formal process involves an annual talent review conducted by senior management at which the Board studies the most promising members of senior management. The Board learns about each person’s experience, skills, areas of expertise, accomplishments, and goals. This review is conducted at a regularly scheduled Board meeting on an annual basis. In addition, members of senior management are periodically asked to make presentations to the Board at Board meetings and at the Board strategy sessions. These presentations are made by senior managers at the various business units as well as those who serve in corporate functions. The purpose of the formal review and other interaction is to ensure that Board members are familiar with the talent pool inside Citi from which the Board would be able to choose successors to the CEO and evaluate succession for other senior managers as necessary from time to time.

The Board has determined that, in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the Nomination, Governance and Public Affairs Committee is independent according to the corporate governance rules of the NYSE.

The Nomination, Governance and Public Affairs Committee Charter, as adopted by the Board, is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Board of Directors’ Committee Charters.”

The Operations and Technology Committee, which is responsible for overseeing the scope, direction, quality, and execution of Citi’s technology strategies formulated by management; and providing guidance on technology as it may pertain to, among other things, Citi business products and technology platforms.

The Personnel and Compensation Committee, which has been delegated broad authority to oversee compensation of employees of the Company and its subsidiaries and afﬁliates. The Committee will regularly review Citi’s management resources and performance of senior management. The Committee is responsible for determining the compensation for the CEO and approving the compensation of other executive ofﬁcers of the Company and members of Citi’s Operating Committee. The Committee is also responsible for approving the incentive compensation structure for other members of senior management and certain highly compensated employees (including discretionary incentive awards to covered employees as deﬁned in applicable bank regulatory guidance), in accordance with guidelines established by the Committee from time to time. The Committee also has broad oversight over compliance with bank regulatory guidance governing Citi’s incentive compensation.

The Committee annually reviews and discusses the Compensation Discussion and Analysis required to be included in the Company’s Proxy Statement with management, and, if appropriate, recommends to the Board that the Compensation Discussion and Analysis be included. Additionally, the Committee reviews and

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approves the overall goals of Citi’s material incentive compensation programs, including as expressed through Citi’s Compensation Philosophy and provides oversight for Citi’s incentive compensation programs so that they both (i) appropriately balance risk and ﬁnancial results in a manner that does not encourage employees to expose Citi to imprudent risks, and (ii) are consistent with bank safety and soundness. Toward that end, the Committee meets periodically with Citi’s Chief Risk Ofﬁcer to discuss the risk attributes of Citi’s incentive compensation programs.

The Committee has the power to hire and ﬁre independent compensation consultants, legal counsel, or ﬁnancial or other advisors as it may deem necessary to assist it in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company. The Committee has retained Frederic W. Cook & Co. (Cook & Co.) to provide the Committee with advice on Citi’s compensation programs for senior management. The amount paid to Cook & Co. in 2015 is disclosed in the Compensation Discussion and Analysis on page 75 of this Proxy Statement.

The Board has determined that in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the Personnel and Compensation Committee is independent according to the corporate governance rules of the NYSE. Each of such Directors is a “non-employee Director,” as deﬁned in Section 16 of the Securities Exchange Act of 1934, and is an “outside Director,” as deﬁned by Section 162(m) of the Internal Revenue Code.

The Personnel and Compensation Committee Charter is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Board of Directors’ Committee Charters.”

The Risk Management Committee, which has been delegated authority to assist the Board in fulﬁlling its responsibility with respect to (i) oversight of Citigroup’s risk management framework, including the signiﬁcant policies and practices used in managing credit, market, operational, and certain other risks; (ii) oversight of Citigroup’s policies and practices relating to funding risk, liquidity risk and price risk, which constitute signiﬁcant components of market risk, and risks pertaining to capital management; and (iii) oversight of the performance of the Fundamental Credit Risk credit review function. The Committee reports to the Board of Directors regarding Citigroup’s risk proﬁle, as well as its risk management framework, including the signiﬁcant policies and practices employed to manage risks in Citigroup’s businesses, as well as the overall adequacy of the Risk Management function.

The Risk Management Committee Charter is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Board of Directors’ Committee Charters.”

The following table shows the current membership of each of the Committees.

Committees	Current Members
Audit Committee	Ellen M. Costello Peter B. Henry Michael E. O’Neill Anthony M. Santomero James S. Turley (Chair)
Ethics and Culture Committee	Franz B. Humer (Chair) Michael E. O’Neill Judith Rodin Ernesto Zedillo Ponce de Leon
Executive Committee	Franz B. Humer Michael E. O’Neill (Chair) Anthony M. Santomero Diana L. Taylor William S. Thompson, Jr. James S. Turley
Nomination, Governance and Public Affairs Committee	Michael E. O’Neill Judith Rodin Diana L. Taylor (Chair) Ernesto Zedillo Ponce de Leon

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Committees	Current Members
Operations and Technology Committee	Gary M. Reiner (Chair) Renée J. James
Personnel and Compensation Committee	Michael E. O’Neill Judith Rodin Diana L. Taylor William S. Thompson. Jr. (Chair)
Risk Management Committee	Duncan P. Hennes Franz B. Humer Renée J. James Eugene M. McQuade Anthony M. Santomero (Chair) William S. Thompson. Jr. James S. Turley Ernesto Zedillo Ponce de Leon

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

There are no legal proceedings to which any Director, ofﬁcer, or principal stockholder, or any afﬁliate thereof, is a party adverse to Citi or has a material interest adverse to Citi.

CERTAIN TRANSACTIONS AND RELATIONSHIPS, COMPENSATION COMMITTEE INTERLOCKS, AND INSIDER PARTICIPATION

The Board has adopted a policy setting forth procedures for the review, approval, and monitoring of transactions involving Citi and related persons (Directors and executive ofﬁcers or their immediate family members). A copy of Citi’s Policy on Related Party Transactions is available on our website at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Citi Policies.” Under the policy, the Nomination, Governance and Public Affairs Committee is responsible for reviewing and approving all related party transactions involving Directors or an immediate family member of a Director. Directors may not participate in any discussion or approval of a related party transaction in which he or she or any member of his or her immediate family is a related person, except that the Director must provide all material information concerning the related party transaction to the Nomination, Governance and Public Affairs Committee. The Nomination, Governance and Public Affairs Committee is also responsible for reviewing and approving all related party transactions valued at more than $50 million involving an executive ofﬁcer or an immediate family member of an executive ofﬁcer. The Transaction Review Committee, comprised of the Chief Financial Ofﬁcer, Chief Risk Ofﬁcer, General Counsel, Chief Compliance Ofﬁcer, and the Head of Public Affairs, is responsible for reviewing and approving all related party transactions valued at less than $50 million involving an executive ofﬁcer or an immediate family member of an executive ofﬁcer. The policy also contains a list of categories of transactions involving Directors or executive ofﬁcers, or their immediate family members who are pre-approved under the policy, and therefore need not be brought to the Nomination, Governance and Public Affairs Committee or the Transaction Review Committee for approval.

The Nomination, Governance and Public Affairs Committee and the Transaction Review Committee will review the following information when assessing a related party transaction:

•
the terms of such transaction;

•
the related person’s interest in the transaction;

•
the purpose and timing of the transaction;

•
whether Citi is a party to the transaction, and if not, the nature of Citi’s participation in the transaction;

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•
if the transaction involves the sale of an asset, a description of the asset, including date acquired and cost basis;

•
information concerning potential counterparties in the transaction;

•
the approximate dollar value of the transaction and the approximate dollar value of the related person’s interest in the transaction;

•
a description of any provisions or limitations imposed as a result of entering into the proposed transaction;

•
whether the proposed transaction includes any potential reputational risk issues that may arise as a result of or in connection with the proposed transaction; and

•
any other relevant information regarding the transaction.

Based on information contained in a Schedule 13G ﬁled with the SEC, BlackRock and Vanguard reported that they beneﬁcially owned 5% or more of the outstanding shares of Citi’s common stock as of December 31, 2015, see Stock Ownership — Owners of More than 5% of Citi Common Stock in this Proxy Statement on page 26. During 2015, our subsidiaries provided ordinary course lending, trading, and other ﬁnancial services to BlackRock and Vanguard and their respective afﬁliates and clients. These transactions were entered into on an arm’s length basis and contain customary terms and conditions and were on substantially the same terms as comparable transactions with unrelated third parties.

Citi has established funds in which employees have invested. In addition, certain of our executive ofﬁcers have from time to time invested their personal funds directly, or directed that funds for which they act in a ﬁduciary capacity be invested, in funds arranged by Citi’s subsidiaries on the same terms and conditions as the other outside investors in these funds, who are not our executive ofﬁcers, or employees. Other than certain “grandfathered” investments, in accordance with Sarbanes-Oxley and the Citi Corporate Governance Guidelines, executive ofﬁcers may invest in certain Citi-sponsored investment opportunities only under certain circumstances and with the approval of the appropriate committee.

Citigroup Capital Partners II, L.P. and Citigroup Venture Capital International Growth Partnership II, L.P. are funds that were formed in 2006 and 2007, respectively. They invest either directly or via a master fund in private equity investments. Citi matches each dollar invested by an employee with an additional two-dollar commitment to each fund, or feeder fund, in which an employee has invested. Citi’s match is made by a loan to the fund. Each eligible employee, subject to vesting, receives the beneﬁt of any increase in the value of the fund attributable to the loan made by Citi, less the interest paid by the fund on the loan, as well as any increase in the value of the fund attributable to the employee’s own investment. In accordance with the funds’ offering memoranda, executive ofﬁcers are not eligible to participate in the funds on a leveraged basis.

The following distributions exceeding $120,000 with respect to investments in Citigroup Capital Partners II, L.P. and Citigroup Venture Capital International Growth Partnership II, L.P. were made to executive ofﬁcers in 2015:

Citigroup Capital Partners II, L.P. Cash Distributions
Michael Corbat	$143,418
James Cowles	$339,585
James Forese	$286,836
Manuel Medina-Mora*	$226,390

Citigroup Venture Capital International Growth Partnership II, L.P. Cash Distributions
James Cowles	$708,536
James Forese	$314,905
Manuel Medina-Mora*	$629,809
William Mills	$314,905

*	Mr. Medina-Mora retired from Citigroup in 2015.

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In 2015, Citi performed corporate banking and securities brokerage services in the ordinary course of our business for certain organizations in which some of our Directors are ofﬁcers or directors. In addition, in the ordinary course of business, Citi may use the products or services of organizations in which some of our Directors are ofﬁcers or directors.

The persons listed on page 76 of this Proxy Statement are the current members of the Personnel and Compensation Committee. No current or former member of the Personnel and Compensation Committee was a part of a “compensation committee interlock” during ﬁscal year 2015 as described under SEC rules. In addition, none of our executive ofﬁcers served as a director or member of the compensation committee of another entity that would constitute a “compensation committee interlock.” No member of the Personnel and Compensation Committee had any material interest in a transaction with Citi or is a current or former ofﬁcer of Citi, and no member of the Personnel and Compensation Committee is a current employee of Citi or any of its subsidiaries. In addition, no member of the Board, or any immediate family member of the Board, engaged Cook & Co. for any compensation-related services in 2015.

Mr. Corbat has entered into an Aircraft Time Sharing Agreement with Citiﬂight, Inc. (a subsidiary of Citigroup Inc.) that allows him to reimburse Citi for the cost of his personal use of corporate aircraft based on the aggregate incremental cost of the ﬂight to Citi. Aggregate incremental cost is calculated based on a cost-per-ﬂight-hour charge developed by a nationally recognized and independent service or, if higher, the charge allowed under Federal Aviation Regulation 91.501(d). Mr. Corbat reimbursed Citi $140,077 related to his personal use of corporate aircraft during 2015.

For a portion of 2015, Mr. McQuade served as the Vice Chairman of Citigroup Inc. Mr. McQuade received approximately $176,164 as compensation for his service as the Vice Chairman of Citigroup from January 1, 2015 to May 1, 2015. Mr. McQuade’s compensation relates solely to his service as an employee and not as a director of Citigroup. His compensation for his service as a director is reported in the Director Compensation Table on pages 47-50 of this Proxy Statement. In 2015, certain previously awarded shares granted to Mr. McQuade when he was an employee of Citigroup vested; this included Performance Share Units and Capital Accumulation Program Awards. On February 19, 2013, Mr. McQuade received from Citi an award of Performance Share Units in a target award of 47,801.15. Based on adjustments due to performance conditions described in the Compensation Discussion and Analysis section of this Proxy Statement, Mr. McQuade was entitled to receive 32,456.98 Performance Share Units on February 19, 2016, when the share units vested. Performance Share Units are paid in cash and Mr. McQuade received a cash payment of $1,315,270 for the share units on February 19, 2016. On February 18, 2014, Mr. McQuade received from Citi an award of Performance Share Units in a target award of 44,398.36. Those share units are scheduled to vest on December 31, 2016. During his employment at Citi, Mr. McQuade also received shares of Citi common stock awarded under the Capital Accumulation Program. Approximately 40,242 shares vested on January 20, 2016, representing the deferred portion of Mr. McQuade’s annual incentive awards for 2011, 2012, and 2013 which was awarded to him under the Capital Accumulation Program. These shares are reported in the Beneﬁcial Ownership Table on page 25 of this Proxy Statement. Mr. McQuade has 34,149 unvested shares remaining from his Capital Accumulation Program Awards. These unvested shares remain subject to ﬂuctuations in Citi’s common stock price as well as the Citi Clawbacks. In addition, Mr. McQuade was granted 100,000 Stock Options in 2011 at a grant price of $49.10, which vested in three equal installments. The expiration date for the Stock Options is February 14, 2017. The Stock Options are reported on page 25 of this Proxy Statement.

An adult child of Mr. Humer, a Director, is employed by Citi’s Institutional Clients Group and received 2015 compensation of $751,082. An adult child of John Gerspach, Citi’s CFO, is employed in Citi’s Compliance function and received 2015 compensation of $129,000. The compensation for these employees was established by Citi in accordance with its employment and compensation practices applicable to employees with equivalent qualiﬁcations and responsibilities and holding similar positions. Mr. Humer and Mr. Gerspach do not have a material interest in the employment relationship nor share a household with their respective family members who are employees of Citi.

INDEBTEDNESS

Other than certain “grandfathered” margin loans, in accordance with Sarbanes-Oxley and the Citi Corporate Governance Guidelines, no margin loans may be made to any executive ofﬁcer unless such person is an employee of a broker-dealer subsidiary of Citi and such loan is made in the ordinary course of business.

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Certain transactions in excess of $120,000 involving loans, deposits, credit cards, and sales of commercial paper, certiﬁcates of deposit, and other money market instruments and certain other banking transactions occurred during 2015 between Citibank, N.A. and other Citi banking subsidiaries on the one hand and certain Directors or executive ofﬁcers of Citi, members of their immediate families, corporations or organizations of which any of them is an executive ofﬁcer or partner or of which any of them is the beneﬁcial owner of 10% or more of any class of securities, or associates of the Directors, the executive ofﬁcers or their family members on the other. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. Personal loans made to any Director or an executive ofﬁcer must comply with Sarbanes-Oxley, Regulation O and the Corporate Governance Guidelines, and must be made in the ordinary course of business.

BUSINESS PRACTICES COMMITTEES

The business practices committees for each of Citi’s businesses and regions review business activities, sales practices, product design, potential conﬂicts of interest, and other franchise or reputational risk issues escalated to these committees. The business practices committee at the corporate level reviews issues escalated by a business practices committee at the business or regional level that may present franchise, reputational and/or systemic risks. All reviews by the business practices committees are conducted with due consideration of the context and facts presented to the committees.

The business practices committees, which are comprised of our most senior executives, provide the guidance necessary for Citi’s business practices to meet the highest standards of professionalism, integrity, and ethical behavior consistent with Citi’s Mission and Value Proposition. Our business leaders, in addition to conﬁrming our commitment to the principles of responsible ﬁnance and protecting Citi’s franchise, are responsible for establishing a framework for compliance with applicable laws and regulations, Citi policies and ethical standards.

Business practices concerns may be raised through a variety of sources, including business practices working groups, other in-business committees, or the control functions. Relevant issues from the business practices committees are reported on a regular basis to the Nomination, Governance and Public Affairs Committee of the Board.

CODE OF ETHICS FOR FINANCIAL PROFESSIONALS

The Citi Code of Ethics for Financial Professionals applies to Citi’s Chief Executive Ofﬁcer (Principal Executive Ofﬁcer), Chief Financial Ofﬁcer (Principal Financial Ofﬁcer) and Controller (Principal Accounting Ofﬁcer) and all Finance Professionals and Administrative Staff in a ﬁnance role, including Controllers, CSS Finance & Risk Operations (RO), Financial Planning & Analysis, Treasury, Tax, Strategy and M&A, Investor Relations and the Regional/Business teams. Citi expects all of its employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules and regulations, to deter wrongdoing and abide by the Citi Code of Conduct and other policies and procedures adopted by Citi that govern the conduct of its employees. The Code of Ethics is intended to supplement the Citi Code of Conduct. A copy of the Code of Ethics is available on our website at www.citigroup.com. Click on “About Us” then “Corporate Governance,” and then “Code of Ethics for Financial Professionals.”  We will disclose amendments to, or waivers from, the Code of Ethics, if any, on our website.

ETHICS HOTLINE

Citi expects employees to raise concerns or questions regarding ethics, discrimination or harassment matters, and to promptly report suspected violations of these and other applicable laws, regulations, Citi policies, procedures or standards. Citi offers several channels by which employees and others may report ethical concerns, including, without limitation, concerns about accounting, internal controls or auditing matters. We provide a global Ethics Hotline, a toll-free number that is available 24 hours a day, seven days a week, 365 days a year, and is staffed by live operators who can connect to translators to accommodate multiple languages.

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Calls to the Ethics Hotline are received by a third-party vendor, located in the United States, which reports the calls to the Citi Ethics Ofﬁce for handling. Ethical concerns may also be reported through a dedicated e-mail address, multi-lingual website submission, fax line, and conventional mailing address. Any individual may also raise a concern by accessing Citi’s public-facing corporate website. Individuals may choose to remain anonymous to the extent permitted by applicable laws and regulations. We prohibit retaliatory actions against anyone who raises concerns or questions in good faith, or who participates in a subsequent investigation of such concerns.

CODE OF CONDUCT

The Board has adopted a Code of Conduct, which provides an overview of the laws, regulations and Citi policies and procedures applicable to the activities of Citi, and sets forth the standards of ethics and professional behavior expected of employees and representatives of Citi. The Code of Conduct applies to every Director, ofﬁcer and employee of Citi and its consolidated subsidiaries. All Citi employees, directors, and ofﬁcers are required to read and comply with the Code of Conduct. In addition, other persons performing services for Citi may be subject to the Code of Conduct by contract or other agreement. The Code of Conduct is publicly available in multiple languages at www.citigroup.com. Click on “About Us,” then “Corporate Governance,” and then “Code of Conduct.”

COMMUNICATIONS WITH THE BOARD

Stockholders or other interested parties who wish to communicate with a member or members of the Board, including the Chairman or the non-management Directors as a group, may do so by addressing their correspondence to the Board member or members, c/o the Corporate Secretary, Citigroup Inc., 388 Greenwich Street, New York, NY 10013. The Board of Directors has approved a process pursuant to which the ofﬁce of the Corporate Secretary will review and forward correspondence to the appropriate person or persons for response.

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STOCK OWNERSHIP

Citi has long encouraged stock ownership by its Directors, ofﬁcers and employees to align their interests with the long-term interests of stockholders. The Board and executive ofﬁcers are subject to a stock ownership commitment, which requires these individuals to maintain a minimum ownership level of Citigroup stock. Executive ofﬁcers are required to retain at least 75% of the equity awarded to them as incentive compensation (net of amounts required to pay taxes and option exercise prices) as long as they are executive ofﬁcers. In addition, a stock holding period applies after the executive ofﬁcer leaves Citi or is no longer an executive ofﬁcer. He or she must retain, for one year after ending executive ofﬁcer status, 50% of the shares previously subject to the stock ownership commitment. Directors are similarly required to retain at least 75% of the net equity awarded to them, further aligning their interests with stockholders. The Board may revise the terms of the stock ownership commitment from time to time to reﬂect legal and business developments warranting a change. In addition, Directors and executive ofﬁcers may not enter into hedging transactions in respect of Citi’s common stock or other securities issued by Citi, including securities granted by the Company to the Director or executive ofﬁcer as part of his or her compensation and securities purchased or acquired by the Director or executive ofﬁcer in a non-compensatory transaction.

The following table shows the beneﬁcial ownership of Citi common stock by our Directors and certain executive ofﬁcers at February 29, 2016. For purposes of this table, “beneﬁcial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneﬁcial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of the date of determination.

Beneﬁcial Ownership Table

Name	Common Stock Beneﬁcially Owned Excluding Options(1)	Options Exercisable Within 60 Days	Owned by or Tenant in Common with Family Member, Trust, Mutual Fund or 401(K)(2)	Total Beneﬁcial Ownership	Receipt Deferred(3)	Total
Stephen Bird	173,583	100,000	95,000	368,583	–	368,583
Don Callahan	198,973	188,982	–	387,955	–	387,955
Ellen M. Costello	–		–	–	4,048	4,048
Michael Corbat	263,281	150,000	1,781	415,062	–	415,062
James Forese	279,371	234,490	–	513,861	–	513,861
John Gerspach	107,662	150,000	124,197	381,859	–	381,859
Duncan P. Hennes	6,418	–	–	6,418	4,048	10,466
Peter B. Henry	2,297	–	–	2,297	4,048	6,345
Franz B. Humer	13,642	–	–	13,642	4,048	17,690
Renée J. James	–	–	–	–	4,048	4,048
Eugene M. McQuade	23,032	100,000	72,802	195,834	4,048	199,882
Michael E. O'Neill	89,587	–	53,200	142,787	–	142,787
Gary M. Reiner	12,296	–	–	12,296	4,048	16,344
Judith Rodin	34,456	–	36	34,492	4,048	38,540
Anthony M. Santomero	29,547	–	–	29,547	4,048	33,595
Joan E. Spero	22,264	–	–	22,264	4,048	26,312
Diana L. Taylor	21,679	–	–	21,679	4,048	25,727
William S. Thompson, Jr.	2,974	–	90,815	93,789	4,048	97,837
James S. Turley	7,543	–	–	7,543	4,048	11,591
Ernesto Zedillo Ponce de Leon	20,332	–	–	20,332	4,048	24,380
Total (29 Directors and Executive Ofﬁcers as a group)	1,962,620	1,233,313	459,214	3,655,147	56,672	3,711,819

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(1)	The stock reported for certain directors in this column includes deferred common stock which is fully vested and which the director or directors have the right to acquire within 60 days.
(2)

Stock held as a tenant-in-common with a family member or trust, owned by a family member, held by a trust for which the Director or executive ofﬁcer is a trustee but not a beneﬁciary or held by a mutual fund which invests substantially all of its assets in Citi common stock.

(3)

Amounts represent Directors’ deferred common stock. The deferred common stock vests immediately; however, if a Director retired or resigned from the Board during the year of grant, the Director would forfeit a pro rata portion of the award.

At February 29, 2016, no Director or executive ofﬁcer owned as much as 1% of Citi’s common stock.

At February 29, 2016, all of the Directors and executive ofﬁcers as a group beneﬁcially owned approximately 0.13% of Citi’s common stock.

Mr. Reiner also owns 485 depositary shares of Citi’s 5.9% Fixed/Float Non-Cumulative Preferred Stock, Series B, which represents 0.065% of such series of preferred stock.

Mr. Thompson also owns 18,768 depositary shares of Citi’s 6.875% Fixed/Float Non-Cumulative Preferred Stock, Series K, which represents .03% of such series of preferred stock.

Mr. Callahan also owns 4,170 depositary shares of Citi’s 6.3% Noncumulative Preferred Stock, Series S, which represents 0.01% of such series of preferred stock.

Mr. Mills also owns 1,000 depositary shares of Citi’s 5.95% Fixed/Floating Rate Noncumulative Preferred, Series Q, which represents 0.08% of such series of preferred stock.

Owners of More than 5% of Citi Common Stock

Name and Address of Beneﬁcial Owner	Beneﬁcial Ownership	Percent of Class
BlackRock Inc(a) 55 East 52nd Street, New York, NY 10055 Amount beneﬁcially owned	201,894,757	6.8%
The Vanguard Group Inc(b) 100 Vanguard Blvd., Malvern, PA 19355 Amount beneﬁcially owned	163,849,049	5.5%

(a)

Based on the Schedule 13G ﬁled with the SEC on January 21, 2016 by BlackRock and certain subsidiaries, BlackRock reported that it had sole voting power over 175,501,366 shares; shared voting power over 138,851 shares; had sole dispositive power over 201,755,906 shares; and shared dispositive power over 138,851 shares. The Schedule 13G states that the shares are beneﬁcially owned by funds and accounts managed by BlackRock and any economic interests of the securities covered is held by BlackRock for the beneﬁts of the funds and accounts and not for BlackRock’s own account.

(b)

Based on the Schedule 13G ﬁled with the SEC on February 11, 2016 by Vanguard and certain subsidiaries, Vanguard reported that it had sole voting power over 5,536,750 shares; sole dispositive power over 157,971,836 shares; shared voting power over 304,100 shares; and shared dispositive power over 5,877,213 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., is the beneﬁcial owner of 4,628,966 shares or .15% of Citi’s Common Stock as a result of its serving as investment manager of collective trust accounts. In addition, Vanguard Investments Australia, Ltd., a wholly owned subsidiary of The Vanguard Group, Inc., is the beneﬁcial owner of 2,156,031 shares or .07% of Citi’s Common Stock as a result of its serving as investment manager of Australian investment offerings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Citi’s ofﬁcers and Directors, and persons who own more than 10% of a registered class of Citi’s equity securities, to ﬁle reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish Citi with copies of the forms. Based on its review of the forms it received, or written representations from reporting persons, Citi believes that, during 2015, each of its ofﬁcers and Directors complied with all such ﬁling requirements.

Citi 2016 Proxy Statement 26

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Proposal 1: Election of Directors

The Board has nominated all of the current Directors for re-election at the 2016 Annual Meeting. Each of the Director nominees that currently served on the Board was elected by the stockholders at the 2015 Annual Meeting of Stockholders, except for Ms. Costello, Ms. James and Mr. McQuade, who were previously elected by the Board in 2015. Mses. Costello and James were identiﬁed as potential Directors by Egon Zehnder, the Board’s nominating consultant. Mr. McQuade was recommended as a candidate for election to the Citigroup Board by his fellow directors on the Citibank Board, all of whom are members of Citigroup’s Board. If elected, each nominee will hold ofﬁce until the 2017 Annual Meeting or until his or her successor is elected and qualiﬁed.

The one-year term of all of Citi’s Directors expires at the Annual Meeting.

DIRECTOR CRITERIA AND NOMINATION PROCESS

The Nomination, Governance and Public Affairs Committee considers all qualiﬁed candidates identiﬁed by members of the Nomination, Governance and Public Affairs Committee, by other members of the Board, by senior management and by security holders. During 2015, the Committee engaged Egon Zehnder to assist in identifying and evaluating potential nominees. Stockholders who would like to propose a Director candidate for consideration by the Nomination, Governance and Public Affairs Committee may do so by submitting the candidate’s name, résumé and biographical information to the attention of the Corporate Secretary, Citigroup Inc., 388 Greenwich Street, New York, NY 10013. All proposals for nominations received by the Corporate Secretary will be presented to the Committee for its consideration.

The Nomination, Governance and Public Affairs Committee reviews each candidate’s biographical information and assesses each candidate’s independence, skills and expertise based on a variety of factors, including the following criteria, which have been developed by the Nomination, Governance and Public Affairs Committee and approved by the Board:

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Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards;

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Whether the candidate has had business, governmental, non-proﬁt or professional experience at the chairman, chief executive ofﬁcer, chief operating ofﬁcer or equivalent policy-making and operational level of a large organization with signiﬁcant international activities across many regulatory jurisdictions and regions that indicates that the candidate will be able to make a meaningful and immediate contribution to the Board’s discussion of and decision-making on the array of complex issues facing a large ﬁnancial services business that operates on a global scale;

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Whether the candidate has special skills, expertise and background that would complement the attributes of the existing Directors, taking into consideration the diverse communities and geographies in which the Company operates;

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Whether the candidate has the ﬁnancial expertise required to provide effective oversight of a diversiﬁed ﬁnancial services business that operates on a global scale;

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Whether the candidate has achieved prominence in his or her business, governmental, or professional activities and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make;

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Whether the candidate will effectively, consistently, and appropriately take into account and balance the legitimate interests and concerns of all of the Company’s stockholders and other stakeholders in reaching decisions, rather than advancing the interests of a particular constituency;

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Whether the candidate possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust;

•
Whether the candidate will be able to devote sufﬁcient time and energy to the performance of his or her duties as a Director.

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ELECTION OF DIRECTORS

Application of these factors involves the exercise of judgment by the Nomination, Governance and Public Affairs Committee and the Board.

Based on its assessment of each candidate’s independence, skills and qualiﬁcations and the criteria described above, the Nomination, Governance and Public Affairs Committee will make recommendations regarding potential Director candidates to the Board.

The Nomination, Governance and Public Affairs Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board of Directors and members of senior management. For the 2016 Annual Meeting, Citi did not receive notice from any stockholders regarding a nomination to the Board of Directors.

DIRECTOR QUALIFICATIONS

The nominees for the Board of Directors each have the qualiﬁcations and experience to approve and guide Citi’s strategy and to oversee management’s execution of that strategic vision. Citi’s Board of Directors consists of individuals with the skills, experience and backgrounds necessary to oversee Citi’s efforts toward becoming a simpler, smaller, safer, and stronger ﬁnancial institution, while mitigating risk and operating within a complex ﬁnancial and regulatory environment.

The nominees listed below are leaders in business, the ﬁnancial community, and academia because of their intellectual acumen and analytic skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments over a period of decades. Each has been chosen to stand for election in part because of his or her ability and willingness to ask difﬁcult questions, understand Citi’s unique challenges, and evaluate the strategies proposed by management, as well as their implementation.

Each of the nominees has a long record of professional integrity, a dedication to his or her profession and community, a strong work ethic that includes coming fully prepared to meetings and being willing to spend the time and effort needed to fulﬁll professional obligations, the ability to maintain a collegial environment, and the experience of having served as a Board member of a sophisticated global company.

Many of our nominees are either current or former chief executive ofﬁcers or chairmen of other large international corporations or have experience operating large, complex academic, governmental or philanthropic institutions or departments. As such, they have a deep understanding of, and extensive experience in, many of the areas that are outlined below as being of critical importance to Citi’s proper operation and success. For the purposes of its analysis, the Board has determined that nominees who have served as a chief executive ofﬁcer or a chairman of a major corporation or large, complex institution have extensive experience with ﬁnancial statement preparation, compensation determinations, regulatory compliance (if their businesses are or were regulated), corporate governance, public affairs, and legal matters.

In evaluating the composition of the Board, the Nomination, Governance and Public Affairs Committee seeks to ﬁnd and retain individuals who, in addition to having the qualiﬁcations set forth in Citi’s Corporate Governance Guidelines, have the skills, experience and abilities necessary to meet Citi’s unique needs as a highly regulated ﬁnancial services company with operations in the corporate and consumer business within the United States and more than 100 countries around the globe. The Committee has determined it is critically important to Citi’s proper operation and success that its Board has, in addition to the qualities described above, expertise and experience in the following areas:

•
Compensation. Citi’s Personnel and Compensation Committee is responsible for determining the compensation of the CEO and approving the compensation of other executive ofﬁcers of the Company and members of Citi’s Operating Committee. In order to properly carry out its responsibilities with respect to compensation, Citi’s Board must include members who have experience evaluating the structure of compensation for senior executives. They must understand the various forms of compensation that can be utilized, the purpose of each type and how various elements of compensation can be used to motivate and reward executives and drive performance, while not encouraging imprudent risk-taking or simply having short-term goals.

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ELECTION OF DIRECTORS

•
Consumer Business. With more than 200 million customer accounts, Citi provides services to its retail customers in connection with its retail banking, credit card, consumer ﬁnance, real estate lending, personal loans, investment services, auto loans, small- and middle-market commercial banking, and other ﬁnancial services businesses. Citi looks to its Board members with extensive consumer experience to assist it in evaluating its business model and strategies for reaching and servicing its retail customers domestically and around the world.

•
Corporate Affairs. Citi’s reputation is a vital asset in building trust with its clients and other stakeholders, and Citi makes every effort to communicate its corporate values to its stockholders and clients, its achievements in the areas of corporate social responsibility, sustainability, and philanthropy, and its efforts to improve the communities in which we live and work. Members of the Board with experience in the areas of corporate affairs, philanthropy, communications, and corporate social responsibility assist management by reviewing Citi’s policies and programs that relate to signiﬁcant public issues, as well as by reviewing Citi’s relationships with external stakeholders and issues that impact Citi’s reputation.

•
Institutional Business. Citi provides a wide variety of services to its corporate clients, including strategic and ﬁnancial advisory services, such as mergers, acquisitions, ﬁnancial restructurings, loans, foreign exchange, cash management, underwriting and distributing equity, and debt and derivative services; and global transaction services, including treasury and trade solutions and securities and fund services. With a corporate business as extensive and complex as Citi’s, it is crucial that members of the Board have the depth of understanding and experience necessary to guide management’s conduct of these lines of business.

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Corporate Governance. Citi aspires to the highest standards of corporate governance and ethical conduct: doing what we say, reporting results with accuracy and transparency, and maintaining compliance with the laws, rules and regulations that govern the Company’s businesses. The Board is responsible for shaping corporate governance policies and practices, including adopting the corporate governance guidelines applicable to the Company and monitoring the Company’s compliance with governance policies and the guidelines. To carry out these responsibilities, the Board must include experienced leaders in the area of corporate governance who must be familiar with governance issues, the constituencies most interested in those issues and the impact that governance policies have on the functioning of a company.

•
Financial Reporting. Citi’s internal controls over ﬁnancial reporting are designed to ensure that Citi’s ﬁnancial reporting and its ﬁnancial statements are prepared in accordance with generally accepted accounting principles. While the Board and its committees are not responsible for preparing our ﬁnancial statements, they have oversight responsibility, including the selection of outside independent auditors, subject to stockholder ratiﬁcation. The Board must include members with direct or supervising experience in the preparation of ﬁnancial statements, as well as ﬁnance and accounting expertise.

•
Financial Services Industry. Citi is a global diversiﬁed bank whose businesses provide a broad range of ﬁnancial services to consumer and institutional customers, making it critically important that its Board include members who have deep ﬁnancial services backgrounds. The nominees include many individuals with extensive ﬁnancial institution experience.

•
International Business or Economics. As a company with a broad international reach, Citi’s Board values the perspectives of Directors with international business or governmental experience or expertise in international economics. Citi’s presence in markets outside the United States is an important competitive advantage for Citi, because it allows us to serve U.S. and foreign businesses and individual clients whose activities span the globe. Directors with international business experience can use the experience that they have developed through their own business dealings to assist Citi’s Board and management in understanding and successfully navigating the business, political, and regulatory environments in countries in which Citi does, or seeks to do, business. Directors with international economics expertise can help guide Citi management in developing its global strategy.

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ELECTION OF DIRECTORS

•
Legal Matters. In addition to the regulatory supervision described below, Citi is subject to myriad laws and regulations and is party to various legal actions and regulatory proceedings. Citi’s Board has an important oversight function with respect to compliance with applicable requirements, monitors the progress of legal proceedings, and evaluates major settlements. Citi’s Board must include members with experience in complying with regulatory requirements, as well as understanding complex litigation and litigation strategies.

•
Operations and Technology. Citi has a long history as a technology innovator — Citibank, N.A. was one of the ﬁrst banks to offer automatic teller machines for its customers during the 1970s. Since then, Citi has expanded its technology to include such products as online banking; mobile and tablet banking; mobile check deposit; eBills; and Popmoney®. Financial institutions rely on gathering, processing, analyzing, and providing information in order to meet the needs of their customers, and, for Citi, it is crucial to be at the forefront of technology innovations. Citi must be able to use and protect its data and must be able to access its data to ensure that it complies with regulatory requirements including anti-money laundering, sanctions, and other security issues. In addition, Citi must ensure that its operations are efﬁcient, enhancing productivity to meet our strategic goals. The Board must include members that have knowledge and experience in technology, including such technology-driven issues as privacy and cybersecurity, data management, and the changing supervisory and regulatory technology landscape, as well as customer-friendly technology, and operations. Members of the Board provide oversight of Citi’s technology initiatives to service its consumer and institutional clients; the maintenance of Citi’s technology platforms; Citi’s compliance with regulatory requirements; Citi’s efﬁciency and productivity strategies; and the use and protection of customer data.

•
Regulatory Compliance. Citi and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and internationally, including in the U.S. the Federal Reserve Board, the Ofﬁce of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, state banking and insurance departments, as well as international ﬁnancial services authorities. Having Directors with experience interacting with regulators or operating businesses subject to extensive regulation is important to furthering Citi’s continued compliance with its many regulatory requirements and fostering productive relationships with its regulators.

•
Risk Management. Risk management is a critical function of a complex global ﬁnancial services company and its proper supervision requires Board members with sophisticated risk management skills and experience. Directors provide oversight of the Company’s risk management framework, including the signiﬁcant policies, procedures and practices used in managing credit, market and certain other risks, and review recommendations by management regarding risk mitigation. Citi’s Board must include members with risk expertise to assist Citi in its efforts to properly identify, measure, monitor, report, analyze, and control or mitigate risk.

Citi 2016 Proxy Statement 30

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ELECTION OF DIRECTORS

THE NOMINEES

The following tables give information — provided by the nominees — about their principal occupation, business experience, and other matters.

Each nominee’s biography highlights his or her particular skills, qualiﬁcations and experience that support the conclusion of the Nomination, Governance and Public Affairs Committee that the nominee is extremely qualiﬁed to serve on Citi’s Board.

BOARD RECOMMENDATION

The Board of Directors recommends that you vote FOR each of the following nominees.

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Michael L. Corbat 55

Chief Executive Ofﬁcer
Citigroup Inc.

•
Chief Executive Ofﬁcer, Citigroup Inc. – October 2012 to Present

•
Chief Executive Ofﬁcer, Europe, Middle East and Africa – December 2011 to October 2012

•
Chief Executive Ofﬁcer, Citi Holdings – January 2009 to December 2011

•
Chief Executive Ofﬁcer, Citi’s Global Wealth Management – September 2008 to January 2009

•
Head of Global Corporate Bank and Global Commercial Bank – March 2008 to September 2008

•
Head of Global Corporate Bank – April 2007 to March 2008

•
Head of Global Relationship Bank – March 2004 to April 2007

•
Head of EM Sales & Trading and Capital Markets, FICC – October 2001 to March 2004

•
Head of EM Sales & Fixed Income Origination – March 1988 to October 2001

•
Director of Citigroup since 2012

•
Other Directorships: None

•
Previous Directorships within the last ﬁve years: EMI

•
Other Activities: British/American Business, Inc. (Director), New York City Partnership (Director), The U.S. Ski & Snowboard Team Foundation (Director), The Clearing House Association (Member of the Supervisory Board), Financial Services Forum (Member), Institute of International Finance (Board Member), and International Business Council of WEF (Member)

Skills and Qualiﬁcations

Mr. Corbat is an experienced ﬁnancial services executive and ﬁnance professional and has been nominated to serve on the Board because of his extensive experience and expertise in the areas of Financial Services, Risk Management, Financial Reporting, International Business, Corporate and Consumer Business, Regulatory Compliance and Corporate Affairs. In his role as Chief Executive Ofﬁcer of Citigroup Inc., his prior experience as Citi’s CEO of Europe, Middle East and Africa, and his extensive career at Citi he has gained experience in all of Citi’s business operations, including consumer banking, corporate and investment banking, securities and trading and private banking services. In these roles, Mr. Corbat has gained extensive ﬁnancial services, ﬁnancial reporting, corporate business, and risk management experience. Additionally, in his role as CEO of Citi Holdings, Citi’s portfolio of non-core businesses and assets, he oversaw the divestiture of more than 40 businesses, including the IPO and sale of Citi’s remaining stake in Primerica. Mr. Corbat also successfully oversaw the restructuring of Citi’s consumer ﬁnance and retail partner cards businesses and divested more than $500 billion in assets, reducing risk on the Company’s balance sheet and freeing up capital to invest in Citi’s core banking business.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Ellen M. Costello 61

Former President, Chief Executive Ofﬁcer, BMO Financial Corporation and Former U.S. Country Head, BMO Financial Group

•
President and CEO, BMO Financial Corporation and U.S. Country Head, BMO Financial Group – 2011 to July 2013

•
Group Head, Personal and Commercial Banking, U.S. and President and Chief Executive Ofﬁcer, BMO Harris Bank N.A., BMO Financial Group – 2006 to 2011

•
Vice Chairman and Head, Securitization and Credit Investment Management, Merchant Banking and Head of N.Y. Ofﬁce, Capital Markets Group, BMO Financial Group – 2000 to 2006

•
Executive Vice President, Strategic Initiatives, Capital Markets Group, BMO Financial Group – 2000

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Executive Vice President and Head, Global Treasury Group, BMO Financial Group – 1997 to 1999

•
Senior Vice President and Deputy Treasurer, Global Treasury Group, BMO Financial Group – 1995 to 1997

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Managing Director and Regional Treasurer, Asia Paciﬁc, Global Treasury Group, BMO Financial Group – 1993 to 1994

•
Managing Director and Head, North American Financial Product Sales, Global Treasury Group, BMO Financial Group – 1991 to 1993

•
Director of Citigroup since 2016

•
Director of Citibank, N.A. since 2016

•
Other Directorships: DH Corporation

•
Previous Directorships within the last ﬁve years: BMO Financial Corporation

•
Other Activities: The United Way of Metropolitan Chicago (Board), Chicago Council on Global Affairs (Board), Economic Club of Chicago (Member)

Skills and Qualiﬁcations

Ms. Costello is an experienced ﬁnancial services executive and has been nominated to serve on the Board because of her extensive skills and experience in the areas of Financial Services, Risk Management, Institutional and Consumer Businesses, Financial Reporting and Regulatory Compliance. In her 30 years at BMO Financial Group, a Global Financial Institution, Ms. Costello acquired extensive experience in personal and commercial banking, wealth management and capital markets businesses in Canada, Asia and the U.S. In her roles in Global Treasury and Global Capital Markets, she gained experience in corporate, institutional and investment banking, securities, trading and asset management. As CEO of BMO Harris Bank N.A., Ms. Costello gained experience in personal and commercial banking, strategic planning, marketing, regulatory compliance, ﬁnancial reporting and personnel matters. Additionally, as CEO, BMO Financial Corporation and U.S. Country Head, she gained further experience in regulatory compliance, including capital and resolution planning, risk management and governance. Her board service at DH Corporation gives her experience with global operations and ﬁnancial technologies businesses. Ms. Costello’s extensive ﬁnancial services background also adds signiﬁcant value to Citi’s and Citibank’s relationships with various regulators and stakeholders.

Citi 2016 Proxy Statement 32

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Duncan P. Hennes 59

Co-Founder and Partner
Atrevida Partners, LLC

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Co-Founder and Partner, Atrevida Partners, LLC – June 2007 to Present

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Co-Founder and Partner, Promontory Financial Group – 2000 to 2006

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Chief Executive Ofﬁcer, Soros Fund Management – 1999 to 2000

•
Executive Vice President/Treasurer, Bankers Trust Company – 1987 to 1999

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Audit Manager, Arthur Andersen & Co. – 1979 to 1987

•
Director of Citigroup since 2013

•
Director of Citibank, N.A. since 2013

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Other Directorships: Syncora Holdings, Ltd.

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: Freeman & Co. (Advisory Board)

Skills and Qualiﬁcations

Mr. Hennes is an experienced ﬁnancial services professional and has been nominated to serve on the Board because of his extensive experience and expertise in the areas of Financial Services, Risk Management, Financial Reporting, Institutional Business, Regulatory Compliance, and Corporate Affairs. In his role as the Co-Founder of Atrevida Partners, LLC and his prior experience at Promontory Financial Group and Bankers Trust Corporation, he has gained extensive experience in ﬁnancial services, regulatory compliance, corporate and investment banking, and securities and trading. While at Bankers Trust Corporation, Mr. Hennes was Chairman of Oversight Partners I, the consortium of 14 ﬁrms that participated in the equity recapitalization of Long-Term Capital Management. As the Chairman of Oversight Partners I, Mr. Hennes gained experience in credit and risk management, and personnel matters. Additionally, in his role as CEO of Soros Fund Management, Mr. Hennes gained experience in investing, operational infrastructure, and trading, including arbitrage activities. Mr. Hennes’s experience as a Certiﬁed Public Accountant has also given him audit, ﬁnancial reporting, and risk management expertise.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Peter B. Henry 46

Dean
New York University, Leonard N. Stern School of Business

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Dean, New York University, Leonard N. Stern School of Business – January 2010 to Present

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Faculty Member, Stanford University – 1997 to 2009

•
Fellow, National Science Foundation – 1993 to 1996

•
Director of Citigroup since 2015

•
Director of Citibank, N.A. since 2015

•
Other Directorships: None*

•
Previous Directorships within the last ﬁve years: Kraft Foods Inc. and Kraft Foods Group, Inc. (split into two companies in October 2012)

•
Other Activities: British-American Business Council, Council on Foreign Relations (Board), National Bureau of Economic Research (Board), and the Economic Club of New York (Board)

Skills and Qualiﬁcations

Dr. Henry, a leading academic and seasoned international economist, has been nominated to serve on the Board because of his extensive expertise in the areas of International Business and Economics, Financial Services, Risk Management, Financial Reporting, Consumer Business, Corporate Affairs, and Governance. As a renowned international economist, he shares important perspectives with the Board on emerging markets, which is a focus of Citi’s strategy. The experience he has gained in his role as Dean of the Leonard N. Stern School of Business enables him to provide an important perspective to the Board’s discussions on public affairs, ﬁnancial and operational matters. As a former member of the Board of Kraft Foods Group, Inc. and its Audit and Governance Committees, Dr. Henry has gained valuable insights about the Consumer Business environment, ﬁnancial reporting, and governance. Dr. Henry’s governmental advisory roles, including leadership of President Obama’s Transition Team’s review of international lending agencies and his service as an economic advisor to governments in developing and emerging markets, have given him valuable insights and perspectives on international business and ﬁnancial services. Dr. Henry brings to the Board extensive experience in executive leadership at a large private university, including a robust understanding of the issues facing companies and governments in both mature and emerging markets around the world.

*	Dr. Henry has been nominated to serve on the Board of General Electric Company (“GE”). The shareowners of GE will vote on his election at their 2016 Annual Meeting.

Citi 2016 Proxy Statement 34

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Franz B. Humer 69

Former Chairman
Roche Holding Ltd

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Chairman, Roche Holding Ltd – 2008 to March 2014

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Chairman & Chief Executive Ofﬁcer, Roche Group – 2001 to 2008

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Chief Executive Ofﬁcer, Roche Group – 1998 to 2001

•
Chief Operating Ofﬁcer, F. Hoffmann-La Roche Ltd – 1996 to 1998

•
Head of Pharmaceuticals, F. Hoffmann-La Roche Ltd – 1995 to 1996

•
Director of Citigroup since 2012

•
Other Directorships: Diageo plc (Chairman) and Kite Pharmaceuticals

•
Previous Directorships within the last ﬁve years: Roche Holdings Inc.

•
Other Activities: International Centre for Missing and Exploited Children (Chairman), Humer Foundation, Bial Pharmaceuticals, Chugai Pharmaceuticals Ltd., and WISeKey (Member of the Board)

Skills and Qualiﬁcations

Mr. Humer is an experienced executive and has been nominated to serve on the Board because of his extensive experience in the areas of International and Consumer Business, Financial Reporting, Risk Management, Compensation, Regulatory Compliance, and Corporate Governance. Mr. Humer gained extensive experience in international and consumer business, risk management, compensation, regulatory compliance, ﬁnancial reporting, and corporate governance in his roles as CEO and Chair of Roche Holding and other executive positions at Roche, his roles as an executive at GlaxoSmithKline Plc and Schering Plough, as well as in his service as Chair of Diageo plc. With his many years of experience leading large, complex global organizations in the U.S. and in Europe in an extensively regulated industry, Mr. Humer is able to offer insights on the implementation of business strategies in major global markets, advise on regulatory compliance, and provide strategic guidance on the development and expansion of important franchises and brands. As a former member of the International Advisory Board of Allianz, and as a member of several philanthropic organizations, he is able to provide important perspectives on international and consumer business and corporate affairs.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Renée J. James 51

Operating Executive
The Carlyle Group

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Operating Executive, The Carlyle Group – February 2016 to Present

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President, Intel Corporation – 2014 to 2016

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Executive Vice President and Head, Group GM Intel Software and Services Business – 2004 to 2013

•
Group Vice President and Division General Manager, Sales and Marketing; Group and General Manager, Microsoft Program Ofﬁce, Intel – 2001 to 2004

•
Division Chief Operating Ofﬁcer, Intel Online Solutions – 1999 to 2001

•
Chief of Staff to Intel Chairman and CEO Andrew Grove – 1995 to 1999

•
Director of Citigroup since 2016

•
Other Directorships: Oracle Corporation, Sabre Corporation and Vodafone Group Plc

•
Previous Directorships within the last ﬁve years: VMware, Inc.

•
Other Activities: President’s National Security Telecommunications Advisory Committee (Vice Chair)

Skills and Qualiﬁcations

Ms. James is an experienced executive and has been nominated to serve on the Board because of her experience in the areas of Technology, and International and Consumer Businesses. Ms. James is currently an Operating Executive with The Carlyle Group in their Media and Technology practice. She is a seasoned technology executive with broad, international experience managing large scale, complex global operations. She had a twenty-eight year career at Intel where she held a variety of positions spanning R&D leadership in both software and hardware and management of global manufacturing. She also has signiﬁcant experience in emerging technologies and has gained extensive leadership, consumer industry, and technical expertise through the positions she held at Intel and her service on the boards of public technology companies. Ms. James’s expansive knowledge of cybersecurity through the positions she has held at Intel and as the Vice Chair of the National Security Telecommunications Advisory Committee to the President of the United States, will serve Citi well in its next chapter of innovation and in meeting the challenges of operating a ﬁnancial services company in the 21st century. Through her services on the boards of other prominent international companies (Oracle Corporation, Sabre Corporation and Vodafone Group Plc), Ms. James has developed additional leadership and corporate governance expertise.

Citi 2016 Proxy Statement 36

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Eugene M. McQuade 67

Former Vice Chairman, Citigroup Inc. and
Former Chief Executive Ofﬁcer, Citibank, N.A.

•
Vice Chairman, Citigroup Inc. – 2014 to May 2015

•
Chief Executive Ofﬁcer, Citibank, N.A. – July 2009 to April 2014

•
Vice Chairman and President, Merrill Lynch Bank – 2008 to 2009

•
President and Chief Operating Ofﬁcer, FreddieMac – 2004 to 2007

•
President, Bank of America – 2004

•
President and Chief Operating Ofﬁcer, FleetBoston Financial – 2002 to 2004

•
Vice Chairman and Chief Financial Ofﬁcer, FleetBoston Financial – 1997 to 2002

•
Director of Citigroup Inc. since 2015

•
Director of Citibank, N.A. since 2009

•
Other Directorships: XL Group, plc (Chairman)

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: Promontory Financial Group (Vice Chairman), Boys and Girls Club (Governor), American Ireland Fund (Director), and Catholic Charities of New York (Director)

Skills and Qualiﬁcations

Mr. McQuade is an experienced ﬁnancial services executive and has been nominated to serve on the Board because of his extensive skills and experience in the areas of Financial Services, Risk Management, Institutional and Consumer Business, Financial Reporting and Regulatory Compliance. As the former Chief Executive Ofﬁcer of Citibank, N.A., he has a deep understanding of all aspects of Citi’s institutional and consumer businesses and has managed Citibank’s capital structure, regulatory compliance, operational risk, and strategic planning. He supervised Citibank’s ﬁnancial reporting and provided oversight of Citi’s CCAR process. Mr. McQuade has extensive experience and ﬁnancial expertise through his service in management positions such as CEO, president, vice chairman, chief ﬁnancial ofﬁcer and chief operating ofﬁcer of several global, publicly traded ﬁnancial institutions. He has gained broad experience in consumer banking and commercial banking through his previous experience at Bank of America, FleetBoston Financial, and Merrill Lynch. In addition, his board service at XL Group, plc gives him experience with global operations and regulated businesses. Through his service on Citi’s Risk Management Committee, he has deepened his risk management experience. Mr. McQuade’s extensive ﬁnancial services background also adds signiﬁcant value to Citi’s and Citibank’s relationships with various regulators and stakeholders.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Michael E. O’Neill 69

Chairman
Citigroup Inc.

•
Chairman, Citigroup Inc. – April 2012 to Present

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Chairman, Chief Executive Ofﬁcer and Director, Bank of Hawaii Corporation – 2000 to 2004

•
Elected Chief Executive Ofﬁcer, Barclays PLC – 1999

•
Vice Chairman and Chief Financial Ofﬁcer, Bank of America – 1995 to 1998

•
Chief Financial Ofﬁcer, Continental Bank – 1993 to 1995

•
Director of Citigroup since 2009

•
Other Directorships: None

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: University of Virginia, Darden Graduate School of Business Foundation (Trustee), Economic Club of New York (Trustee), The National WWII Museum (Trustee), USO of Metropolitan New York (Trustee), and FTV Capital (Advisory Board)

Skills and Qualiﬁcations

Mr. O’Neill is an experienced ﬁnancial services executive and has been nominated to serve on the Board because of his extensive experience in the areas of Financial Services, International Business, Institutional and Consumer Business, Regulatory Compliance, Risk Management, and Financial Reporting. As the former Chairman and Chief Executive Ofﬁcer of the Bank of Hawaii, Vice Chairman and Chief Financial Ofﬁcer at Bank of America, and Chief Financial Ofﬁcer of Continental Bank, Mr. O’Neill has had extensive experience and developed his expertise in the areas of ﬁnancial services, international, corporate and consumer business, regulatory compliance, risk management, and ﬁnancial reporting. Furthering his regulatory compliance expertise, while at the Bank of Hawaii, Mr. O’Neill served as the 12th District representative of the Federal Reserve Advisory Council. During his tenure at Continental Bank and while he was an independent ﬁnancial consultant, Mr. O’Neill gained extensive international ﬁnancial services experience.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience, and Directorships
Gary M. Reiner 61

Operating Partner
General Atlantic LLC

•
Operating Partner, General Atlantic LLC – September 2010 to Present

•
Senior Vice President and Chief Information Ofﬁcer, General Electric Company – 1996 to 2010

•
Partner, Boston Consulting Group – 1986 to 1991

•
Director of Citigroup since 2013

•
Director of Citibank, N.A. since 2013

•
Other Directorships: Hewlett-Packard Company and Box Inc.

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: Norwalk Hospital (Member)

Skills and Qualiﬁcations

Mr. Reiner is an experienced executive and has been nominated to serve on the Board because of his experience in the areas of Operations and Technology, Financial Reporting, Corporate Governance, and International and Consumer Business. In his current role as Operating Partner of General Atlantic LLC, he has continued to broaden his considerable expertise in technology and management. Through his tenure as Chief Information Ofﬁcer at General Electric, Mr. Reiner gained extensive experience in the management of a large, complex, multi-national operation, developing technology innovations, strategic planning and marketing to an international consumer and institutional customer base. He also has signiﬁcant experience in information technology through his many years of experience as a partner of Boston Consulting Group, where he focused on strategic issues for technology businesses. Mr. Reiner’s expertise as an innovative technology leader assists Citi in meeting the challenges of operating a ﬁnancial services company in the 21st century. Through his service on the Hewlett Packard Board of Directors, Mr. Reiner has developed additional leadership and corporate governance expertise as the Chair of its Nominating, Governance and Social Responsibility Committee.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Judith Rodin 71

President
Rockefeller Foundation

•
President, Rockefeller Foundation – March 2005 to Present

•
President Emerita, University of Pennsylvania – 2004 to Present

•
President, University of Pennsylvania – 1994 to 2004

•
Provost, Yale University – 1992 to 1994

•
Director of Citigroup since 2004

•
Other Directorships: Comcast Corporation

•
Previous Directorships within the last ﬁve years: AMR Corporation

•
Other Activities: World Trade Memorial Foundation (Director), Carnegie Hall (Director), Laureate Education, Inc. (Director), White House Project (Member), Council on Foreign Relations (Member), and National Academy of Sciences Institute of Medicine (Member)

Skills and Qualiﬁcations

Dr. Rodin is an experienced leader in the not-for-proﬁt sector and has been nominated to serve on the Board because of her skills and experience in the areas of Corporate Affairs, Corporate Governance, Compensation, Financial Reporting, Risk Management and Legal Matters. Through her current role as the President of the Rockefeller Foundation, and her previous positions as President of the University of Pennsylvania from 1994 until her retirement in 2004, and as Provost of Yale University from 1992 to 1994, together with her service as a member of the Comcast Audit Committee, Dr. Rodin has had extensive experience in the areas of corporate affairs, ﬁnancial reporting, risk management and legal matters. As the President of the University of Pennsylvania, which was the largest private employer in Philadelphia, as Chair of the Compensation Committee of Comcast Corporation, and as a Director of Comcast Corporation and Laureate Education, Inc., Dr. Rodin has had extensive experience with compensation matters. Her service as a Director of the World Trade Memorial Foundation, and of Carnegie Hall, as an honorary Director of the Brookings Institution, a member of the Council on Foreign Relations, a member of the Institute of Medicine, and a member of the New York City Commission for Economic Opportunity has deepened her understanding of corporate affairs on local and global scales.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Anthony M. Santomero 69

Former President
Federal Reserve Bank of Philadelphia

•
Senior Advisor, McKinsey & Company – 2006 to January 2008

•
President, Federal Reserve Bank of Philadelphia – 2000 to 2006

•
Richard K. Mellon Professor, Finance, The Wharton School at the University of Pennsylvania – 1984 to 2002

•
Director of Citigroup since 2009

•
Director of Citibank, N.A. since 2009

•
Other Directorships: RenaissanceRe Holdings, Ltd. and Penn Mutual Life Insurance Company

•
Previous Directorships within the last ﬁve years: B of A Fund Series Trust

•
Other Activities: Columbia Funds Series Trust

Skills and Qualiﬁcations

Dr. Santomero is a seasoned economist and economic policy advisor and has been nominated to serve on the Board because of his extensive experience in the areas of Risk Management, Regulatory Compliance, Corporate Governance, and Financial Reporting. Among many other distinguished positions at which he had wide-ranging risk and regulatory experience, Dr. Santomero was most recently a Senior Advisor at McKinsey & Company, served as the President of the Federal Reserve Bank of Philadelphia from 2000 to 2006, and was Chair of the System’s Committee on Credit and Risk Management, and was a member of the Financial Services Policy Committee and the Payments System Policy Advisory Committee. As the Richard K. Mellon Professor of Finance at The Wharton School of the University of Pennsylvania and Deputy Dean of the School, Dr. Santomero’s particular focus was on issues related to managing risk at the ﬁrm level as well as ways to improve productivity and performance, while working closely with industry executives and practitioners to ensure that the research was informed by the operating realities and competitive demands facing industry participants as they pursue competitive excellence. Through his service on Citi’s Risk Management and Audit Committees as well as the Investment and Risk Management Committee of RenaissanceRe Holdings, he has deepened his risk management experience.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Joan E. Spero 71

Senior Research Scholar
Columbia University School of International and Public Affairs

•
Senior Research Scholar, Columbia University School of International and Public Affairs – November 2010 to Present

•
Visiting Fellow at the Foundation Center – 2009 to 2010

•
President and CEO, Doris Duke Charitable Foundation – 1997 to 2008

•
Under Secretary of State, Economics, Business and Agricultural Affairs – 1993 to 1997

•
Executive Vice President, Corporate Affairs and Communications, American Express – 1991 to 1993

•
Senior Vice President and Treasurer, American Express – 1989 to 1991

•
Vice President, Corporate Affairs, American Express – 1983 to 1989

•
Vice President, Corporate Strategic Planning, American Express – 1981 to 1983

•
Director of Citigroup since 2012

•
Director of Citibank, N.A. since 2012

•
Other Directorships: IBM and International Paper

•
Previous Directorships within the last ﬁve years: ING Groep N.V.

•
Other Activities: Council of American Ambassadors (Member), Academy of Diplomacy (Member), American Philosophical Society (Member), Wisconsin Alumni Research Foundation (Trustee), International Center for Transitional Justice (Trustee), Columbia University (Trustee Emeritus), Amherst College (Trustee Emeritus), Council on Foreign Relations (Trustee Emeritus) and Brookings Institution (Trustee Emeritus)

Skills and Qualiﬁcations

Ms. Spero has wide-ranging experience, having served as a senior government ofﬁcial, a ﬁnancial services executive, an academic, a seasoned board member, and as a leader in the not-for-proﬁt sector. She has been nominated to serve on the Board because of her Corporate Governance, Regulatory Compliance, International Business and Economics, Consumer Business, Financial Services, Corporate Affairs, Compensation, and Financial Reporting experience. Ms. Spero gained extensive regulatory compliance and international business experience during her tenure as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and U.S. Ambassador to the United Nations for Economic and Social Affairs. As an executive at American Express Company, including her roles as Executive Vice President of Corporate Affairs and Communications and as Senior Vice President and Treasurer, she developed expertise in ﬁnancial services, consumer business and corporate affairs. As a current or former member of the Boards of Directors of IBM, International Paper, ING, Delta Airlines, and First Data Corporation, including her service on the Compensation and Audit Committees of IBM, the Governance Committee of International Paper, and the Public Policy and Environment Committee of International Paper, she gained extensive experience in corporate governance, consumer business, ﬁnancial reporting, compensation, and corporate affairs. Her roles as the President of the Doris Duke Foundation, the visiting fellow at the Foundation Center, where she conducted research on the role of American Private Foundations in U.S. foreign policy and in the global system, and senior research scholar at Columbia University School of International and Public Affairs, where she researches and writes about international philanthropy and its role in the global system — as well as her other service in the non-proﬁt sector — have given her extensive insights into corporate affairs matters.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Diana L. Taylor 61

Vice Chair
Solera Capital LLC

•
Vice Chair, Solera Capital LLC – July 2014 to Present

•
Managing Director, Wolfensohn Fund Management, L.P. – 2007 to 2014

•
Superintendent of Banks, State of New York – 2003 to 2007

•
Deputy Secretary, Governor Pataki, State of New York – 2002 to 2003

•
Chief Financial Ofﬁcer, Long Island Power Authority – 2001 to 2002

•
Vice President, KeySpan Energy – 1999 to 2001

•
Assistant Secretary, Governor Pataki, State of New York – 1996 to 1999

•
Executive Vice President, Muriel Siebert & Company – 1993 to 1994

•
President, M.R. Beal & Company – 1988 to 1993 and 1995 to 1996

•
Director of Citigroup since 2009

•
Director of Citibank, N.A. since 2013

•
Other Directorships: Brookﬁeld Asset Management and Sotheby’s

•
Previous Directorships within the last ﬁve years: Brookﬁeld Ofﬁce Properties

•
Other Activities: Accion (Chair), AMFAR, Columbia Business School (Board of Overseers), Dartmouth College (Trustee), Girls Educational & Mentoring Services (GEMS) (Member), Hudson River Park Trust (Chair), Friends of Hudson River Park, Ideas42, International Women’s Health Coalition, Mailman School of Public Health (Board of Overseers), Mayo Clinic (Member), The After School Corporation (Member), Economic Club of New York, and Council on Foreign Relations (Member)

Skills and Qualiﬁcations

Ms. Taylor is an experienced ﬁnancial services executive and regulator and has been nominated to serve on the Board because of her wide-ranging experience in the areas of Financial Services, Institutional Business, Regulatory Compliance, Risk Management, Corporate Affairs, Compensation, Corporate Governance, Financial Reporting, and Legal Matters. Ms. Taylor has extensive bank regulatory and risk management experience having served as the Superintendent of Banks for the New York State Banking Department. Her ﬁnancial services and corporate business experience includes in-depth private equity, fund management, and investment banking experience as a Vice Chair at Solera Capital LLC and as a Managing Director of Wolfensohn Fund Management, L.P., a fund manager; Founding Partner and President of M.R. Beal & Company, a full service investment banking ﬁrm; and through various executive positions with Donaldson, Lufkin & Jenrette, Lehman Brothers Kuhn Loeb, Inc., and Smith Barney, Harris Upham & Co. Earlier in her career, Ms. Taylor served as Chief Financial Ofﬁcer of the Long Island Power Authority. In addition, through her work on the Sotheby’s Compensation Committee, the Brookﬁeld Properties Governance Committee, on the Compensation Committee of, and as a member of the Audit Committee of, the Dartmouth Board of Trustees, and as chair of Accion and the Hudson River Park Trust, and former chair of the New York Women’s Foundation, and the YMCA of Greater New York, Ms. Taylor has gained additional experience in corporate affairs, corporate governance, ﬁnancial reporting, compensation, and legal matters.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
William S. Thompson, Jr. 70

Former Chief Executive Ofﬁcer
Paciﬁc Investment Management Company (PIMCO)

•
Chief Executive Ofﬁcer, PIMCO – 1993 to January 2009

•
Chairman, Salomon Brothers Asia Ltd. – 1991 to 1993

•
Salomon Brothers Inc. – 1975 to 1993

•
Director of Citigroup since 2009, Chairman, Personnel and Compensation Committee since 2014

•
Other Directorships: None

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: Paciﬁc Life Corporation, Paciﬁc Symphony Orchestra (Life Director), Thompson Foundation for Autism (Chair), Thompson Family Foundation (President), University of Missouri (President’s Financial Advisory Council), and Orange County Community Foundation (Advisory Director)

Skills and Qualiﬁcations

Mr. Thompson is an experienced ﬁnancial services executive and has been nominated to serve on the Board of Directors because of his extensive experience in the areas of Financial Services, Corporate Governance, Financial Reporting, Compensation, Legal Matters, International Business, Institutional and Consumer Business, and Risk Management. As Chief Executive Ofﬁcer of PIMCO from 1993 to 2009, Chairman of Salomon Brothers Asia Ltd. in Tokyo from 1991 to 1993, and head of Corporate Finance, Western Region and Head of Institutional Sales, Western Region, at Salomon Brothers, Mr. Thompson gained extensive ﬁnancial services, and institutional, consumer and international business, skills and experience. As a former Chief Executive Ofﬁcer, and through his service as a member of the Risk Management Committee, Personnel and Compensation Committee with Citi, and previously Lead Director of Paciﬁc Life Corporation, Mr. Thompson developed extensive skills and experience in corporate governance, ﬁnancial reporting, compensation, and legal matters.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
James S. Turley 60

Former Chairman and CEO
Ernst & Young

•
Chairman and CEO, Ernst & Young – 2001 to June 2013

•
Regional Managing Partner, Ernst & Young – 1994 to 2001

•
Director of Citigroup since 2013

•
Director of Citibank, N.A. since 2013

•
Other Directorships: Emerson Electric Co., Intrexon Corporation and Northrop Grumman Corporation

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: Boy Scouts of America (Board Member), Boy Scouts of Greater St. Louis (Board Member), World Scout Foundation (Board Member), Committee for Economic Development (Trustee), Theatre Forward (Chair), and Municipal Theatre Association of St. Louis (Board Member)

Skills and Qualiﬁcations

Mr. Turley, the retired Global Chair and CEO of Ernst & Young, brings to Citi his insights and expertise from his exceptional career in the accounting profession, both in the U.S. and internationally, as well as his executive experience from leading a major public accounting ﬁrm. Mr. Turley has been nominated to serve on the Board because of his extensive knowledge and expertise in the areas of Financial Reporting, Legal Matters, International Business, Regulatory Compliance, and Risk Management. As Chair of the Audit Committee and a member of the Risk Management Committee, Mr. Turley adds signiﬁcant value to the Board’s oversight of ﬁnancial reporting, regulatory matters, compliance, internal audit, legal issues and risk. Having served as Chair and CEO of Ernst & Young, he has developed signiﬁcant expertise in the areas of compensation, litigation, corporate affairs, and corporate governance. Mr. Turley, the former Chairman of the Board of Catalyst, recognized as a champion of diversity, having received the prestigious Crystal Leadership Award for his support of equal marketplace access for women and the groundbreaking programs he oversaw at Ernst & Young that enable the strategic development of women-owned businesses, provides guidance to Citi on diversity matters as well.

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ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Ernesto Zedillo Ponce de Leon 64

Director, Center for the Study of Globalization and Professor in the Field of International Economics and Politics, Yale University

•
Director, Center for the Study of Globalization and Professor in the Field of International Economics and Politics, Yale University – September 2002 to Present

•
President of Mexico – 1994 to 2000

•
Secretary of Education, Government of Mexico – 1992 to 1993

•
Secretary of Economic Programming and the Budget, Government of Mexico – 1988 to 1992

•
Undersecretary of the Budget, Government of Mexico – 1987 to 1988

•
Banco de Mexico – Economist, Deputy Manager of Economic Research, Director General of FICORCA, Deputy Director – 1978 to 1987

•
Director of Citigroup since 2010

•
Other Directorships: Alcoa Inc., Procter & Gamble Company, and Grupo Prisa

•
Previous Directorships within the last ﬁve years: None

•
Other Activities: BP (Member of International Advisory Board), Credit Suisse Research Institute (Advisor), The Group of Thirty (Member), Inter-American Dialogue (Co-Chair of Board), and Natural Resource Governance Institute (Chair of the Board), and Presidential Counselor of Laureate International Universities

Skills and Qualiﬁcations

Mr. Zedillo Ponce de Leon is the former President of Mexico, a seasoned economist and academic. He has been nominated to serve on the Board because of his extensive experience in the areas of International Business and Economics, Financial Services, Regulatory Compliance, Corporate Affairs, Financial Reporting, Risk Management, and Corporate Governance. Through his extensive governmental experience, including his service from 1978 to 1987 at the Central Bank of Mexico, as Undersecretary of Budget for the Mexican government from 1987 to 1988, as Secretary of Economic Programming and the Budget from 1988 to 1992, and as President of Mexico from 1994 to 2000, as well as his academic experience, including his roles as the Director of the Center for the Study of Globalization at Yale and as Professor of International Economics and Politics and Professor of International and Area Studies at Yale, he has had extensive experience in the areas of international business, ﬁnancial services, regulatory compliance, and risk management. His service as Chair of the Global Development Network, as Chair of the High Level Commission on Modernization of World Bank Group Governance, on the Group of Thirty, and on the International Advisory Boards of BP and the Coca-Cola Company, has given him extensive international business, ﬁnancial services, and corporate affairs experience. As a member of the Board of Alcoa Inc., he serves on the Audit Committee and Public Issues Committee, and at Procter & Gamble Company, he is a member of the Governance and Public Responsibility Committee, and a member of the Innovation and Technology Committee, Grupo Prisa of Spain and as a past Director of the Union Paciﬁc Corporation, where he served on the Audit and Finance Committees, and as a Director of EDS, where he served on the Governance Committee, Mr. Zedillo Ponce de Leon has gained experience in ﬁnancial reporting, risk management, corporate governance, and corporate affairs.

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ELECTION OF DIRECTORS

DIRECTORS’ COMPENSATION

Directors’ compensation is determined by the Board. Since its initial public offering in 1986, Citi has paid outside Directors all or a portion of their compensation in common stock to ensure that the Directors have an ownership interest in common with other stockholders. The Nomination, Governance and Public Affairs Committee makes recommendations to the Board with respect to compensation of Directors. The Committee periodically reviews benchmarking assessments in order to determine the level of compensation to attract qualiﬁed candidates for Board service and to reinforce our practice of encouraging stock ownership by our Directors. In 2015, the Committee received benchmarking assessments of peer company director compensation from outside expert advisors. After reviewing the current compensation program against the assessment and taking account of such factors as it considered relevant, the Committee determined that no changes were appropriate.

Key features of our non-employee Director Compensation Program:

•
Non-employee Directors receive an annual cash retainer of $75,000 and a deferred stock award valued at $150,000. The deferred stock award is generally granted on the same date that annual incentives are granted to the senior executives. The deferred stock award generally becomes distributable on the second anniversary of the date of the grant, and Directors may elect to defer receipt of the award beyond that date. Starting with the 2011 deferred stock award grant, in the event a Director leaves the Board for personal reasons prior to the conclusion of the deferral period and before age 72, the Director will not forfeit the deferred stock and the prorated award will be distributed as scheduled. Directors may elect to receive all or a portion of their cash retainer in the form of common stock, and Directors may elect to defer receipt of this common stock.

•
Directors who are employees of Citi or its subsidiaries do not receive any compensation for their services as Directors.

•
Citi’s Chairman receives annual compensation in the form of a $500,000 Chairman’s Fee, payable 75% in deferred shares of Citi common stock and 25% in cash or deferred shares of Citi common stock.

•
The Chairs of the Audit Committee and the Risk Management Committee receive additional compensation of $50,000 per year. The Chairs of the Ethics and Culture Committee; the Nomination, Governance, and Public Affairs Committee; the Operations and Technology Committee; and the Personnel and Compensation Committee receive additional compensation of $35,000. In addition, Chairs of the Ad Hoc Committees also receive additional compensation of $35,000.

•
If a director serves on more than two Committees of the Citigroup Board, or on the Citibank Board and more than one Committee of the Citigroup Board, the director will receive a $25,000 Incremental Fee for each additional Committee of the Citigroup Board on which the director serves. Additional compensation for special assignments may be determined on a case-by-case basis.

•
Mses. Costello, Spero, and Taylor and Messrs. Hennes, Henry, McQuade, Reiner, Santomero, and Turley serve on Citibank’s Board of Directors. Each non-employee Director of Citibank is entitled to receive $25,000 as an annual cash retainer.

•
All annual retainers and chair fees are paid in cash or stock in four equal quarterly installments per annum. These fees are reported in the Non-Employee Director Compensation Table below.

•
Citi reimburses its Board members for expenses incurred in attending Board and committee meetings or performing other services for Citi in their capacities as Directors. Such expenses include food, lodging and transportation.

•
Mses. Costello, James, Spero, and Taylor and Messrs. Hennes, Henry, McQuade, Santomero, Thompson, and Zedillo have served on and/or chaired a number of ad hoc committees covering such topics as compliance matters and international subsidiary governance.

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The following table provides information on 2015 compensation for non-employee Directors.

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)(3)(7)	All Other Compensation ($)	Total ($)
Duncan P. Hennes	$232,500	$150,000	–	$382,500
Peter B. Henry	$62,500	$75,000	–	$137,500
Franz B. Humer	$110,000	$150,000	–	$260,000
Eugene M. McQuade(4)	$80,000	$75,000	–	$155,000
Michael E. O’Neill(5)	$500,000	–	–	$500,000
Gary M. Reiner	$135,000	$150,000	–	$285,000
Judith Rodin	$100,000	$150,000	–	$250,000
Robert L. Ryan(6)	$65,000	$37,500	–	$102,500
Anthony M. Santomero	$240,000	$150,000	–	$390,000
Joan E. Spero	$155,000	$150,000	–	$305,000
Diana L. Taylor	$210,000	$150,000	–	$360,000
William S. Thompson	$135,000	$150,000	–	$285,000
James S. Turley	$205,000	$150,000	–	$355,000
Ernesto Zedillo Ponce de Leon	$100,000	$150,000	–	$250,000

(1)

Directors may elect to receive all or a portion of the cash retainer in the form of Citi common stock and may elect to defer receipt of Citi common stock. Certain directors elected to defer receipt of the shares. Ms. Spero and Dr. Rodin elected to receive all or a portion of their Citigroup 2015 cash retainer and/or Chair fee in deferred stock as represented in the below chart. Mr. O’Neill elected to receive his Chair Fee in deferred stock as represented in the below chart. Messrs. Henry, Reiner and Thompson elected to receive their cash retainers in stock (100%). Messrs. Henry, Reiner, and Thompson did not elect to defer their retainers; therefore, their 955, 2,059 and 2,528 shares, respectively, were distributed to them quarterly on January 1, April 1, July 1, and October 1. The share price used for the deferred stock was the average consolidated NYSE closing price of Citigroup common stock for the ﬁrst ten days of the last month of the quarter.

		Deferred Fees To Be Paid in Stock
Name	Fees Paid Currently in Cash	Number of Units	Value of Units
Duncan P. Hennes	$232,500	–	–
Peter B. Henry	$12,500	–	–
Franz B. Humer	$110,000	–	–
Eugene M. McQuade	$80,000	–	–
Michael E. O’Neill	–	9,368	$500,000
Gary M. Reiner	$25,000	–	–
Judith Rodin	–	1,873	$100,000
Robert L. Ryan	$65,000	–	–
Anthony M. Santomero	$240,000	–	–
Joan E. Spero	$25,000	2,447	$130,000
Diana L. Taylor	$210,000	–	–
William S. Thompson	–	–	–
James S. Turley	$205,000	–	–
Ernesto Zedillo Ponce de Leon	$100,000	–	–

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ELECTION OF DIRECTORS

(2)

The values in this column represent the aggregate grant date fair values of the 2015 deferred stock awards. The grant date fair value is based on a grant date of February 18, 2015 and a grant price determined by the average NYSE closing prices of Citi’s common stock on the immediately preceding ﬁve trading days. Mr. Henry, for whom the grant date was July 1, 2015 and Mr. McQuade, for whom the grant date was October 1, 2015 at a grant price determined by the average NYSE closing prices of Citi’s common stock on the immediately preceding ﬁve trading days, immediately preceding the dates of their service as Board members. Mses. Costello and James did not receive grants of deferred shares in 2015 because their Board service did not commence until January 15, 2016. The amounts in the below chart represent deferred stock awards only and not shares awarded in lieu of the cash retainer and/or Chair or Committee Chair fees. The grant date fair value of the deferred stock awards are set forth below:

Director	Deferred Stock Granted in 2015 (#)	Grant Date Fair Value ($)
Duncan P. Hennes	2,966	$150,000
Peter B. Henry*	1,342	$75,000
Franz B. Humer	2,966	$150,000
Eugene M. McQuade*	1,516	$75,000
Michael E. O'Neill	–	–
Gary M. Reiner	2,966	$150,000
Judith Rodin	2,966	$150,000
Robert L. Ryan**	741	$37,500
Anthony M. Santomero	2,966	$150,000
Joan E. Spero	2,966	$150,000
Diana L. Taylor	2,966	$150,000
William S. Thompson	2,966	$150,000
James S. Turley	2,966	$150,000
Ernesto Zedillo Ponce de Leon	2,966	$150,000

*	The Deferred Stock Awards granted to Messrs. Henry, and McQuade were prorated based on the dates they commenced service on Citi’s Board.
**	Mr. Ryan’s Deferred Stock Award was prorated because his service on the Board terminated on April 28, 2015.

The aggregate number of shares of deferred stock outstanding at the end of 2015 was:

Name	Number of Shares
Duncan P. Hennes	6,418
Peter B. Henry	1,342
Franz B. Humer	13,643
Eugene M. McQuade	1,516
Michael E. O'Neill	60,888
Gary M. Reiner	5,986
Judith Rodin	34,456
Anthony M. Santomero	29,546
Joan E. Spero	21,265
Diana L. Taylor	21,680
William S. Thompson	6,006
James S. Turley	6,006
Ernesto Zedillo Ponce de Leon	20,333

(3)	Beginning in 2009, Directors were no longer able to elect to receive any of their compensation in the form of options to purchase shares of common stock.
(4)

Mr. McQuade served as Vice Chairman of Citigroup from January 1, 2015 to May 1, 2015. His compensation for services as an employee of the Company and his ﬁscal year-end holdings of outstanding Performance Share Units, Capital Accumulation Program Awards, and Stock Options are reported under the Certain Transactions and Relationships section of this Proxy Statement on page 22.

(5)	Mr. O’Neill receives a Chairman’s Fee of $500,000 annually for his service as Citi’s Chairman.
(6)	Mr. Ryan retired from the Board on April 28, 2015.

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(7)	The following chart shows the amount of dividend equivalents and interest paid to the non-employee Directors in 2015 with respect to shares of Citi common stock held in their deferred stock accounts.

Director	Dividend Equivalents and Interest Paid on Deferred Stock Account*
Duncan P. Hennes	$995
Peter B. Henry	$134
Franz B. Humer	$2,149
Eugene M. McQuade	$76
Michael E. O’Neill	$8,923
Gary M. Reiner	$1,097
Judith Rodin	$5,313
Robert L. Ryan	$1,380
Anthony M. Santomero	$4,698
Joan E. Spero	$3,129
Diana L. Taylor	$3,432
William S. Thompson	$929
James S. Turley	$1,098
Ernesto Zedillo Ponce de Leon	$3,217

*

Dividend equivalents are paid quarterly, in the same amount per share and at the same time as dividends are paid to stockholders. Interest accrues on the amount of the dividend equivalent from the payment date until the end of the quarter, at which time the dividend equivalent is either distributed to the Director in cash or reinvested in additional shares of deferred stock. Differences in the amounts paid to Directors can be attributed to a variety of factors including length of service and elections made by individual Board members with respect to the form in which they receive their cash retainers or deferred stock awards. Generally, Directors who have served on the Board for longer periods of time have accumulated more shares in their deferred stock accounts than Directors with a shorter tenure and as a result receive higher dividend equivalent payments. The number of shares owned by each Director is reported on page 25 of this Proxy Statement.

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AUDIT COMMITTEE REPORT

The Audit Committee (“Committee”) operates under a charter that speciﬁes the scope of the Committee’s responsibilities and how it carries out those responsibilities.

The Board of Directors has determined that all ﬁve members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the ﬁnancial reporting process, the system of internal controls, including internal control over ﬁnancial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Citigroup’s independent registered public accounting ﬁrm (“independent auditors”) is responsible for the integrated audit of the consolidated ﬁnancial statements and internal control over ﬁnancial reporting. The Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Committee are not professionally engaged in the practice of accounting or auditing and are not professionals in these ﬁelds. The Committee relies, without independent veriﬁcation, on the information provided to us and on the representations made by management regarding the effectiveness of internal control over ﬁnancial reporting, that the ﬁnancial statements have been prepared with integrity and objectivity and that such ﬁnancial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Committee also relies on the opinions of the independent auditors on the consolidated ﬁnancial statements and the effectiveness of internal control over ﬁnancial reporting.

The Committee’s meetings facilitate communication among the members of the Committee, management, the internal auditors, and Citigroup’s independent auditors. The Committee separately met with each of the internal and independent auditors with and without management, to discuss the results of their examinations and their observations and recommendations regarding Citigroup’s internal controls. The Committee also discussed with Citigroup’s independent auditors all communications required by PCAOB Auditing Standard Nos. 16 and 18.

The Committee reviewed and discussed the audited consolidated ﬁnancial statements of Citigroup as of and for the year ended December 31, 2015 with management, the internal auditors, and Citigroup’s independent auditors.

The Committee has received the written disclosures required by PCAOB Rule 3526 — “Communication with Audit Committees Concerning Independence.” The Committee discussed with the independent auditors any relationships that may have an impact on their objectivity and independence and satisﬁed itself as to the auditors’ independence.

The Committee has reviewed and approved the amount of fees paid to the independent auditors for audit, audit related and tax compliance services. The Committee concluded that the provision of services by the independent auditors did not impair their independence.

Based on the above-mentioned review and discussions, and subject to the limitations on our role and responsibilities described above and in the Committee charter, the Committee recommended to the Board that Citigroup’s audited consolidated ﬁnancial statements be included in Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2015 for ﬁling with the SEC.

The Audit Committee:

James S. Turley (Chair)
Ellen M. Costello
Peter B. Henry
Michael E. O’Neill
Anthony M. Santomero

Dated: February 23, 2016

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Proposal 2: Ratiﬁcation of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP (KPMG) as the independent registered public accounting ﬁrm of Citi for 2016. KPMG has served as the independent registered public accounting ﬁrm of Citi and its predecessors since 1969.

Arrangements have been made for representatives of KPMG to attend the annual meeting. The representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate stockholder questions.

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FEES

The following is a description of the fees earned by KPMG for services rendered to Citi for the years ended December 31, 2015 and 2014:

	2015	2014
	(in millions of dollars)
Audit Fees	$67.5	$65.3
Audit-Related Fees	$21.0	$26.7
Tax Fees	$9.9	$7.0
All Other Fees	$—	$—
Total Fees	$98.4	$99.0

Audit fees. This includes fees earned by KPMG in connection with the annual integrated audit of Citi’s consolidated ﬁnancial statements, internal control over ﬁnancial reporting under Sarbanes-Oxley Section 404, audits of subsidiary ﬁnancial statements, comfort letters and consents related to SEC registration statements and other capital-raising activities and certain reports relating to Citi’s regulatory ﬁlings, reports on internal-control reviews required by regulators, accounting advice on completed transactions and reviews of Citi’s interim ﬁnancial statements.

Audit-related fees. This includes fees for services performed by KPMG that are closely related to audits and in many cases could only be provided by our independent registered public accounting ﬁrm. Such services may include due diligence services related to contemplated mergers and acquisitions, accounting consultations, internal control reviews not required by regulators, securitization-related services, employee beneﬁt plan audits, and certain attestation services, as well as certain agreed upon procedures.

Tax fees. This includes preparation and review of corporate tax returns, tax audits, expense allocation reports for tax purposes, and other tax compliance services.

All other fees. Citi did not engage KPMG for any services other than those described above.

APPROVAL OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM SERVICES AND FEES

Citi’s Audit Committee has reviewed and approved all fees earned in 2015 and 2014 by Citi’s independent registered public accounting ﬁrm and actively monitored the relationship between audit and non-audit services provided. The Audit Committee has concluded that the fees earned by KPMG were consistent with the maintenance of the external auditors’ independence in the conduct of its auditing functions.

The Audit Committee must pre-approve all services provided and fees earned by Citi’s independent registered public accounting ﬁrm. The Audit Committee annually considers the provision of audit services and, if appropriate, pre-approves certain deﬁned audit fees, audit-related fees, and tax-compliance fees with speciﬁc

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PROPOSAL 2

dollar-value limits for each category of service. The Audit Committee also considers on a case-by-case basis speciﬁc engagements that are not otherwise pre-approved (e.g., internal control and certain tax compliance engagements) or that exceed pre-approved fee amounts. On an interim basis, any proposed engagement that does not ﬁt within the deﬁnition of a pre-approved service may be presented to the Chair of the Audit Committee for approval and to the full Audit Committee at its next regular meeting.

The Accounting Firm Engagement Directive is the primary basis upon which management ensures the independence of its independent registered public accounting ﬁrm. Administration of the Directive is centralized in, and monitored by, Citi senior corporate ﬁnancial management, which reports the engagements earned by KPMG throughout the year to the Audit Committee. The Directive also includes limitations on the hiring of KPMG partners and other professionals to ensure that Citi satisﬁes applicable auditor independence rules.

KPMG has served as the independent registered public accounting ﬁrm of Citi and its predecessors since 1969. As in prior years, Citi and its Audit Committee have engaged in a review of KPMG in connection with the Audit Committee’s consideration of whether to recommend that shareholders ratify the selection of KPMG as Citi’s independent auditor for the following year. In that review, the Audit Committee considers both the continued independence of KPMG and whether retaining KPMG is in the best interests of Citi and its stockholders. Citi’s management prepares an annual assessment of KPMG for the Audit Committee that includes (i) the results of a management survey of KPMG’s overall performance, (ii) an analysis of KPMG’s known legal risks and signiﬁcant proceedings that may impair KPMG’s ability to perform Citi’s annual audit; and (iii) KPMG’s fees and services provided to Citi both on an absolute basis, noting, of course, that KPMG does not provide any non-audit services, other than those described in the Proxy Statement, to Citi, and compared to services provided by other auditing ﬁrms to peer institutions. In addition, KPMG reviews with the Audit Committee its analysis of its independence in accordance with the Accounting Firm Engagement Directive and PCAOB Rule 3526. In performing its analysis, the Audit Committee considered the length of time KPMG has been Citi’s independent auditor, the breadth and complexity of Citi’s business and its global footprint and the resulting demands placed on its auditing ﬁrm in terms of expertise in Citi’s businesses, the quantity and quality of staff and global reach. The Audit Committee recognized the unique ability of KPMG to provide both the necessary expertise to audit Citi’s business and the matching global footprint to audit Citi worldwide and other factors, including the policies that KPMG follows with respect to rotation of the key audit personnel, so that there is a new partner-in-charge at least every ﬁve years. The Audit Committee also reviewed external data on audit quality and performance, including recent PCAOB reports on KPMG and its peer ﬁrms. Based on the results of its review this year, the Audit Committee concluded that KPMG is independent and that it is in the best interests of Citi and its investors to appoint KPMG to serve as Citi’s independent registered accounting ﬁrm for 2016.

Citi’s Audit Committee oversees the process for, and ultimately approves, the selection of the independent auditor’s lead engagement partner at the ﬁve-year mandatory rotation period. At the Audit Committee’s instruction, KPMG selects candidates to be considered for the lead engagement partner role, who are then interviewed by members of Citi’s senior management. After considering the candidates recommended by KPMG, senior management makes a recommendation to the Audit Committee regarding the new lead engagement partner. After discussing the qualiﬁcations of the proposed lead engagement partner with the current lead engagement partner, the members of the Audit Committee, individually and/or as a group, interview the leading candidate. The Audit Committee then considers the appointment and votes as an Audit Committee on the selection.

BOARD RECOMMENDATION

The Board recommends that you vote FOR ratiﬁcation of KPMG as Citi’s independent registered public accounting ﬁrm for 2016.

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Proposal 3: Advisory Vote to Approve Citi’s 2015 Executive Compensation

We are seeking an advisory vote approving the compensation of named executive ofﬁcers as disclosed in this Proxy Statement, as required by Rule 14a-21(a) of the Securities Exchange Act of 1934. You are being asked to vote on the following advisory resolution:

RESOLVED, that the compensation paid to Citi’s named executive ofﬁcers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.

We have asked for this advisory vote on an annual basis, and we will continue to do so at least until the next advisory vote on the frequency of our say-on-pay votes (which will occur next year under SEC rules).

BOARD RECOMMENDATION

The Board recommends that you vote FOR Proposal 3, which is advisory approval of Citi’s executive compensation as disclosed in this Proxy Statement. We strongly urge stockholders to review our entire Compensation Discussion and Analysis, which provides detailed information on the compensation awarded to the named executive ofﬁcers and the reasoning supporting those awards.

Our Stockholder Engagement

Our Board and management seek to have a meaningful, ongoing dialogue with stockholders on many issues, including executive compensation matters. To that end, the Board and senior management have embarked on a multi-year program of stockholder engagement, led recently by Mr. Thompson, the Chairman of the Compensation Committee, with active participation from Mr. O’Neill, our Board Chairman. Last spring and consistent with our practice over the past four years, we held discussions with 18 stockholders who collectively held approximately 27.7% of Citi’s common shares. We also spoke with proxy advisors to provide information on our executive compensation programs and address their questions. Stockholder perspectives are reﬂected in the design of our program, and we have received favorable say-on-pay votes of 84.6% and 84.5% in 2014 and 2015, respectively. Our executive compensation program includes the following features:

•
Objective compensation framework. Through our engagement efforts, we learned that stockholders view our objective compensation framework favorably; accordingly, we continued to use that framework in awarding executive compensation for 2015 performance. Incentive awards for 2015 performance were based on a scorecard of speciﬁc metrics-based ﬁnancial and non-ﬁnancial goals. The same metrics are used when we evaluate the performance of our businesses. As a result, our executive incentive awards are expressly linked to our ﬁnancial and non-ﬁnancial performance.

•
Explanation of the use of judgment in determining compensation. Our stockholders have asked for comprehensive explanations of how we make compensation decisions, especially when the use of judgment is involved. On pages 64-70, our Compensation Discussion and Analysis provides a detailed review of the factors considered by the Compensation Committee in awarding executive compensation.

•
Performance-based compensation. In addition to objective business metrics used to assess executive performance, our program design and compensation policies have multiple performance-based features and clawbacks, as expected by our stockholders. Over 90% of each named executive ofﬁcer’s total annual compensation is variable, and the entire deferred portion of the variable award has performance-based vesting and other performance-based characteristics such as clawbacks.

•
Simpliﬁed alignment with stockholder interests through revised performance share units. Citi’s performance share unit program was established in 2013 in response to feedback from our stockholders, who expressed a preference for changes in our compensation programs that would improve alignment with their interests. Grants under the performance share unit program were made in February 2013, February 2014, and February 2015. Executives earn those performance share units over a three-year performance period based on Citi’s average return on assets and Citi’s relative total shareholder return as compared to peers. This year, we modiﬁed our performance share unit program in several respects. The most signiﬁcant change is that performance share units awarded in February 2016 for 2015 performance

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will be earned exclusively based on relative total shareholder return over a three-year performance period. Through its exclusive focus on returns to stockholders, the new design simpliﬁes the award’s alignment with stockholder interests and reﬂects views expressed by many of Citi’s larger stockholders during our engagement with them over the past four years. Our Executive Summary discusses the changes on pages 57-58.

•
Our continuing focus on risk management. Our comprehensive approach to awarding incentive compensation reduces the potential for imprudent or excessive risk-taking that may undermine our business goals. In particular, the scorecard for each named executive ofﬁcer includes important risk and control goals.

•
Our good governance practices. The governance associated with our compensation programs includes a number of strong policies and practices, as described on pages 73-76.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis reviews:

•
Citi’s compensation program and 2015 CEO pay in an executive summary (pages 55-59);

•
Citi’s 2015 business performance and total shareholder return, each as compared to peers, to provide context for our compensation decisions (pages 60-61);

•
Awards made by the Compensation Committee to our named executive ofﬁcers for 2015 performance, using our compensation framework and scorecards (page 63);

•
Our continued focus on risk and incentive compensation (pages 72-73); and

•
Our strong executive compensation practices (pages 73-76).

The 2015 Summary Compensation Table and related compensation information begin on page 77.

Executive Summary

Citi’s solid 2015 operating performance. Citi delivered solid operating results in 2015, improving performance over 2014 across key operational metrics and comparing well to peers. The $17.2 billion generated in net income was the highest since 2006, even though today Citi is a very different company in terms of headcount, footprint, mix of businesses, and assets. These results were achieved despite market volatility, macroeconomic uncertainties, and slower global growth. Citi has continued to become a simpler, smaller, safer, and stronger bank under Mr. Corbat’s leadership.

•
Operating efﬁciency. During 2015, we grew revenues(1) while reducing overall expenses, thereby improving our efﬁciency ratio(2) as compared to 2014. We ended 2015 with the best efﬁciency ratio among our peers, and we rank third in net income to common shareholders, as shown on page 60. We achieved those results while continuing to absorb increased regulatory and compliance costs and to make ongoing business investments. The expense reductions were driven by signiﬁcantly lower legal and related expenses and lower repositioning costs as compared to 2014.

•
Balance sheet strength. In 2015, we continued to achieve a key strategic goal of reducing the size of Citi Holdings, which constituted only 4% of Citigroup’s total GAAP assets at the end of the year. Loans and deposits in Citicorp each grew during 2015 while Citi’s overall balance sheet decreased.(3) Citi has generated over $50 billion in regulatory capital over the last three years.

(1)	Excluding the impact of CVA/DVA and foreign currency translation into U.S. dollars for reporting purposes (FX translation).
(2)	Efﬁciency ratio is total operating expenses divided by total revenues (net of interest expense). As a result, a lower efﬁciency ratio is generally better than a higher efﬁciency ratio.
(3)	Each excluding the impact of FX translation.

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•
Returns. We achieved our target return on assets announced three years ago and improved our return on assets over 2014, ranking third among peers as shown on page 60. We made signiﬁcant progress regarding our return on tangible common equity and utilized $1.5 billion of Deferred Tax Assets in 2015. In addition, Citi started to return meaningful capital to its stockholders ($5.9 billion in 2015 in the form of common stock repurchases and dividends) resulting from a positive outcome from the 2015 Federal Reserve Board’s annual Comprehensive Capital Analysis and Review (CCAR) process.

•
Controls and culture. Citi has made substantial investments in its capital planning process and its risk and compliance functions. In 2015, Citi had no new headline control issues, and we also continue to reﬁne our ongoing emphasis on ethical business conduct throughout the company.

Results of our executive compensation framework. This strong overall performance guided the results under Citi’s executive compensation framework. This framework was used for the fourth consecutive year and has received consistently positive feedback from our stockholders. Under this framework, the Compensation Committee establishes and approves objective ﬁnancial and non-ﬁnancial goals early in the year. The metrics used in the ﬁnancial goals are those we use in our annual business plan, which is developed by senior management based on anticipated operating performance and is approved by the Board; the non-ﬁnancial goals cover strategic priorities, including those relating to risk and controls. The Compensation Committee assesses each named executive ofﬁcer’s performance using a scorecard, which yields an objective performance rating, and compares that objective performance rating to market median (i.e., 50th percentile within the range of pay at our peers for a given role). In general, a stronger objective performance rating for an executive points towards preliminary compensation above market median, while a weaker rating points towards preliminary compensation below market median.

Citi’s executive compensation framework uses objective ﬁnancial and non-ﬁnancial goals set early in the year.

Because Citi generally performed in line with its business plan and achieved important non-ﬁnancial goals in 2015, the framework generally pointed towards 2015 compensation at or above market median for each named executive ofﬁcer. However, using its judgment as required by our framework, the Compensation Committee acknowledged total returns to Citi’s stockholders as it ﬁnalized awards for 2015 performance, awarding CEO compensation below the estimated market median for 2015 CEO pay within our peer group.

The Compensation Committee believes that market compensation levels must frame compensation decisions in order to retain the executive talent necessary to execute the business strategy approved by the Board. Accordingly, a critical step in our compensation framework is the Compensation Committee’s understanding of market pay, which it develops through consideration of surveys of historic peer ﬁrm compensation for each named executive ofﬁcer role with input from its independent compensation consultant. In developing ranges of market pay, the Compensation Committee also considered compensation for 2015 performance at peer ﬁrms if public disclosures were available. Our eight-ﬁrm peer group used to develop market pay ranges has not changed since its establishment in 2012 and is Bank of America, Barclays, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan Chase, Morgan Stanley, and Wells Fargo. These companies were selected because they are Citi’s principal global business competitors and competitors for investor capital.

CEO compensation award. Last year, Mr. Corbat’s pay for 2014 performance was reduced by $1.5 million as compared to 2013 pay, primarily to recognize the 2014 regulatory objection to our capital plan in the CCAR process. This year, the Compensation Committee awarded Mr. Corbat $16.5 million in total annual compensation for 2015, consisting of base salary of $1.5 million and an annual incentive award of $15 million based on the objective results produced by our framework. As discussed more on pages 64-65, those results reﬂected a successful CCAR result in 2015, Citi’s substantial progress regarding its three-year ﬁnancial targets, and market levels of total compensation, which were factors the Compensation Committee considered to be important as it reviewed the results of the framework and ﬁnalized the award. Nonetheless, the award for 2015 performance remained below the estimated market median, as the operational successes led by Mr. Corbat have not yet been reﬂected in total returns to Citi’s stockholders.

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CEO Pay	Performance in 2013	Performance in 2014	Performance in 2015
Base Salary	$1,500,000	$1,500,000	$1,500,000
Annual Incentive	$13,000,000	$11,500,000	$15,000,000
Total	$14,500,000	$13,000,000	$16,500,000

As shown above, the 2015 award also represents an increase over 2013, which was Mr. Corbat’s ﬁrst full year as CEO, in recognition of the steady progress Citi has made over time in a challenging global macroeconomic environment.

Consistent with Citi’s longstanding deferral structure, 60% of each named executive ofﬁcer’s incentive award for performance in 2015 was deferred and 40% of each such executive’s incentive award was delivered as a cash bonus. The Compensation Committee awarded half of the deferred portion (i.e., 30% of the total) as deferred stock with performance-based vesting over a period of four years and awarded the remaining half of the deferred portion (i.e., the remaining 30% of the total) as performance share units which are earned over a three-year performance period. The values of the deferred incentive awards are linked to total returns to Citi’s stockholders.

Prior year performance share unit awards currently show diminished award values, reﬂecting the recent performance of Citi common stock. The current values of outstanding performance share units granted in each of the last three years have varied with Citi’s common stock price, Citi’s relative total shareholder return as compared to peers, and Citi’s average return on assets as compared to target, demonstrating the link between pay and longer-term performance. As an example, the following chart shows the status of Mr. Corbat’s outstanding performance share units at February 19, 2016, assuming that the awards’ performance metrics and the price of Citi common stock at February 19, 2016 remained constant through the end of the applicable period:

CEO Award Grant Date	Grant Date Nominal Value	Value at February 19, 2016(1)	Decrease in Value	Percentage Decrease in Value
February 19, 2013	$3,135,244	$1,908,616	$(1,226,628)	(39%)
February 18, 2014	$3,900,000	$1,851,938	$(2,048,062)	(53%)
February 18, 2015	$3,450,000	$2,854,829	$(595,171)	(17%)
Total	$10,485,244	$6,615,383	$(3,869,861)	(37%)

(1)

For the award granted in 2013, the value shown is the ﬁnal amount earned as of the February 20, 2016 ﬁnal vesting date. For the awards granted in 2014 and 2015, the value shown assumes that average return on assets at December 31, 2015, relative total shareholder return at February 19, 2016, and Citi common stock price at February 19, 2016 ($38.99) remain constant through the end of the applicable performance periods.

Updated performance share unit design. In prior years, Citi’s performance share units had two performance metrics: half of the performance share unit grant was earned based on Citi’s average return on assets over a three-year performance period, and the other half was earned based on Citi’s relative total shareholder return compared to peers over the same period. Return on assets was selected as a performance metric starting in 2013 to align executive incentives with Citi’s three-year operational targets, including a return on assets target, that were publicly announced in early 2013. Citi attained its announced return on assets target by the end of 2015; accordingly, the Compensation Committee decided to revisit the compensation program design. The new program, which was designed with input from the Compensation Committee’s independent compensation consultant, is intended to incentivize management to produce results over time for stockholders without encouraging excessive or imprudent risk-taking.

The performance share units awarded in February 2016 for 2015 performance have two principal differences from the prior performance share unit awards.

•
First, under the new design, the entire performance share unit award is earned based on relative total shareholder return over a three-year performance period with reference to no other metric, simplifying alignment with stockholder interests. The new design provides direct alignment with stockholders based on absolute total shareholder return, as the value of each performance share unit is based on the value of

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one share of Citi common stock. The new design also compensates executives according to Citi’s relative outperformance or underperformance on the basis of relative total shareholder return.

•
Second, the method of determining relative total shareholder return has been modiﬁed to better capture outperformance or underperformance as compared to peers. Prior performance share units were earned according to Citi’s relative rank against peers at the end of the performance period, but under that approach, modest differences in relative performance could result in signiﬁcant differences in ranking and disproportionate positive or negative effects on the award’s earned value. In contrast, the new performance share unit design measures relative outperformance or underperformance compared to peer median performance instead of percentile rankings. Our new performance share units are earned based on the difference between Citi’s actual total shareholder return and the peer median total shareholder return at the end of the three-year performance period according to the following performance schedule:

February 2016 Performance Share Unit Schedule

Citi Total Shareholder Return % Above or Below Peer Median Total Shareholder Return	Greater than 33 1/3% Below Median	33 1/3% Below Median	Each 1% Less than Median, up to 33 1/3% Below Median	Median	Each 1% Greater than Median, up to 33 1/3% Above Median	33 1/3% or Greater Above Median
% of Target Performance Share Units Earned	0%	50%	1.5% Reduction in Earned Performance Share Units	100%	1.5% Increase in Earned Performance Share Units	150%

Example: Citi’s total shareholder return over the performance period is 30% and the peer median total shareholder return is 20%. This 10 percentage point difference would result in a 15% increase in the number of earned performance share units over the target number (10 x 1.5 = 15). Accordingly, if an executive’s target number of performance share units were 100, the executive would earn 115 performance share units at the end of the performance period.

Importantly, the Compensation Committee backtested the new design over prior time periods and determined that the new design would not have created inherent advantages or disadvantages for the executives as compared to the prior design over the same periods.

The Compensation Committee made no changes to our eight-ﬁrm peer group, which is also used in our executive compensation framework. In addition, the new performance share units remain subject to the same broad clawbacks that enable the Compensation Committee to reduce or cancel awards in a variety of circumstances, ranging from gross misconduct to a failure to supervise others who caused harm to Citi. These clawbacks are intended to risk-balance the awards so that executives are not incentivized to take excessive or imprudent risks.

Like our prior program, our revised performance share unit program is performance-sensitive in four important ways. First, the initial award opportunity is based on the Compensation Committee’s assessment of the executive’s prior-year performance. Second, the number of performance share units earned, if any, is based on an objective performance metric over a three-year performance period. Third, the value of the earned performance share units is based on changes in Citi’s common stock price that occur over the three-year period. Finally, as noted above, the awards are subject to clawback provisions. Additional details of our redesigned performance share unit program are discussed on pages 71-72.

Citi does not currently offer pension beneﬁt accruals to its named executive ofﬁcers. In evaluating market levels of executive compensation, the Compensation Committee noted that pension beneﬁts play a larger role in executive compensation programs at some other ﬁnancial services ﬁrms. Citi does not currently offer pension beneﬁt accruals to its named executive ofﬁcers, and they have not accumulated signiﬁcant pension beneﬁts over the course of their Citi careers. Pension beneﬁts typically provide ﬁxed or guaranteed compensation, so our retirement plan structures underscore our commitment to pay-for-performance. Citi

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closed its U.S. pension plan to new employees in 2007 and ceased accruals for most U.S. employees, including the eligible named executive ofﬁcers, effective January 1, 2008. Nonqualiﬁed supplemental pension beneﬁts generally ceased for eligible executives in the early 2000s, and two of Citi’s named executive ofﬁcers have never been eligible to participate in a Citi deﬁned beneﬁt pension plan because the open retirement programs in their employment countries have been deﬁned contribution plans.

Governance. In addition to our performance-sensitive direct compensation structure, Citi has strong compensation governance practices. Our Compensation Philosophy is the foundation of those governance practices and is available at www.citigroup.com/citi/investor/corporate_governance.html. Over the past several years, we have reﬁned many of our governance practices as a result of feedback obtained through our ongoing engagement with stockholders and proxy advisory ﬁrms.

Our Practices	Practices We Avoid
•
Performance-based compensation. Variable compensation comprises over 90% of named executive ofﬁcer annual compensation, with the result that most compensation is awarded based on performance during the prior year. Sixty percent of the variable award is deferred and further at risk based on the value of Citi common stock over the three- or four-year vesting period. Half of the deferred award is delivered in performance share units, which are also at risk based on Citi’s relative total shareholder return during the three-year performance period.

•
No excessive perks. Consistent with our pay-for-performance philosophy, Citi does not provide personal perquisites such as free private aircraft usage or special executive medical beneﬁts to the named executive ofﬁcers. None of the named executive ofﬁcers are eligible for additional beneﬁt accruals under nonqualiﬁed executive retirement programs.

• Clawbacks. The deferred stock and performance share units awarded to the named executive ofﬁcers are subject to clawbacks, as described on pages 73-74.	• No hedging or pledging of Citi stock. Citi has a blanket prohibition against hedging or pledging Citi common stock by executive ofﬁcers.
•
Independent advice. The Compensation Committee’s compensation consultant does no work for Citi other than service to the Board, and the Compensation Committee relies on the consultant to check our compensation framework and opine on its outcomes.

• No multi-year compensation guarantees. Our programs have a range of features designed to avoid incentivizing imprudent risk-taking, such as the absence of multi-year guarantees.
•
Stock ownership commitment. Executive ofﬁcers are required to hold at least 75% of the net after-tax shares acquired through Citi’s incentive compensation programs as long as they are executive ofﬁcers.

•
No “single trigger” upon a change of control. Our stock incentive plans have a “double trigger” change-of-control feature, meaning that both a change of control of Citigroup and an involuntary termination must occur before participants vest in awards.

•
Post-employment stock holding requirement. Effective January 1, 2013, each executive ofﬁcer must retain at least 50% of the shares subject to the stock ownership commitment for one year after ceasing to be an executive ofﬁcer, even if he or she is no longer employed by Citi.

•
No change-of-control agreements, severance agreements, or tax gross-ups. The named executive ofﬁcers have no special agreements or tax gross-ups covering their compensation in the event of a change of control. They are not entitled to “golden parachutes” (i.e., severance beneﬁts) in excess of legally required or other broad-based beneﬁts.

• Risk management. We have strong risk and control policies, and we take risk management into account in making compensation decisions for each of our named executive ofﬁcers.	• No extensive use of employment agreements. We make limited use of employment agreements, and their terms are subject to controls as described on page 75.

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2015 Company Performance

We believe that our executive compensation decisions should be viewed in the context of Citi’s performance both on an absolute basis and as compared to peers. The peer group shown in the following graphs is the group we use to benchmark our executive compensation decisions. These graphs show that our 2015 ﬁnancial results were strong as compared to peers, and our total shareholder returns compare more favorably to peers over a one-year period than a three-year period.

Efﬁciency Ratio(1)

Net Income to Common Shareholders(2)

Return on Assets(3)

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Return on Common Equity(1)

One-Year Total Shareholder Return(2)

Three-Year Cumulative Total Shareholder Return(2)

(1)	Return on common equity is net income to common shareholders divided by average common equity.
(2)

Source: Third-party public databases and company websites reﬂecting home stock exchange listings (London Stock Exchange for Barclays and HSBC; Frankfurt Börse for Deutsche Bank; New York Stock Exchange for all others). Total shareholder return is the increase in share price over a period of time, including the impact of dividend reinvestment, expressed as a percentage of the share price at the beginning of such period.

Citi’s Executive Compensation Awards

Citi’s Executive Compensation Framework

Named executive ofﬁcer incentive compensation for performance in 2015 was awarded based on our framework, which uses a ﬁve-step process:

Step 1: Determine goals and weightings. During the ﬁrst quarter of 2015, company-wide 2015 ﬁnancial performance goals were developed for all executive ofﬁcers, and business-speciﬁc ﬁnancial goals and non-ﬁnancial goals were developed for Mr. Corbat, Mr. Gerspach, Mr. Callahan, and Mr. Forese. Mr. Bird’s business-speciﬁc ﬁnancial and non-ﬁnancial goals were approved after he assumed his role as CEO of Global Consumer Banking in June 2015. The company-wide ﬁnancial goals were based on our overall business plan for the year; for the named executive ofﬁcers who are business unit leaders, certain ﬁnancial goals were based both on Citi’s performance and on business unit performance. Non-ﬁnancial goals for each named executive ofﬁcer reﬂected a uniform expectation of leadership effectiveness and strong risk management and control practices, as well as strategic considerations tailored to each named executive ofﬁcer’s role. The speciﬁc goals applicable for 2015 to each of our named executive ofﬁcers are described beginning on page 64. The relative weightings of ﬁnancial and non-ﬁnancial goals for each named executive ofﬁcer were also established in the ﬁrst quarter.

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Step 2: Calculate preliminary performance ratings. After the end of the year, the executive’s performance against each goal was assessed and a quantitative performance rating was developed for each goal on a scale of one to ﬁve. In accordance with the relative weightings established early in the year, ﬁnancial goal ratings were averaged and weighted 70% while non-ﬁnancial goal ratings were averaged and weighted 30% in arriving at an overall preliminary performance rating for each named executive ofﬁcer. The Compensation Committee rated the CEO’s performance, and the Compensation Committee and the CEO rated the performance of the other named executive ofﬁcers.

Step 3: Review estimates of market pay ranges. The Compensation Committee reviewed market surveys of compensation based on our eight-ﬁrm peer group, including estimates of median compensation ranges, for each named executive ofﬁcer role. The surveys were conducted by third party ﬁrms using parameters speciﬁed by management and the Compensation Committee’s independent compensation consultant, which also reviewed the overall results. The Compensation Committee also considered historic and current pay at peer ﬁrms based on their compensation disclosures as the range of estimated market pay for each executive role was developed. The Compensation Committee observed that, based on public disclosures and other objective market data, named executive ofﬁcer compensation at U.S. peer ﬁrms appears to be diverging from executive compensation at peer ﬁrms based in Europe.

Step 4: Link performance to pay. The Compensation Committee compared the overall preliminary performance rating for each named executive ofﬁcer to the estimated range of market compensation for each respective role, taking into account inherent limitations of the survey data. When applying the rating to the range, Citi’s framework points towards a preliminary compensation amount that is above the estimated market median to the extent that an executive has a stronger performance rating. The framework points towards a preliminary compensation amount below the estimated market median to the extent that an executive has a weaker performance rating.

Step 5: Finalize pay amounts. The Compensation Committee evaluated the preliminary amounts produced by the ﬁrst four steps and adjusted compensation awards as appropriate, to ensure that the framework appropriately accounted for additional factors the Compensation Committee considered critical to reaching balanced compensation decisions. These factors may change from year to year and are explained in full in our discussions of the 2015 executive scorecards.

Citi’s Executive Compensation Framework At-A-Glance

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COMPENSATION DISCUSSION AND ANALYSIS

Awards Made by the Compensation Committee

Application of the framework resulted in the following compensation approved by the Compensation Committee for performance in 2015:

	1		2	3	4
Name	Base Salary (Reported in the Summary Compensation Table for 2015)		Cash Bonus (Reported in the Summary Compensation Table for 2015)	Deferred Stock (Reportable in the Summary Compensation Table for 2016)	Performance Share Units (Reportable in the Summary Compensation Table for 2016)	Annual Compensation for 2015 (Sum of Columns 1-4)
Michael Corbat	$1,500,000		$6,000,000	$4,500,000	$4,500,000	$16,500,000
John Gerspach	$500,000		$3,400,000	$2,550,000	$2,550,000	$9,000,000
Stephen Bird	$500,273	(1)	$3,199,891	$2,399,918	$2,399,918	$8,500,000
Don Callahan	$500,000		$2,720,000	$2,040,000	$2,040,000	$7,300,000
James Forese	$496,712	(2)	$6,201,316	$4,650,986	$4,650,986	$16,000,000

(1)	Mr. Bird’s salary in the above column reﬂects the impact of currency exchange rates.
(2)	Mr. Forese’s annual base salary rate was increased from $475,000 to $500,000 effective February 18, 2015.

The above table is not intended to be a substitute for the reporting of compensation in accordance with SEC rules as shown in the 2015 Summary Compensation Table.

Reading the Scorecards

We use scorecards in our discussion of the performance of the named executive ofﬁcers to illustrate how our results compare to the goals established by the Compensation Committee early in the year, based on our business plan for the year. The colors in the scorecards are intended to visually signify relative performance against ﬁnancial and non-ﬁnancial goals, as follows:

Financial Goals

Signiﬁes that the ﬁnancial result achieved the 2015 goal or exceeded the 2015 goal by up to 10%.	Signiﬁes that the ﬁnancial result was below the 2015 goal by less than 10%.	Signiﬁes that the ﬁnancial result was below the 2015 goal by 10% or more.

Non-Financial Goals

Signiﬁes that the performance met or exceeded high expectations.	Signiﬁes that the performance did not meet expectations in some respects but nonetheless demonstrated some strengths.	Signiﬁes that the performance did not meet expectations in any respect.

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2015 Named Executive Ofﬁcer Scorecards

CEO Pay Explanation

Mr. Corbat has been CEO of Citi since October 2012. He joined Citi in 1983 and has held various management positions throughout Citi in multiple businesses and geographies.

Citi’s 2015 operating results were generally in line with Citi’s 2015 business plan and were meaningfully improved from 2014 in a challenging macroeconomic environment. In addition, Citi largely achieved the three-year ﬁnancial targets announced in 2013 despite macroeconomic uncertainties, slower growth, and market volatility. Citi achieved signiﬁcant 2015 non-ﬁnancial goals under Mr. Corbat’s leadership, including important improvements in controls and the successful 2015 CCAR submission that enabled the start of meaningful returns of capital to stockholders. Under our framework, this business performance above or close to plan plus strong non-ﬁnancial goal performance resulted in a preliminary performance rating pointing towards total compensation above market median for the CEO role. In developing the ﬁnal award amount, the Compensation Committee positively evaluated many aspects of Mr. Corbat’s performance and endorsed his leadership, while also noting the ongoing gap between Mr. Corbat’s pay and peer ﬁrm pay, most notably at U.S. peer ﬁrms. The Compensation Committee focused on comparisons with 2013 compensation, which did not include last year’s reduction primarily related to the 2014 CCAR result. Mr. Corbat’s ﬁnal 2015 annual compensation award was $16.5 million, representing an increase of 27% as compared to his 2014 annual compensation and an increase of 14% over his 2013 annual compensation. Mr. Corbat’s 2015 annual compensation remained below the estimated market median for the CEO role, as the market positioning reﬂected the Compensation Committee’s acknowledgement that the operational successes led by Mr. Corbat have not yet been reﬂected in total returns to Citi’s stockholders.

Mr. Corbat’s achievement of ﬁnancial (70% weighting) and non-ﬁnancial (30% weighting) goals is summarized in the two scorecards that follow.

Category	Financial Goal (Glossary on Page A-1)	2015 Result(1)
Proﬁtability	Citigroup Core Income from Continuing Operations Before Taxes	$24.6 billion
Expense Management	Citicorp Core Efﬁciency Ratio	57.1%
Use of Capital	Citigroup Return on Tangible Common Equity (Core)	9.2%
	Citigroup Core Return on Assets	0.94%
Risk	Citicorp Risk Appetite Ratio	154%
	Citicorp Risk Appetite Surplus	$7.63 billion

(1)

As used throughout the Compensation Discussion and Analysis, Core Income from Continuing Operations Before Taxes, Core Efﬁciency Ratio, Return on Tangible Common Equity (Core), Core Return on Assets, Risk Appetite Ratio, and Risk Appetite Surplus are non-U.S. GAAP ﬁnancial measures. For a reconciliation of these results to reported results, please see Annex A to this Proxy Statement. Explanations of the colors used in the scorecards appear on page 63.

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Non-Financial Goal	Result Highlights (Glossary on Page A-1)
Set strategic direction

Mr. Corbat further reﬁned our Execution initiative, continuing his long-term focus on delivering quality and consistent earnings through executing Citi’s business plan. In 2015, Citi earned $17.2 billion in net income, the most since 2006, and grew revenues and deposits while maintaining balance sheet discipline and controlling expenses (each excluding, as applicable, the impact of CVA/DVA and FX translation), as demonstrated by our improved efﬁciency ratio. Citi also is executing its plan to utilize its Deferred Tax Assets, utilizing $1.5 billion in 2015.

In 2015, Citi continued to reduce the assets of Citi Holdings through divestitures under the strategy set by Mr. Corbat. Excluding the impact of CVA/DVA, Citi Holdings net income was $1.1 billion in 2015, exceeding expectations. As of year-end 2015, Citi Holdings assets were $74 billion (43% below year-end 2014) and comprised only 4% of Citigroup’s total GAAP assets.

Continuing efforts launched in 2014, Mr. Corbat further reﬁned our multi-year focus on Ethics and Culture, our broad and innovative effort to further emphasize ethical decision-making across Citi. As part of this effort, in 2015 approximately 30,000 manager-level employees globally received training designed to foster ethical decision-making and to underscore the importance of escalating potential ethical issues. At Mr. Corbat’s direction, a focus on ethical decision-making has been integrated into a range of management performance assessment processes, designed to hold managers accountable for failures in this area and reward them for successes.

Strong risk and controls management

Under Mr. Corbat’s sponsorship, Citi received no objection to its capital plan submitted as part of the 2015 CCAR process, enabling the start of a meaningful return of capital to stockholders in 2015. We improved our capital planning process and more fully engaged our businesses in capital planning, and we timely submitted a comprehensive resolution plan, integrating Citi businesses into the resolution planning process in a thorough manner.

Citi has made signiﬁcant investments in controls under Mr. Corbat’s leadership. Management is accelerating the pace at which control issues are being addressed, and Citi’s operational losses declined in 2015. Legal and related costs also declined signiﬁcantly from 2014 to 2015. Furthermore, Citi had no new headline control issues in 2015.

Strong personnel management

In 2015, Mr. Corbat was able to promote executives from within Citi to ﬁll senior roles vacated through retirements, demonstrating his development of a deep talent pool. Mr. Corbat continues to focus carefully on succession plans for his senior leadership team as well as other critical roles across Citi. He has also focused on encouraging diverse slates of candidates for senior roles at the director level and above, and the percentage of these senior roles with diverse slates increased from 70% in 2014 to 76% in 2015.

Enhance relations with external stakeholders, including stockholders

Mr. Corbat continued his signiﬁcant efforts to improve relations with external stakeholders globally, including investors, regulators, and government ofﬁcials.
He maintained regular client contact by holding, on average, 39 client meetings per month in cities around the world. He also led investor outreach by conducting numerous investor meetings and presenting at two investor conferences. In 2015, he participated in over 100 meetings with regulators, central bankers, and government ofﬁcials from the U.S. and other countries.

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CFO Pay Explanation

John Gerspach has been CFO of Citi since July 2009 and has served in various executive ﬁnancial management roles globally after joining Citi in 1990. He is responsible for the ﬁnancial management of Citi and also leads Citi’s expense management initiatives.

Financial goals for 2015 were largely the same for Mr. Corbat and Mr. Gerspach, leading to a similar preliminary performance rating, pointing towards total compensation above the estimated market median for the CFO role. That range is substantially above Mr. Gerspach’s 2014 compensation, which included no increase over 2013 pay despite an annual compensation level below market median, in recognition of the objection to our capital plan received as part of the 2014 CCAR process. The Compensation Committee considered Mr. Gerspach’s notable 2015 non-ﬁnancial goal achievements, such as the 2015 favorable CCAR result, along with his strong leadership in developing ﬁrm-wide expense management initiatives that enabled Citi’s earnings to be close to plan despite revenues falling below plan. The Compensation Committee noted the ongoing gap between Mr. Gerspach’s pay and median market pay, most notably at U.S. peer ﬁrms. Considering these factors, the Compensation Committee awarded Mr. Gerspach $9 million in annual compensation for 2015, which was an increase of 20% over Mr. Gerspach’s 2014 and 2013 pay, bringing Mr. Gerspach’s compensation closer to estimated market median for the CFO role.

Mr. Gerspach’s achievement of ﬁnancial (70% weighting) and non-ﬁnancial (30% weighting) goals is summarized in the two scorecards that follow.

Category	Financial Goal (Glossary on Page A-1)	2015 Result(1)
Proﬁtability	Citigroup Core Income from Continuing Operations Before Taxes	$24.6 billion
Expense Management	Citicorp Core Efﬁciency Ratio	57.1%
Use of Capital	Citigroup Return on Tangible Common Equity (Core)	9.2%
	Citigroup Core Return on Assets	0.94%
Risk	Citicorp Risk Appetite Ratio	154%
	Citicorp Risk Appetite Surplus	$7.63 billion

(1)	For a reconciliation of these results to reported results, please see Annex A to this Proxy Statement. Explanations of the colors used in the scorecards appear on page 63.

Non-Financial Goal	Result Highlights (Glossary on Page A-1)
Achieve satisfactory CCAR result

The Federal Reserve Board did not object to Citi’s 2015 CCAR submission, enabling the start of a meaningful return of capital to stockholders. This critical result was achieved under Mr. Gerspach’s leadership, and he was responsible for ongoing improvements in our capital planning process effective in 2015 that should lead to enhanced future CCAR submissions.

Strong risk and controls management

Mr. Gerspach assumed responsibility for Citi’s comprehensive resolution plan submission and led Citi’s integrated approach to resolution planning.
Mr. Gerspach has continued to emphasize and reﬁne Finance’s culture of compliance and has been a champion of Citi’s ethical business culture. Mr. Gerspach has led the effort to institutionalize more transparency around the data used in decision-making, thereby reinforcing our ability to make ethical business decisions.

Improve Deferred Tax Assets usage

Mr. Gerspach leads Citi’s strategic use of our Deferred Tax Assets. Citi utilized
$1.5 billion of its Deferred Tax Assets in 2015. Reductions in Deferred Tax
Assets are important because it has the effect of making additional capital available for use either in Citi’s businesses or for return to Citi’s stockholders.

Enhance operational efﬁciency

Mr. Gerspach led the development of multiple strategies that enabled Citi to perform close to its 2015 business plan. He continues to lead efforts in Finance to work more efﬁciently with a streamlined organizational structure.

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Global Consumer Banking CEO Pay Explanation

Stephen Bird became CEO of Global Consumer Banking (GCB) in June 2015. GCB consists of Citi’s consumer banking businesses that provide traditional banking services to retail customers through retail banking (including commercial banking), Citi-branded cards, and Citi retail services. Previously, Mr. Bird was CEO of Citi’s Asia Paciﬁc region, responsible for Citi’s business lines across the region. He joined Citi in 1998 and has held regional executive roles in Operations & Technology in the Asia Paciﬁc and Latin America regions as well as business executive roles in GCB.

Mr. Bird leads GCB, which delivered 2015 business results that were close to plan and to 2014 performance, despite increased regulatory costs and rapid technology changes. Mr. Bird achieved important non-ﬁnancial goals, such as improvements in GCB controls and operating efﬁciencies. Under our framework, this combination of ﬁnancial and non-ﬁnancial performance leads to a preliminary performance rating for Mr. Bird pointing towards total compensation near the estimated market median for his role. The Compensation Committee positively evaluated Mr. Bird’s performance during the ﬁrst half of 2015 as CEO of Citi’s Asia Paciﬁc region and determined that basing compensation decisions primarily on Mr. Bird’s performance in his forward-looking role was appropriate. The Compensation Committee concluded that the preliminary result produced by the framework required no material adjustment and awarded compensation for 2015 that was near the estimated market median for the role. The 2015 annual compensation awarded was $8.5 million, which was 11% less than the 2014 annual compensation paid to the previous CEO of GCB.

Mr. Bird’s achievement of ﬁnancial (70% weighting) and non-ﬁnancial (30% weighting) goals is summarized in the two scorecards that follow. His performance on most ﬁnancial metrics was evaluated on the basis of both company-wide and GCB results, consistent with his roles as an executive ofﬁcer of Citi and as CEO of GCB.

Category	Financial Goal (Glossary on Page A-1)	2015 Result(1)
Proﬁtability	Citigroup Core Income from Continuing Operations Before Taxes	$24.6 billion
	GCB Core Income from Continuing Operations Before Taxes	$9.8 billion
Expense Management	Citicorp Core Efﬁciency Ratio	57.1%
	GCB Core Efﬁciency Ratio	53.9%
Use of Capital	Citigroup Return on Tangible Common Equity (Core)	9.2%
	GCB Return on Tangible Common Equity (Core)	18.1%
	Citigroup Core Return on Assets	0.94%
	GCB Core Return on Assets	1.63%
Risk	GCB Risk Appetite Ratio	221%
	GCB Risk Appetite Surplus	$5.1 billion

(1)	For a reconciliation of these results to reported results, please see Annex A to this Proxy Statement. Explanations of the colors used in the scorecards appear on page 63.

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Non-Financial Goal	Result Highlights (Glossary on Page A-1)
Improve customer experience

Under Mr. Bird’s leadership, GCB continued to improve its client service delivery globally, as measured through objective metrics such as improvements in net promoter scores. GCB’s effective focus on digital banking and branch upgrades in key markets such as Mexico and New York City were key drivers of these results.

Strong risk and controls management

Immediately after becoming GCB CEO, Mr. Bird clearly communicated his ﬁrm support for the ethics and culture initiatives under way in GCB, through his leadership of employee meetings throughout the world and other messages to employees. Led by Mr. Bird, GCB made signiﬁcant progress during 2015 in strengthening its control environment, while proactively resolving outstanding regulatory issues. Operational risk losses at GCB declined in frequency and size during 2015, and GCB’s Risk Appetite Ratio remained over 100% for 2015. Net credit loss metrics improved over 2014 and as compared to plan.

Demonstrate leadership effectiveness, including through growth in digital channels

Mr. Bird continued to drive progress on the multi-year rollout of a common global technology platform, as measured by the number of accounts on our common global version. Under Mr. Bird’s leadership, GCB introduced a range of leading innovations in digital banking, including the ﬁrst banking app for a wearable device.

Enhance productivity

Under Mr. Bird’s leadership, GCB introduced several important drivers of enhanced efﬁciencies, including efforts to derive more efﬁciencies from the strategic exits of consumer businesses. Mr. Bird is developing a more agile and simpler management structure.

Head of Operations & Technology Pay Explanation

Don Callahan is Citi’s Head of Operations & Technology. He is the Executive Chair of our Chief Information Ofﬁcer Council, which sets global standards for all technology throughout Citi. He also leads digital transformation initiatives across Citi’s businesses and is responsible for developing and implementing Citi’s global information security strategy. He oversees Citi’s operations centers and our enterprise analytics platform, which transforms raw data into actionable knowledge, creating value for clients. He also optimizes Citi’s workplace environment and global footprint through management of our real estate portfolio. Mr. Callahan joined Citi in 2007 after holding executive positions at IBM and other companies.

Mr. Callahan’s ﬁnancial goals are based on company-wide performance and are focused on expense management and risk, consistent with his role. Combined with his strong performance on non-ﬁnancial goals, the preliminary performance rating produced by our framework pointed towards total compensation above the estimated market median for Mr. Callahan’s role. The Compensation Committee considered the critical importance of Mr. Callahan’s role along with his ﬁnancial and non-ﬁnancial performance and concluded that the preliminary result produced by the framework required no material adjustment. Accordingly, the Compensation Committee awarded annual compensation to Mr. Callahan of $7.3 million.

Mr. Callahan’s achievement of ﬁnancial (70% weighting) and non-ﬁnancial (30% weighting) goals is summarized in the two scorecards that follow.

Category	Financial Goal (Glossary on Page A-1)	2015 Result(1)
Expense Management	Citicorp Core Efﬁciency Ratio	57.1%
Use of Capital	Citigroup Core Return on Assets	0.94%
Risk	Citicorp Risk Appetite Ratio	154%
	Citicorp Risk Appetite Surplus	$7.63 billion

(1)	For a reconciliation of these results to reported results, please see Annex A to this Proxy Statement. Explanations of the colors used in the scorecards appear on page 63.

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Non-Financial Goal	Result Highlights (Glossary on Page A-1)
Set strategic direction

Mr. Callahan led numerous key technology infrastructure development initiatives, delivering quality products while demonstrating strong expense discipline. His work on a uniﬁed global consumer banking platform and data quality continues.

Strong risk and controls management

Mr. Callahan leads Citi’s efforts in the cybersecurity area, among other critical enterprise-wide technology initiatives. He has expanded our partnerships with other major companies in establishing strong defenses, and he has initiated new approaches to developing and retaining cybersecurity talent.

Digital banking initiatives

Mr. Callahan participates in Citi’s strategy to compete in the digital banking space. He has demonstrated leadership through his championing of Citi’s innovative data analytic products in multiple businesses.

Drive operational efﬁciencies throughout Citi

Mr. Callahan has led multi-year successful efforts to reduce and optimize our global real estate footprint, including the advanced technology strategy for our new global headquarters. He has managed enhanced reliance on lower-cost regional operations sites while delivering quality services from those sites. He exceeded expectations in cost control measures within Operations & Technology.

Citi President and Institutional Clients Group CEO Pay Explanation

James Forese is President of Citi and CEO of Institutional Clients Group (ICG). He assumed expanded duties as President of Citi in June 2015 after serving as Co-President of Citi and CEO of ICG since January 2013. As President of Citi, Mr. Forese is the senior-most leader of critical enterprise-wide initiatives, including our initiatives designed to improve Citi’s execution of its business strategy, our efforts to shape Citi’s culture through our common mission and value proposition statements, and Volcker Rule compliance.

Mr. Forese is also CEO of ICG, which provides corporate, institutional, public sector, and high-net-worth clients around the world with a full range of wholesale banking products and services, including ﬁxed income and equity sales and trading, foreign exchange, prime brokerage, derivative services, equity and ﬁxed income research, corporate lending, investment banking and advisory services, private banking, cash management, trade ﬁnance, and securities services. ICG’s international presence is supported by trading ﬂoors in approximately 80 countries and a proprietary network in over 95 countries and jurisdictions. At December 31, 2015, ICG had approximately $1.2 trillion of assets and $587 billion of deposits, while two of its businesses, securities services and issuer services, managed approximately $15.1 trillion of assets under custody. Mr. Forese joined Citi in 1985 and has held various executive positions in multiple geographies throughout the businesses comprising ICG.

While ICG’s 2015 operating results demonstrated both strengths and weaknesses, Mr. Forese achieved signiﬁcant 2015 non-ﬁnancial goals, including improved results in targeted businesses (such as equities) and important improvements in controls. Under our framework, this combination of ﬁnancial and non-ﬁnancial performance leads to a preliminary performance rating for Mr. Forese pointing towards total compensation near the estimated market median for his role. In developing the ﬁnal award amount, the Compensation Committee noted the greater size and complexity of Mr. Forese’s role as compared to the same role at our peer ﬁrms, given the breadth of ICG products and services and the exceptional global scale described above. The Compensation Committee also considered the strong ICG risk and controls performance for the year, ICG’s steady operational performance in a challenging environment, and market trends towards pay increases for the role at U.S. peer ﬁrms. The Compensation Committee furthermore recognized Mr. Forese’s 2015 appointment as Citi President and favorably assessed his performance in that role. His ﬁnal 2015 annual compensation was $16 million, which was 19% more than his 2014 annual compensation and 14% more than his 2013 annual compensation. The award for 2015 remained near the estimated market median for his role, consistent with the preliminary result produced by the framework.

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Mr. Forese’s achievement of ﬁnancial (70% weighting) and non-ﬁnancial (30% weighting) goals is summarized in the two scorecards that follow. His performance on most ﬁnancial metrics was evaluated on the basis of both company-wide and ICG results, consistent with his roles as President of Citi and CEO of ICG.

Category	Financial Goal (Glossary on Page A-1)	2015 Result(1)
Proﬁtability	Citigroup Core Income from Continuing Operations Before Taxes	$24.6 billion
	ICG Core Income from Continuing Operations Before Taxes	$13.6 billion
Expense Management	Citicorp Core Efﬁciency Ratio	57.1%
	ICG Core Efﬁciency Ratio	56.7%
Use of Capital	Citigroup Return on Tangible Common Equity (Core)	9.2%
	ICG Return on Tangible Common Equity (Core)	12.1%
	Citigroup Core Return on Assets	0.94%
	ICG Core Return on Assets	0.73%
Risk	ICG Risk Appetite Ratio	245%
	ICG Risk Appetite Surplus	$7.85 billion

(1)	For a reconciliation of these results to reported results, please see Annex A to this Proxy Statement. Explanations of the colors used in the scorecards appear on page 63.

Non-Financial Goal	Result Highlights (Glossary on Page A-1)
Execute on key franchise initiatives

In 2015, Mr. Forese’s initiatives resulted in business performance that in some areas succeeded despite the challenging macro environment, such as treasury and trade solutions, corporate lending, mergers and acquisitions, the private bank, and equity markets. As Citi President, Mr. Forese has taken visible public roles supporting our Ethics and Culture initiatives. As part of his talent development initiatives, he has focused on building a deeper talent pool for our chief country ofﬁcer roles, which are critical to regulatory relations globally.

Strong risk and controls management

In contrast to 2014, ICG experienced no new headline control issues under
Mr. Forese’s leadership in 2015. His leadership was evident in remediation efforts and in his prominent support of the ﬁrm’s efforts to enhance our culture of ethical conduct. He has supported additions to staff within ICG to focus exclusively on controls. In addition, ICG’s risk metrics demonstrate that risk discipline was maintained in 2015 in the face of revenue pressures and market uncertainty.

Improve business optimization

Mr. Forese continued the drive towards a more streamlined and integrated ICG by continuing to direct resources towards opportunities for growth. Certain areas of targeted focus for improvement, such as the equities business, performed well in 2015. ICG’s businesses continued to improve their ability to deliver Citi’s full range of products to clients in innovative ways, as demonstrated by improved market share in businesses such as the private bank.

Enhance operational efﬁciency

While ICG’s efﬁciency ratio was below plan, ICG’s efﬁciency ratio compares favorably to peer ratios. Mr. Forese has implemented a more streamlined ICG stafﬁng model to deliver even greater efﬁciencies.

Form and Structure of Incentive Awards for Performance in 2015

General structure. Citi’s approach to the structure of executive compensation did not change for 2015 performance, resulting in a consistent approach to executive compensation for four consecutive years. The Compensation Committee awarded an incentive compensation amount to each named executive ofﬁcer for performance in 2015, which was delivered as follows: 40% in an immediately payable cash bonus, 30% in deferred stock under Citi’s Capital Accumulation Program, and 30% in performance share units (for a total deferral of 60%).

In determining the percentages to award as current and deferred compensation, the Compensation Committee considered applicable regulatory requirements and guidelines for deferral as well as market

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practices. Our structure links 100% of each named executive ofﬁcer’s deferred awards to the value of Citi common stock, providing strong alignment with long-term stockholder interests.

Deferred stock awards. The Compensation Committee awarded deferred stock under Citi’s Capital Accumulation Program with a grant date value equal to 30% of each named executive ofﬁcer’s incentive compensation for 2015. No changes were made in the Capital Accumulation Program for awards granted for 2015 performance as compared to the prior year.

The awards vest ratably over a four-year period based on continued service, and an additional performance-based vesting condition applies to these awards that allows for cancellation of future vestings in the event of losses. If Citigroup has pre-tax losses in any year of the deferral period, the portion of the deferred stock award that is scheduled to vest in the year following the loss year will be reduced by a fraction, the numerator of which is the amount of the pre-tax loss, and the denominator of which is the highest level of annual pre-tax proﬁt for Citigroup in the three years immediately preceding the loss year. However, if that fraction would result in a cancellation of 20% or less of the shares, the shares scheduled to vest will be reduced by 20% (i.e., there is a minimum cancellation level in the event of pre-tax losses).

Example: The following example illustrates a deferred stock award made in February 2016 of 10,000 shares to a named executive ofﬁcer. The example shows how the portion of this award that is scheduled to vest in January 2017 – 2,500 shares – would be affected, assuming the following pre-tax proﬁt (loss) history for Citigroup.

	Pre-tax proﬁt (loss) for Citigroup (in millions)
Scheduled vesting date	2016 (hypothetical)	2015	2014	2013	Highest pre-tax proﬁt in prior three years
January 2017	($500)	$24,826	$14,701	$19,802	$24,826

Please note: The proﬁt amounts for 2013, 2014, and 2015 in the example are derived from current publicly reported ﬁnancial information. The pre-tax loss amount for 2016 in the example is a hypothetical assumption for illustrative purposes only.

The reduction produced by the formula (500 divided by 24,826) is 2.01%. Due to the minimum cancellation level, 20% of shares scheduled to vest in January 2017 would be cancelled. Therefore, 500 shares of the 2,500 that were scheduled to vest would be cancelled (500 = 20% of 2,500).

This performance-based vesting feature cannot result in an increase in award value; the feature can only result in the cancellation of unvested shares. In addition, deferred stock awards, like all deferred incentive awards granted by Citi, remain subject to cancellation pursuant to the Citi Clawbacks, as described on page 73. Deferred stock awards are subject to the provisions of the Capital Accumulation Program in the event of termination of employment, as described on page 79.

Performance share unit awards. Performance share unit awards represent 30% of the named executive ofﬁcers’ annual incentive compensation for 2015. The target number of performance share units awarded to the executives is the amount of their annual incentive allocated to the performance share unit program divided by the average of the closing Citi stock prices for the ﬁve trading days immediately preceding the February 16, 2016 grant date ($37.05).

At the end of the three-year performance period, the target award is increased or decreased based on the difference between Citi’s actual total shareholder return and peer median total shareholder return according to the performance grid appearing in the Executive Summary on page 58.

Relative total shareholder return under the program will be determined by comparing Citi’s total shareholder return from the February 16, 2016 grant date through the end of the three-year performance period (February 15, 2019) to those of its peers. For purposes of measuring total shareholder return, Citi and peer stock prices are determined at the beginning and end of the performance period by using an average of the closing prices on the 20 business days ending at the applicable date. The peer group for determining relative total shareholder return is Bank of America, Barclays, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan Chase, Morgan Stanley, and Wells Fargo. In the event of extraordinary items, the Compensation Committee has the authority to make adjustments in relative total shareholder return and the peer group.

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We have not changed our eight-ﬁrm peer group since its establishment in 2012.

To the extent earned, the award will be delivered in cash based on the value of Citi common stock. As of the end of the performance period, the number of earned performance share units will be multiplied by the 20-day average Citi common stock price and the resulting value will be paid in cash. This feature has the effect of linking the amount that executives receive to changes in the price of Citi common stock while limiting stockholder dilution.

Dividend equivalents will be accrued and paid on the number of earned performance share units after the end of the performance period; dividend equivalents on performance share units that are not earned will be forfeited.

The performance share units are subject to the full range of clawbacks described on pages 73-74.

The award vests ratably over the three-year performance period; if a participant terminates employment during the performance period, a portion of the earned performance share units may be delivered after the end of the performance period if speciﬁed vesting conditions have been met. Those conditions are the same as the conditions to vesting applicable to Citi’s Capital Accumulation Program in the event of termination of employment, as described on page 79.

The terms of performance share units awarded for performance years before 2015 are described on pages 79-80.

Risk and Citi’s Incentive Compensation Programs

Citi fully appreciates its responsibility to assume only risks that are prudent and well-understood, and to effectively manage those risks to protect the franchise. Our compensation programs are designed accordingly, with the following important elements:

•
Our Compensation Philosophy, approved by the Compensation Committee and available on Citi’s public website, describes our commitment to managing risk. Management has received clear direction from the Compensation Committee to consider risk management principles when making discretionary incentive compensation awards.

•
The Chief Risk Ofﬁcer meets twice annually with the Compensation Committee to review risk levels and trends across Citi, as well as incentive compensation frameworks at the senior executive level and throughout Citi. The Chief Risk Ofﬁcer has reviewed the key terms of Citi’s overall compensation framework to help ensure that, consistent with Citi’s Compensation Philosophy, compensation is aligned with long-term performance in a manner that does not encourage imprudent or excessive risk-taking.

•
Citi’s framework used to determine incentive compensation for the named executive ofﬁcers explicitly and implicitly adjusts incentive awards for risk. Citi’s framework for determining named executive ofﬁcer incentive compensation takes risk into account by including ﬁnancial metrics intended to assess risk levels in the array of each executive’s ﬁnancial goals. Risk management performance, including effectiveness of the control environment, has also been included in the non-ﬁnancial goals. Finally, the Compensation Committee evaluates risk outcomes at the end of the process and takes adverse risk outcomes into account when determining compensation.

•
Annual incentive awards to covered employees, including the named executive ofﬁcers, have clawbacks and other provisions intended to discourage imprudent or excessive risk-taking. Through a systematic annual process, Citi identiﬁes the inherent material risks to the ﬁrm and its material business units, and then identiﬁes employees with inﬂuence over those risks as “covered employees,” as deﬁned in applicable bank regulatory guidance. The compensation structure for covered employees, including the named executive ofﬁcers, includes substantial deferrals and clawbacks intended to cover a range of behaviors, as described on pages 73-74. Furthermore, performance-based vesting criteria are a part of all deferred incentive compensation awarded to covered employees.

•
An assessment of risk management behaviors is taken into account in determining the aggregate amount of annual incentive compensation. For individual covered employees (several hundred of the most senior employees at Citi), Citi has established an annual control function review process in which reviewers from the control functions provide an evaluation of each covered employee’s risk behaviors.

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The control functions are Compliance, Finance, Internal Audit, Legal, and Risk Management. The process is designed to evaluate current behavior and attitudes towards risk. The rating from the control function review process informs and inﬂuences the covered employee’s performance review conducted by the employee’s manager, and the results of the process are reported to the Compensation Committee. We believe that over the six years this process has been in effect, it has improved awareness of the importance of risk management behaviors, and has resulted in the strengthening of Citi’s risk culture.

Citi’s control functions provide direct feedback on a senior manager’s risk behaviors as part of the annual performance assessment process.

The named executive ofﬁcers other than Mr. Corbat were evaluated on risk behaviors by Citi’s control functions through this annual control function review process, and Mr. Corbat was assessed on risk behaviors by the Compensation Committee with input from the control functions. These reviews resulted in positive ratings or assessments on risk behaviors for the named executive ofﬁcers. The positive ratings were not determinative of the size of the annual incentive awards for 2015, as a positive rating on risk behaviors is an expected element of job performance in senior executive roles. A negative risk rating on risk behaviors would have resulted in the reduction or elimination of incentive compensation awarded for 2015.

•
Citi’s other incentive compensation plans are administered through a strong governance process. Management continues to analyze, monitor, and mitigate risk in compensation plans throughout Citi, not just the plans that cover senior managers. Citi also has a formal incentive plan governance model to ensure that any new incentive compensation plans are consistent with global standards and do not incentivize imprudent or excessive risk-taking.

Citi’s Additional Executive Compensation Practices

Citi has strong executive compensation governance practices, as set forth below.

Citi has a 75% stock ownership commitment. Citi has a long-standing stock ownership commitment, which provides alignment of executive and stockholder interests. Executive ofﬁcers are required to retain at least 75% of the equity awarded to them as incentive compensation (net of amounts required to pay taxes and option exercise prices) as long as they are executive ofﬁcers.

Citi has a post-employment stock holding requirement. Effective January 1, 2013, executive ofﬁcers are required to retain at least 50% of the shares subject to the stock ownership commitment for one year after ceasing to be an executive ofﬁcer, as a result of leaving Citi employment or otherwise. This requirement was implemented in response to proposals Citi received from stockholders and further aligns the interests of executive ofﬁcers with those of stockholders.

Citi has adopted blanket anti-hedging and anti-pledging policies. Citi has long had a personal trading policy that limits trading by management and other employees in Citi stock. In 2012, Citi strengthened this policy by adopting a blanket prohibition against hedging and pledging of Citi stock by executive ofﬁcers, meaning that the hedging of any Citi security against the risk of economic loss and the pledging of any Citi security as collateral for a loan or other extension of credit are prohibited. The expanded policy is included in Citi’s Corporate Governance Guidelines. The named executive ofﬁcers have no outstanding pledges or hedges.

Clawbacks are applicable to Citi’s incentive compensation. Three comprehensive clawbacks are applicable to deferred compensation awarded to the named executive ofﬁcers and other Citi employees.

•
All performance share units, equity awards, and deferred cash awards granted to any Citi employee, including the named executive ofﬁcers, are subject to the Citi Clawbacks. The Citi Clawbacks require the forfeiture or cancellation of unvested incentive compensation when the Compensation Committee determines that an employee (i) received an award based on materially inaccurate publicly reported ﬁnancial statements; (ii) knowingly engaged in providing materially inaccurate information relating to publicly reported ﬁnancial statements; (iii) materially violated any risk limits established or revised by senior management and/or risk management; or (iv) engaged in gross misconduct. Citi may also seek to recover previously delivered compensation, where permitted by law.

•
Under the General Clawback, the Compensation Committee may cancel all or a portion of an unearned performance share unit or unvested deferred cash award if it determines that the employee engaged in

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misconduct or exercised materially imprudent judgment that caused harm to any of Citi’s business operations, or that resulted or could result in regulatory sanctions. The Compensation Committee may also cancel the award if the employee failed to supervise individuals who engaged in such behavior or who failed to properly escalate such behavior.

•
Unearned performance share units and unvested deferred cash awards may also be cancelled if the Compensation Committee determines that the employee has signiﬁcant responsibility for a material adverse outcome. This provision is intended to allow for cancellation of unearned performance share units or unvested deferred cash awards in the event of serious ﬁnancial or reputational harm to Citi and may apply to the employee directly responsible for the actions as well as to one who fails to appropriately supervise such employee. At a minimum Citi will consider whether a material adverse outcome has occurred and potential impact on performance share units and deferred cash awards if there is an annual pre-tax loss at any of the following three reportable ﬁnancial segments: Citigroup (the entire company), Global Consumer Banking, and Institutional Clients Group. Citi will also consider making public disclosures whenever a decision has been made to cancel deferred compensation payable to an executive ofﬁcer because he or she had signiﬁcant responsibility for a material adverse outcome.

Citi’s clawbacks cover a range of adverse outcomes, not just misconduct.

Furthermore, since 2002, the Board has had in effect a clawback policy based upon the Sarbanes-Oxley Act as set forth in Citi’s Corporate Governance Guidelines. These Guidelines require reimbursement, as sought by the Board, of any bonus or incentive compensation awarded to an executive ofﬁcer or the cancellation of unvested incentive awards previously granted to the executive ofﬁcer if: (i) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain ﬁnancial results that were subsequently the subject of a restatement; (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and (iii) the amount of the bonus or incentive compensation that would have been awarded to the executive had the ﬁnancial results been properly reported would have been lower than the amount actually awarded.

Citi’s publicly available Compensation Philosophy articulates clear guiding principles. Our executive compensation programs are intended to achieve ﬁve equally important major objectives: (i) align compensation programs, structures, and decisions with stockholder and other stakeholder interests; (ii) attract and retain the best talent to lead Citi to success; (iii) reinforce a business culture based on the highest ethical standards; (iv) manage risks to Citi by encouraging prudent decision-making; and (v) reﬂect regulatory guidance in compensation programs. These objectives are the foundation of Citi’s publicly available Compensation Philosophy.

Citi limits executive beneﬁts and perquisites. Citi does not provide for special medical, dental, insurance, or disability beneﬁts for executives; in the U.S. executives pay more for these beneﬁts than lower-paid employees.

Citi has no tax gross-ups. Citi does not allow tax gross-ups, either directly or indirectly, for any of the named executive ofﬁcers or other executive ofﬁcers, except through bona ﬁde tax equalization programs for expatriates as provided under Citi’s Expatriate Program.

Citi does not currently offer supplemental executive retirement beneﬁts. Citi does not have special pension credits or beneﬁts for executives. Citi’s plans do not provide for current beneﬁt accruals under nonqualiﬁed executive retirement programs except for speciﬁc grandfathered and expatriate populations. None of the named executive ofﬁcers were eligible for additional beneﬁt accruals under any of these supplemental plans in 2015, although Mr. Gerspach is eligible for certain grandfathered beneﬁts that were frozen as of December 31, 2001.

A change of control of Citigroup Inc. does not accelerate vesting. Citi’s stockholder-approved 2014 Stock Incentive Plan, which is the only plan under which stock awards are currently made to executive ofﬁcers, provides that no awards made under that plan may be paid solely as a result of a change of control of Citi; a related involuntary termination of employment must also occur (the “double trigger” provision). Citi’s predecessor plan, the 2009 Stock Incentive Plan, included a similar “double trigger” provision.

The Compensation Committee has adopted a policy afﬁrming that no deferred incentive award to executive ofﬁcers will vest solely by reason of a change of control of Citigroup Inc. The intent of the policy is for such a change of control to have no impact on the applicable awards.

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COMPENSATION DISCUSSION AND ANALYSIS

Citi has no “golden parachutes.” The named executive ofﬁcers are not entitled to any “golden parachutes” (i.e., severance beneﬁts) upon termination of employment in excess of any beneﬁt that may be available under Citi’s broad-based separation pay plans or local law. Performance share units and deferred stock awards under the Capital Accumulation Program do not allow accelerated vesting and/or delivery of awards in the event of involuntary termination of employment. As a result, terminated executives are at risk for clawbacks and changes in Citi’s common stock price to the same extent as current executives.

Citi has a speciﬁc policy limiting the terms of employment agreements with executive ofﬁcers. Citi will enter into an employment agreement with an executive ofﬁcer only when necessary to attract or retain exceptional personnel. Any employment agreement with an executive ofﬁcer: (i) must be approved by the Compensation Committee; (ii) should be as short as possible and provide as few terms and conditions as are necessary to accomplish its purpose; and (iii) if required by law to be available for public review, must be ﬁled promptly with the appropriate regulatory authority. In addition, employment agreements with executive ofﬁcers may not provide for post-retirement personal beneﬁts of a kind not generally available to employees or retirees, except with the express prior approval of the Board. At the present time, Citi has no such agreements providing for post-retirement personal beneﬁts with any executive ofﬁcer.

The Board’s compensation consultant does no work for Citi other than advising the Board.

The Compensation Committee relies on an independent compensation consultant. The Compensation Committee charter provides that its compensation determinations regarding the CEO and other executive ofﬁcers should reﬂect the advice of an independent compensation consultant. The Compensation Committee has retained an independent compensation consultant since 2006, and Cook & Co. is the Compensation Committee’s current independent advisor. Cook & Co. provides no services to Citi other than its services to the Board, has no other ties to management that could jeopardize its fully independent status, and has strong internal governance policies that help ensure that it maintains its independence. Cook & Co. reports directly to, and is directly accountable to, the Compensation Committee. The Compensation Committee has the sole authority to retain, terminate, and obtain the advice of Cook & Co. at Citi’s expense. Representatives of Cook & Co. attended all Compensation Committee meetings during 2015 including executive sessions as requested and consulted with the Chairman of the Compensation Committee between meetings. Cook & Co. provided extensive guidance and analysis regarding the Compensation Committee’s and the Board’s responses to Citi’s advisory say-on-pay votes, attended meetings with proxy advisors, offered market insights, and provided advice to the Compensation Committee on Citi’s executive compensation plan design and the presentation of its programs to stockholders. Cook & Co. was paid fees of $228,607 in 2015.

The Compensation Committee conducts a formal assessment of the independence of Cook & Co. at least annually. In performing the annual assessment of compensation advisor independence, the Compensation Committee considers various factors bearing on advisor independence, including the nature and amount of work performed for the Compensation Committee during the year, the nature of any unrelated services performed for Citi, the amount of fees paid for those services in relation to the ﬁrm’s total revenues, the advisor’s policies and procedures designed to prevent conﬂicts of interest, and the existence of any business or personal relationship that could impact the advisor’s independence. Cook & Co. annually prepares an independence letter to assist the Compensation Committee with information the Compensation Committee is required to consider when assessing independence. Pursuant to SEC and NYSE rules, the Compensation Committee assessed the independence of Cook & Co. most recently in January 2016 and determined that Cook & Co. is independent from Citi management and that its work for the Compensation Committee has not raised any conﬂicts of interest.

Dividend equivalents. Under the 2014 Stock Incentive Plan and its predecessor, dividend equivalents are not paid during the vesting period of performance vesting stock; dividend equivalents are paid in respect of these awards only if and when the underlying shares vest. The same practice applies to performance share units, so that dividend equivalents are paid with respect to the units only if and when the units are earned and delivered at the end of the performance period. All stock awards granted to executive ofﬁcers for performance in 2015 are awards of performance vesting stock. Where dividend equivalents are paid, the dividend rate is the same for the named executive ofﬁcers as for other stockholders.

Tax deductibility of the named executive ofﬁcers’ incentive compensation. In 2011, stockholders approved the 2011 Executive Performance Plan, a performance plan intended to preserve the deductibility of incentive compensation paid to the named executive ofﬁcers that might otherwise not be deductible under

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Section 162(m) of the Internal Revenue Code. Annual incentive awards for 2015 are awarded under the 2011 Executive Performance Plan, which speciﬁes a maximum amount that can be awarded to a participant for any year based on Citicorp earnings, i.e., Citigroup’s income from continuing operations before income taxes (net of any income or loss from continuing operations before income taxes of Citi Holdings). The amount of annual incentive actually awarded for the year, however, is determined by the Compensation Committee, applying the compensation framework described in this Compensation Discussion and Analysis and subject to the condition that Citi may pay less (but not more) than the maximum. For 2015, the Compensation Committee certiﬁed the maximum amount payable under the 2011 Executive Performance Plan as $45.5 million per executive (0.2% of Citicorp earnings) and exercised its discretion to award lesser amounts under the plan. While Citi seeks to preserve deductibility of compensation paid to the named executive ofﬁcers to the extent permitted by law, Citi retains the ﬂexibility to provide nondeductible compensation arrangements it believes are necessary to recruit, incentivize, and retain its executives, and individuals may in some circumstances receive nondeductible payments resulting from awards made prior to becoming an executive ofﬁcer. Mr. Corbat’s annual salary is not deductible to the extent it exceeds $1 million. Proposal 5 set forth in this Proxy Statement on pages 90-92 seeks stockholder approval of the amended and restated 2011 Executive Performance Plan as required under Section 162(m) of the Internal Revenue Code.

Timing of awards. The named executive ofﬁcers’ incentive awards for performance in 2015 were granted on February 16, 2016. The timing of the grant date is consistent with the procedures for establishing grant dates approved by the Compensation Committee in 2012.

The number of shares of deferred stock awarded to each named executive ofﬁcer was determined consistently with Citi’s long-standing practice of dividing the nominal amount of the incentive to be awarded in stock by a ﬁve-day average stock price. The average of the closing prices of Citi common stock on the ﬁve trading days immediately prior to the grant date was used to determine the number of shares of deferred stock awarded to the named executive ofﬁcers under the Capital Accumulation Program. The same pricing approach was also used to determine the target number of units for the performance share unit awards.

Policies and practices on base pay and other ﬁxed compensation. Citi believes that most compensation payable to executive ofﬁcers should be at risk to incentivize performance. At the same time, the payment of cash compensation reﬂects the need to provide some liquidity to attract and retain executives, and base pay should reﬂect market practice.

The Personnel and Compensation Committee Report

The Personnel and Compensation Committee has evaluated the performance of and determined the compensation for the CEO, approved the compensation of executive ofﬁcers, and approved the compensation structure for other members of senior management and other highly compensated employees. The Personnel and Compensation Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with members of senior management and, based on this review, the Personnel and Compensation Committee recommended to the Board of Directors of Citigroup Inc. that the Compensation Discussion and Analysis be included in Citi’s Annual Report on Form 10-K and Proxy Statement on Schedule 14A ﬁled with the SEC.

The Personnel and Compensation Committee:

William S. Thompson, Jr. (Chair)
Michael E. O’Neill
Judith Rodin
Diana L. Taylor

Dated: March 9, 2016

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COMPENSATION TABLES

2015 SUMMARY COMPENSATION TABLE AND
COMPENSATION INFORMATION

2015 Summary Compensation Table

The following table shows compensation for any person serving as CEO or CFO during 2015 and Citi’s three other most highly compensated executive ofﬁcers, with their titles on December 31, 2015.

Name and Principal Position(1)	Year(2)	Salary(3) ($)	Bonus(4) ($)	Stock Awards(5) ($)	Non-Equity Incentive Plan Compensation(6) ($)	Change in Pension Value and Non-Qualiﬁed Deferred Compensation Earnings(7) ($)	All Other Compensation(8) ($)	Total ($)
Michael Corbat CEO	2015	$1,500,000	$6,000,000	$6,493,169	$586,393	$2,961	$15,900	$14,598,423
	2014	$1,500,000	$4,600,000	$7,727,757	$606,924	$6,918	$15,600	$14,457,199
	2013	$1,500,000	$5,200,000	$7,915,912	$2,923,069	$3,838	$15,300	$17,558,119
John Gerspach CFO	2015	$500,000	$3,400,000	$3,952,364	$430,021	$18,937	$15,900	$8,317,222
	2014	$500,000	$2,800,000	$4,161,100	$445,078	$85,580	$15,600	$8,007,358
	2013	$500,000	$2,800,000	$3,893,076	$2,128,679	$0	$15,300	$9,337,055
Stephen Bird CEO, Global Consumer Banking	2015	$500,273	$3,199,891	$3,880,827	$974,873	$0	$742,590	$9,298,454
Don Callahan Head of Operations & Technology	2015	$500,000	$2,720,000	$3,811,208	$586,393	$0	$15,900	$7,633,501
James Forese President, Citi; CEO, Institutional Clients Group	2015	$496,712	$6,201,315	$7,354,220	$2,082,700	$4,074	$15,900	$16,154,921
	2014	$475,000	$5,210,000	$8,039,839	$2,145,487	$6,294	$15,600	$15,892,220
	2013	$475,000	$5,410,000	$4,057,500	$7,574,988	$3,510	$15,300	$17,536,298

(1)

The principal position for each named executive ofﬁcer is the position he held on December 31, 2015. Prior to June 1, 2015, Mr. Bird was CEO of Citi’s Asia Paciﬁc region. Prior to June 1, 2015, Mr. Forese was Co-President of Citi and CEO of Institutional Clients Group.

(2)	In accordance with SEC rules, compensation for Mr. Bird and Mr. Callahan is presented only for 2015 because they were not named executive ofﬁcers for 2013 or 2014.
(3)

Pursuant to his expatriate assignment, Mr. Bird’s salary is denominated in Hong Kong dollars. The salary shown in this table is Mr. Bird’s total annual salary converted to U.S. dollars at an average annual exchange rate. Effective February 18, 2015, Mr. Forese’s base salary was increased from $475,000 to $500,000, to align his base pay with the base pay of other named executive ofﬁcers.

(4)

Amounts in this column show cash bonuses for service in the listed year. Mr. Bird’s cash bonus was denominated in U.S. dollars. The portion attributable to his 2015 period of service in Hong Kong was paid in Hong Kong dollars converted from U.S. dollars by using the average currency exchange rate for the ﬁve trading days in the week immediately preceding the February 16, 2016 award date (0.1283 U.S. dollars = 1 Hong Kong dollar). The portion of Mr. Bird’s cash bonus attributable to his 2015 period of service as an expatriate in the U.S. was paid in U.S. dollars.

(5)

The amounts in this column for 2015 are the aggregate grant date fair values of deferred stock under the Capital Accumulation Program and performance share units, in each case granted in February 2015 for performance in 2014. The separate grant date value of each award is disclosed in the 2015 Grants of Plan-Based Awards Table. The aggregate grant date fair values of the awards are computed in accordance with Financial Accounting Standards Board Accounting Standards Codiﬁcation Topic 718. The assumptions made, if any, when calculating the amounts in this column are found in footnote 7 to the Consolidated Financial Statements of Citigroup Inc. and its Subsidiaries, as ﬁled with the SEC on Form 10-K for 2015.

The amounts reported in the Summary Compensation Table for the performance share units are different from the nominal amount of the awards made by the Compensation Committee. The nominal amount of the performance share unit award is divided by the Citi common stock price as determined on the grant date, yielding a number of performance share units. Those units are then valued at the grant date under applicable accounting principles, which take into account the probable outcome of the performance conditions. Such grant date fair value is reported in the Summary Compensation Table for the year of grant.

The values of the performance share units at the 2015 grant date shown in the 2015 Summary Compensation Table, assuming that the highest level of performance conditions are achieved, are: Mr. Corbat, $5,175,000; Mr. Gerspach, $3,150,000; Mr. Bird, $3,386,339; Mr. Callahan, $3,037,500; and Mr. Forese, $5,861,250.

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COMPENSATION TABLES

(6)

Set forth below is a breakdown of the amount reported as Non-Equity Incentive Plan Compensation for each named executive ofﬁcer for 2015. For each executive, the total amount shown in the 2015 Summary Compensation Table represents the amount of each award considered earned in 2015. The amount includes: a portion of the deferred cash award made in January 2012 for performance in 2011, a portion of the deferred cash award made in February 2013 for performance in 2012, and notional interest earned in 2015 on each entire award:

Name	Reportable Portion of January 2012 Deferred Cash Award	Earnings on January 2012 Deferred Cash Award	Reportable Portion of February 2013 Deferred Cash Award	Earnings on February 2013 Deferred Cash Award	Total Non-Equity Incentive Plan Amount Shown in 2015 Summary Compensation Table
Michael Corbat	$562,500	$23,893	–	–	$586,393
John Gerspach	$412,500	$17,521	–	–	$430,021
Stephen Bird	$435,091	$18,481	$489,639	$31,662	$974,873
Don Callahan	$562,500	$23,893	–	–	$586,393
James Forese	$961,875	$40,857	$1,014,375	$65,593	$2,082,700

Mr. Bird’s deferred cash awards are denominated in Hong Kong dollars. The amounts presented above for Mr. Bird are shown as converted from Hong Kong dollars to U.S. dollars at the December 31, 2015 conversion rate used to prepare Citi’s ﬁnancial statements (0.1290 U.S. dollars = 1 Hong Kong dollar). Mr. Corbat, Mr. Gerspach, and Mr. Callahan did not receive deferred cash awards for performance in 2012 in February 2013; instead, as named executive ofﬁcers for 2012, they received performance share units.

(7)

These amounts represent the increases in the present value of pension beneﬁts for Mr. Corbat, Mr. Gerspach, and Mr. Forese, as more fully described in the 2015 Pension Beneﬁts Table. (The value of Mr. Gerspach’s beneﬁt under The Citigroup Pension Plan increased by $12,676, and the value of his beneﬁt under the Supplemental ERISA Compensation Plan of Citibank, N.A. and Afﬁliates increased by $6,261.) The amount of each named executive ofﬁcer’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualiﬁed was $0. Mr. Bird and Mr. Callahan have never been eligible to participate in a deﬁned beneﬁt pension plan under the terms of Citi’s broad-based retirement programs in effect in their employment countries; they have participated only in deﬁned contribution retirement plans since the commencement of their employment.

(8)	Set forth below is a breakdown of All Other Compensation for 2015 (including personal beneﬁts):

Name	Employer Retirement Plan Contribution ($)	Tax Reimbursement Costs ($)	Temporary Living and Home Leave Costs ($)	Housing and Cost of Living Differential ($)	Relocation Expenses ($)	Total ($)
Michael Corbat	$15,900	$0	$0	$0	$0	$15,900
John Gerspach	$15,900	$0	$0	$0	$0	$15,900
Stephen Bird	$24,149	$271,155	$81,697	$308,855	$56,734	$742,590
Don Callahan	$15,900	$0	$0	$0	$0	$15,900
James Forese	$15,900	$0	$0	$0	$0	$15,900

Mr. Bird, a U.K. national, was employed in Hong Kong with limited expatriate beneﬁts from 2009 through June 2015. He became CEO of Global Consumer Banking effective June 1, 2015 and then moved to New York on a new expatriate assignment effective July 1, 2015 with beneﬁts provided under the general terms of Citi’s Expatriate Program. Mr. Bird’s expatriate assignment letter provides that his current expatriate assignment is expected to end on December 31, 2016, at which time he would become a U.S. local employee and expatriate beneﬁts would cease.

The expatriate beneﬁts made available to Mr. Bird under Citi’s Expatriate Program are generally available to similarly situated employees who accept assignments outside their home countries. In addition to providing developmental opportunities to employees and ﬁlling speciﬁc business needs, the purpose of the Expatriate Program is to neutralize the tax and other ﬁnancial advantages or disadvantages of accepting an assignment outside the home country, thereby removing personal ﬁnancial considerations from the decision of whether to accept an assignment.

The tax equalization beneﬁt amounts shown above in the Tax Reimbursement Costs column are intended to limit Mr. Bird’s tax liabilities and related expenses to what they would have been had he remained employed in Hong Kong. The disclosed amounts are based on the estimated tax equalization beneﬁts accrued in respect of compensation paid in 2015, although the tax equalization payments may be made in later years and will not again appear in the Summary Compensation Table. Expatriates are eligible for certain personal beneﬁts intended to minimize the disruption of a temporary expatriate assignment, and under Citi’s tax equalization policies under the Expatriate Program, Citi pays all taxes on these beneﬁts because they are unique to the expatriate assignment and would not be provided had the expatriate remained employed in his or her home country. The estimated tax payments attributable to beneﬁts delivered in 2015 are also included in the Tax Reimbursement Cost column above.

Mr. Corbat, Mr. Gerspach, Mr. Callahan, and Mr. Forese received 401(k) plan matching contributions pursuant to the formula applicable to all eligible U.S. employees. Mr. Bird received an employer contribution under the general terms of the Citi Hong Kong Retirement Plan, a broad-based deﬁned contribution retirement plan.

Because Mr. Bird relocated to the U.S. during 2015, some of his expatriate beneﬁts were paid in Hong Kong dollars and others were paid in U.S. dollars. The Hong Kong dollar amounts are shown above as converted from Hong Kong dollars to U.S. dollars at the December 31, 2015 conversion rate used to prepare Citi’s ﬁnancial statements (0.1290 U.S. dollars = 1 Hong Kong dollar).

Mr. Corbat has entered into an Aircraft Time Sharing Agreement with Citiﬂight, Inc. (a subsidiary of Citigroup Inc.) that permits him to reimburse Citi for the cost of his personal use of corporate aircraft in accordance with limits set forth in Federal Aviation Regulation 91.501(d). Mr. Corbat has reimbursed Citi for the ﬂights in an amount equal to or exceeding the aggregate incremental cost of such ﬂights during 2015.

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COMPENSATION TABLES

2015 Grants of Plan-Based Awards

The table below provides information regarding awards made by the Compensation Committee in 2015. The values shown below for equity awards are each equity award’s grant date fair value as determined under applicable accounting standards.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards				Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold (#)	Target (#)		Maximum (#)
Michael Corbat	2/18/2015	0	68,222	(2)	68,222	$3,450,000
	2/18/2015	0	68,222	(3)	102,333	$3,043,169
John Gerspach	2/18/2015	0	41,526	(2)	41,526	$2,100,000
	2/18/2015	0	41,526	(3)	62,289	$1,852,364
Stephen Bird	2/18/2015	0	44,642	(2)	44,642	$2,257,559
	2/18/2015	0	44,642	(3)	66,963	$1,623,268
Don Callahan	2/18/2015	0	40,043	(2)	40,043	$2,025,000
	2/18/2015	0	40,043	(3)	60,065	$1,786,208
James Forese	2/18/2015	0	77,269	(2)	77,269	$3,907,500
	2/18/2015	0	77,269	(3)	115,903	$3,446,720

(1)	The assumptions used in determining grant date fair value are the same as those set forth in footnote 5 to the Summary Compensation Table.
(2)	These deferred stock awards were granted under the 2014 Stock Incentive Plan as part of Citi’s Capital Accumulation Program for performance in 2014.
(3)	These awards are performance share units for performance in 2014.

General Discussion of the 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards Table

Set forth below is a discussion of the awards disclosed in the 2015 Summary Compensation Table and the 2015 Grants of Plan-Based Awards Table, to the extent not described in the Compensation Discussion and Analysis.

Capital Accumulation Program; Rule of 60. The 2015 Summary Compensation Table and the 2015 Grants of Plan-Based Awards Table show that each named executive ofﬁcer received an award of deferred stock under Citi’s Capital Accumulation Program for 2014 performance in February 2015. Those awards have the same terms as the deferred stock awards granted in February 2016 for 2015 performance, as described on page 71.

Capital Accumulation Program awards have special provisions applicable to employees who meet the Rule of 60 when they terminate employment. A participant meets the Rule of 60 if his or her age plus full years of service equal at least 60 and he or she either (i) is at least age 50 with at least ﬁve full years of service; or (ii) is under age 50 with at least 20 full years of service. Partial years of age and service are each rounded down to the nearest whole number. If a participant meets the Rule of 60 and voluntarily terminates his or her employment, the participant’s Capital Accumulation Program shares will be distributed to the participant on the regularly scheduled vesting dates, provided that during the vesting period, he or she does not work for a “signiﬁcant competitor” as deﬁned under the Capital Accumulation Program. In contrast, if a participant does not meet the Rule of 60, upon voluntary resignation, any unvested Capital Accumulation Program shares are forfeited, unless the participant becomes employed in an “alternative career.” Under the “alternative career” provisions of Citi’s Capital Accumulation Program, employees may continue to vest in their deferred awards if they resign from Citi for full-time employment in government or at a charitable organization or to teach full-time at an educational institution. Capital Accumulation Program awards provide for accelerated vesting if a participant dies but provide for vesting on schedule in all other circumstances in which vesting occurs after termination of employment and the awards have not otherwise been forfeited. All of the named executive ofﬁcers except Mr. Bird have attained the Rule of 60.

Performance Share Units. The 2015 Summary Compensation Table and the 2015 Grants of Plan-Based Awards Table show that, in February 2015, each named executive ofﬁcer received an award of performance share units for 2014 performance. These performance share units are earned based on Citi’s average return on assets and Citi’s relative total shareholder return. These performance share units differ from the performance share units granted in February 2016 for performance in 2015, which are earned according to Citi’s relative total shareholder return. For more information on the new performance share units, see pages 57-58 and 71-72.

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The performance share units granted in February 2015 will be earned according to the following schedule relating to Citi’s average return on assets and relative total shareholder return over a three-year performance period beginning on January 1, 2015:

February 2015 Performance Share Unit Schedule

Metric: average return on assets	Less than 0.65%	0.65%	0.90%	1.0% or more
Metric: relative total shareholder return (percentile)	Lower than 25th	25th	50th	75th or greater
% of target performance share units earned	No award regardless of outcome of other metric	0%	100%	150%

Performance against each metric will be weighted equally to provide a balanced focus on each metric; however, the program has a minimum performance threshold. If Citi’s average return on assets is less than 0.65% or Citi’s relative total shareholder return is lower than the 25th percentile, then no performance share units will be earned at the end of the three-year performance period, regardless of the outcome of the other metric. Performance between the thresholds in the table above will be determined by straight-line interpolation, based on equal weighting of each metric.

Average return on assets for this purpose is generally deﬁned as the average of the return on assets for each year in the performance period. Generally, average return on assets is Citigroup’s net income (loss) excluding credit valuation adjustments/debt valuation adjustments for the relevant year divided by Citigroup average assets for that year. The peer group for determining relative total shareholder return is Bank of America, Barclays, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan Chase, Morgan Stanley, and Wells Fargo.

Performance share units vest pro rata over a three-year vesting period (one-third on January 20, 2016 and additional thirds on the next two anniversaries of the ﬁrst vesting date). After the ﬁnal vesting date, the number of earned performance share units will be multiplied by the average of the closing Citi common stock prices on the ﬁve trading days preceding the ﬁnal vesting date, and the resulting value will be paid in cash. Dividend equivalents will be accrued and paid on the number of earned performance share units after the end of the three-year performance period; dividend equivalents on performance share units that are not earned will be forfeited. The performance share units are subject to the full range of clawbacks described on pages 73-74.

In addition to the performance conditions described above, performance share units have the same vesting provisions covering termination of employment as those applicable to Citi’s Capital Accumulation Program, including the Rule of 60. Any named executive ofﬁcer who meets the Rule of 60 will receive his earned performance share units unless: (i) he voluntarily resigns during the performance period and performs services for a competitor, or (ii) he is terminated for gross misconduct (in which case the undelivered award is cancelled). If a named executive ofﬁcer who meets the Rule of 60 resigns and competes, at the end of the performance period, he will forfeit a prorated performance share unit award, based on his service during the performance period. For example, if such a named executive ofﬁcer resigns after the ﬁrst year of the performance period to work for a competitor, he will receive one-third of the earned performance share units after the end of the three-year performance period and the other two-thirds will be forfeited. A named executive ofﬁcer who does not meet the Rule of 60 will also receive this pro rata vesting if he resigns.

Deferred Cash Award Plan. The 2015 Summary Compensation Table shows non-equity incentive plan compensation from awards under Citi’s Deferred Cash Award Plan that were granted in prior years. Half of the deferred portion of the annual incentive award for 2012 was awarded to Mr. Bird and Mr. Forese in February 2013 under the Deferred Cash Award Plan. Mr. Bird and Mr. Forese received deferred cash awards instead of performance share units for performance in 2012 because they were not named executive ofﬁcers for that year. In addition, prior to the implementation of our performance share unit program, half of the deferred portion of the annual incentive award for 2011 was awarded to each of the named executive ofﬁcers in January 2012 under the Deferred Cash Award Plan. Deferred Cash Award Plan awards vest in four equal annual installments beginning on January 20 of the year following the year of grant and are also subject to clawbacks and performance-based vesting conditions during the vesting period. The unvested portion of the award granted in February 2013 earns notional interest at a rate of 2.84%, compounded annually, and the unvested portion of the award granted in January 2012 earns notional interest at a rate of 3.55%, compounded annually. The treatment of Deferred Cash Award Plan awards upon termination of employment is the same as Capital Accumulation Program awards.

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COMPENSATION TABLES

Outstanding Equity Awards at 2015 Fiscal Year End

The market values in this table were computed using the closing price of a share of Citi common stock on December 31, 2015, which was $51.75. The numbers of securities and values in this table and throughout this Proxy Statement have been adjusted for the reverse stock split effective May 6, 2011.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Corbat	2/14/2011	150,000	(2)	–	–	$49.10	2/14/2017	–		–	–		–
	2/19/2013	–		–	–	–	–	–		–	35,682	(3)	$1,846,544
	2/19/2013	–		–	–	–	–	48,457	(4)	$2,507,650	–		–
	2/18/2014	–		–	–	–	–	–		–	58,895	(5)	$3,047,816
	2/18/2014	–		–	–	–	–	–		–	52,378	(6)	$2,710,562
	2/18/2015	–		–	–	–	–	–		–	68,222	(7)	$3,530,489
	2/18/2015	–		–	–	–	–	–		–	82,890	(8)	$4,289,558
John Gerspach	2/14/2011	150,000	(2)	–	–	$49.10	2/14/2017	–		–	–		–
	2/19/2013	–		–	–	–	–	–		–	22,193	(3)	$1,148,488
	2/19/2013	–		–	–	–	–	30,139	(4)	$1,559,693	–		–
	2/18/2014	–		–	–	–	–	–		–	31,713	(5)	$1,641,148
	2/18/2014	–		–	–	–	–	–		–	28,203	(6)	$1,459,505
	2/18/2015	–		–	–	–	–	–		–	41,526	(7)	$2,148,971
	2/18/2015	–		–	–	–	–	–		–	50,455	(8)	$2,611,046
Stephen Bird	2/14/2011	100,000	(2)	–	–	$49.10	2/14/2017	–		–	–		–
	1/17/2012	–		–	–	–	–	14,226	(9)	$736,196	–		–
	2/19/2013	–		–	–	–	–	–		–	22,290	(3)	$1,153,508
	2/18/2014	–		–	–	–	–	–		–	30,714	(5)	$1,589,450
	2/18/2014	–		–	–	–	–	–		–	27,316	(6)	$1,413,603
	2/18/2015	–		–	–	–	–	–		–	44,642	(7)	$2,310,224
	2/18/2015	–		–	–	–	–	–		–	54,240	(8)	$2,806,920
Don Callahan	1/14/2009	19,491	(10)	–	–	$106.10	1/14/2019	–		–	–		–
	1/14/2009	19,491	(10)	–	–	$178.50	1/14/2019	–		–	–		–
	2/14/2011	150,000	(2)	–	–	$49.10	2/14/2017	–		–	–		–
	2/19/2013	–		–	–	–	–	–		–	23,900	(3)	$1,236,825
	2/19/2013	–		–	–	–	–	32,457	(4)	$1,679,650	–		–
	2/18/2014	–		–	–	–	–	–		–	30,580	(5)	$1,582,515
	2/18/2014	–		–	–	–	–	–		–	27,196	(6)	$1,407,393
	2/18/2015	–		–	–	–	–	–		–	40,043	(7)	$2,072,225
	2/18/2015	–		–	–	–	–	–		–	48,653	(8)	$2,517,793
James Forese	1/14/2009	29,745	(10)	–	–	$106.10	1/14/2019	–		–	–		–
	1/14/2009	29,745	(10)	–	–	$178.50	1/14/2019	–		–	–		–
	2/14/2011	175,000	(2)	–	–	$49.10	2/14/2017	–		–	–		–
	2/19/2013	–		–	–	–	–	–		–	46,179	(3)	$2,389,763
	2/18/2014	–		–	–	–	–	–		–	61,274	(5)	$3,170,930
	2/18/2014	–		–	–	–	–	–		–	54,494	(6)	$2,820,065
	2/18/2015	–		–	–	–	–	–		–	77,269	(7)	$3,998,671
	2/18/2015	–		–	–	–	–	–		–	93,882	(8)	$4,858,394

(1)	The options shown in this column are vested as of December 31, 2015.
(2)	This option granted on February 14, 2011 vested in three equal annual installments beginning on February 14, 2012.

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(3)	This deferred stock award granted on February 19, 2013 vests in four equal annual installments beginning on January 20, 2014, subject to a performance-based vesting condition.
(4)

This performance share unit award granted on February 19, 2013 vested in three equal annual installments beginning on January 20, 2014, except that Mr. Corbat’s award vested in three equal annual installments beginning on February 20, 2014. Based on attainment of the performance metrics of the award, approximately 68% of the target number of units was delivered to each executive. The performance period for the award ended on December 31, 2015. In accordance with SEC rules, the table presents the award values at December 31, 2015; the values of the awards on the 2016 delivery dates were determined using the Citi common stock price on the delivery dates, such that the realized values of the awards were as follows: Mr. Corbat, $1,908,616; Mr. Gerspach, $1,221,322; and Mr. Callahan, $1,315,270.

(5)	This deferred stock award granted on February 18, 2014 vests in four equal annual installments beginning on January 20, 2015, subject to a performance-based vesting condition.
(6)

This performance share unit award granted on February 18, 2014 vests in three equal annual installments beginning on January 20, 2015, subject to performance conditions based on relative total shareholder return and average return on assets. The table includes the entire value of performance share units assuming that relative total shareholder return, average return on assets, and the Citi common stock price at December 31, 2015 remain constant through the end of the performance period in 2016.

(7)	This deferred stock award granted on February 18, 2015 vests in four equal annual installments beginning on January 20, 2016, subject to a performance-based vesting condition.
(8)

This performance share unit award granted on February 18, 2015 vests in three equal annual installments beginning on January 20, 2016, subject to performance conditions based on relative total shareholder return and average return on assets. The table includes the entire value of performance share units assuming that relative total shareholder return, average return on assets, and the Citi common stock price at December 31, 2015 remain constant through the end of the performance period in 2017.

(9)	This deferred stock award granted on January 17, 2012 vested in four equal annual installments beginning on January 20, 2013.
(10)	This option granted on January 14, 2009 vested in four equal annual installments beginning on January 14, 2010.

Certain stock awards that are subject to a Rule of 60 provision and that are held by named executive ofﬁcers who have attained the Rule of 60 are considered to be fully vested for purposes of these tables. Therefore, these awards are not shown as outstanding in the Outstanding Equity Awards at 2015 Fiscal Year End Table because that table discloses only unvested stock awards. Instead, these awards are included in the 2015 Nonqualiﬁed Deferred Compensation Table below with other vested but undelivered deferred compensation. For a full discussion of the Rule of 60, see the discussion of the “Capital Accumulation Program; Rule of 60” above.

Option Exercises and Stock Vested in 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Corbat	0	$0	37,473	$1,782,797
John Gerspach	0	$0	21,667	$1,030,843
Stephen Bird	0	$0	56,306	$2,678,766
Don Callahan	0	$0	22,143	$1,053,491
James Forese	0	$0	43,514	$2,070,198

The values shown above reﬂect the $47.5750 price of Citi common stock as of the vesting date occurring in 2015. Citi’s practice is to apply the cash values of fractional shares that vest towards satisfaction of employees’ tax withholding obligations, so an award’s value realized on vesting is slightly greater than the value of the whole shares acquired on vesting.

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COMPENSATION TABLES

2015 Pension Beneﬁts

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Beneﬁt ($)(1)
Michael Corbat	The Citigroup Pension Plan	24.4	$110,327
John Gerspach(2)	The Citigroup Pension Plan	17.7	$462,780
	Supplemental ERISA Compensation Plan of Citibank, N.A. and Afﬁliates (Pay Cap Plan)	11.7	$305,594
Stephen Bird	–	–	–
Don Callahan	–	–	–
James Forese	The Citigroup Pension Plan	24.5	$101,694

(1)

The mortality table, plan discount rate, and payment form assumptions used in determining the present value of The Citigroup Pension Plan and Pay Cap Plan beneﬁts are the same as the year-end 2015 assumptions used to prepare footnote 8 to the Consolidated Financial Statements of Citigroup Inc. and its Subsidiaries, as ﬁled with the SEC on Form 10-K for 2015. An interest crediting rate on cash balance plan beneﬁts of 3.40% is also an assumption used in determining these present values. The interest crediting rate assumption is not required to be stated in that footnote 8. Beneﬁts in the 2015 Pension Beneﬁts Table have been calculated using a normal retirement age of 65, as deﬁned in the plans.

(2)

Mr. Gerspach has more years of credited service under The Citigroup Pension Plan than under the Pay Cap Plan because beneﬁt accruals under the Pay Cap Plan ceased before beneﬁt accruals under The Citigroup Pension Plan ceased.

Citi’s policy is that executives should accrue retirement beneﬁts on the same basis available to Citi employees generally under Citi’s broad-based, tax-qualiﬁed retirement plans. Citi has not granted extra years of credited service under any retirement plan to any of the named executive ofﬁcers. Mr. Bird and Mr. Callahan have never been eligible to participate in a deﬁned beneﬁt pension plan under the terms of Citi’s broad-based retirement programs in effect in their employment countries; they have participated only in deﬁned contribution retirement plans since the commencement of their employment at Citi.

The following describes the pension plans listed in the 2015 Pension Beneﬁts Table.

The Citigroup Pension Plan. The purpose of this broad-based, tax-qualiﬁed retirement plan is to provide retirement income on a tax-deferred basis to all eligible U.S. employees. Effective December 31, 2006, The Citigroup Pension Plan was closed to new members and generally ceased beneﬁt accruals effective December 31, 2007. Mr. Corbat, Mr. Gerspach, and Mr. Forese are eligible for beneﬁts under this plan. Mr. Corbat’s and Mr. Forese’s entire beneﬁts are cash balance beneﬁts, and Mr. Gerspach accrued a cash balance beneﬁt from 2000 through 2007.

The Citigroup Pension Plan cash balance beneﬁt is expressed as a hypothetical account balance. Prior to January 1, 2008, the plan generally provided for the annual accrual of beneﬁt credits for most of the covered population, including the covered named executive ofﬁcers, at a rate between 1.5% and 6% of eligible compensation; the beneﬁt credit rate increased with age and service. Eligible compensation generally included base salary and incentive awards, but excluded compensation payable after termination of employment, certain non-recurring payments, and other beneﬁts. Annual eligible compensation was limited by the Code to $225,000 for 2007 (the ﬁnal year of cash balance beneﬁt accrual). Interest credits continue to be applied annually to each participant’s account balance; these credits are based on the yield on 30-year Treasury bonds (as published by the Internal Revenue Service).

Prior to 2000, Mr. Gerspach accrued a beneﬁt under the Citibank Retirement Plan formula, which is a component of The Citigroup Pension Plan. That formula generally provided for an annual beneﬁt of 2% of annual average compensation per year of service for up to 30 years of credited service plus 0.75% of average annual compensation for up to an additional ﬁve years of credited service, reduced by an offset based on an estimated Social Security beneﬁt. Annual compensation included base salary and excluded bonus and incentive pay, and average annual compensation was the average of the ﬁve highest years of annual compensation out of the ﬁnal 10 annual computation periods. Annual compensation was also subject to limits imposed by the Code.

Beneﬁts under The Citigroup Pension Plan are payable in annuity form or in other optional forms. The beneﬁts of Mr. Corbat, Mr. Gerspach, and Mr. Forese are payable in lump sum form after termination of employment; however, a portion of Mr. Forese’s beneﬁt is not available as a lump sum unless his employment with Citi terminates after he attains age 55 with at least 10 years of service.

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The Citigroup Pension Plan’s normal retirement age is 65. The portion of an eligible participant’s beneﬁt determined under the Citibank Retirement Plan formula may be paid upon early retirement, which is deﬁned for this purpose as the ﬁrst day of the month after the later of the participant’s 55th birthday or the date on which the participant completes a year of service (as deﬁned in the plan). Mr. Gerspach has attained eligibility for early retirement, and there would be no reduction in his beneﬁts attributable to early retirement under the terms of the plan because he attained age 60 while employed.

Supplemental ERISA Compensation Plan of Citibank, N.A. and Afﬁliates (Pay Cap Plan). The Pay Cap Plan is an unfunded, nonqualiﬁed deferred compensation plan. The Pay Cap Plan provided beneﬁts not otherwise provided under The Citigroup Pension Plan because of limits imposed by the Code on eligible pay and beneﬁts. To the extent that a participant’s beneﬁt was determined under the cash balance formula in The Citigroup Pension Plan, eligible compensation under the Pay Cap Plan was limited to $500,000 beginning January 1, 2000. Future beneﬁt accruals under the Pay Cap Plan ceased effective January 1, 2002 for most participants in the plan, including Mr. Gerspach. Beneﬁts under the Pay Cap Plan are payable at the same time as beneﬁts are payable under The Citigroup Pension Plan; accordingly, Mr. Gerspach is eligible for early retirement and immediate commencement under the Pay Cap Plan.

2015 Nonqualiﬁed Deferred Compensation

Name and Plan	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Michael Corbat
Capital Accumulation Program	$0	$0	$(329,832)	$2,084,702	$953,281
John Gerspach
Capital Accumulation Program	$0	$0	$(120,159)	$642,674	$699,072
Citicorp Deferred Compensation Plan	$0	$0	$(9,214)	$0	$1,419,133
Stephen Bird	–	–	–	–	–
Don Callahan
Capital Accumulation Program	$0	$0	$(329,832)	$2,084,702	$953,281
James Forese
Capital Accumulation Program	$0	$0	$(280,190)	$1,498,599	$1,630,109

In accordance with SEC rules, none of the amounts reported above as “Aggregate Earnings in Last Fiscal Year” are reported in the 2015 Summary Compensation Table. The awards shown in the “Aggregate Balance at Last Fiscal Year End” column in respect of the Capital Accumulation Program for Mr. Corbat, Mr. Gerspach, and Mr. Callahan were previously disclosed in the 2012 Summary Compensation Table. None of the other amounts in the “Aggregate Balance at Last Fiscal Year End” column were required to be disclosed under any other tables.

Set forth below is additional information on awards shown in the 2015 Nonqualiﬁed Deferred Compensation Table.

Capital Accumulation Program. For many years, Citi has provided that a percentage of annual incentive awards must be made in the form of restricted or deferred stock under the Capital Accumulation Program. Under Capital Accumulation Program rules in effect before 2013, the shares were delivered in four equal annual installments beginning on January 20 of the year following the year of grant, but had no performance-based vesting provisions. Employees who meet the Rule of 60 as described on page 79 are considered to be vested in these Capital Accumulation Program awards for purposes of the 2015 Nonqualiﬁed Deferred Compensation Table. Accordingly, these Capital Accumulation Program awards are reported in the above table as “nonqualiﬁed deferred compensation.” Because Mr. Bird has not attained the Rule of 60, his Capital Accumulation Program awards are not considered to be “nonqualiﬁed deferred compensation” and are disclosed in other tables.

The table shows the aggregate realized or unrealized gains and losses on applicable Capital Accumulation Program shares held by each named executive ofﬁcer in the “Aggregate Earnings” column. The “Aggregate Withdrawals/Distributions” column shows applicable Capital Accumulation Program shares that were

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COMPENSATION TABLES

delivered to each named executive ofﬁcer during 2015. The “Aggregate Balance at Last Fiscal Year End” column shows the year-end value of each executive’s undelivered applicable Capital Accumulation Program shares.

Citicorp Deferred Compensation Plan. Mr. Gerspach participates in the Citicorp Deferred Compensation Plan, which was closed in 2001 and provided for mandatory and voluntary deferrals of compensation from 1996 through 2000 for employees of Citicorp. All mandatory deferrals under the Citicorp Deferred Compensation Plan have been distributed to participants, but voluntary deferrals are notionally invested at the participant’s election in one of six pre-determined investment alternatives. Participants may change investment elections up to four times per year. All amounts deferred under the Citicorp Deferred Compensation Plan are fully vested and are distributed in a lump sum or installments at the participant’s election upon termination at or after the attainment of age 55.

Potential Payments upon Termination or Change of Control

General policies. Citi does not routinely provide guaranteed levels of severance or change of control agreements, and none of the named executive ofﬁcers have individually negotiated separation arrangements. No executive is entitled to a grant of any additional equity or cash awards in connection with his termination of employment.

Potential Payments Table. Set forth below is a table showing the estimated value of awards reported as equity awards in the Compensation Tables and deferred cash awards that would have been delivered over time to each named executive ofﬁcer, had the applicable termination or other event occurred on December 31, 2015, assuming that all vesting and performance conditions are satisﬁed. In developing these estimates, the closing price of Citi’s common stock on December 31, 2015 ($51.75) was used. The awards reported in the Potential Payments Table as equity awards are performance share unit awards and deferred stock awarded under the Capital Accumulation Program.

Name	Change of Control of Citigroup	Termination for Gross Misconduct	Involuntary Termination not for Gross Misconduct	Voluntary Resignation or Retirement, if Not Forfeited(1)	Death or Disability
Michael Corbat
Equity awards	$0	$0	$17,932,619	$17,932,619	$17,932,619
Deferred cash awards	$0	$0	$644,882	$644,882	$644,882
John Gerspach
Equity awards	$0	$0	$10,568,851	$10,568,851	$10,568,851
Deferred cash awards	$0	$0	$472,914	$472,914	$472,914
Stephen Bird
Equity awards	$0	$0	$10,009,901	$10,009,901	$10,009,901
Deferred cash awards	$0	$0	$1,559,015	$1,559,015	$1,559,015
Don Callahan
Equity awards	$0	$0	$10,496,401	$10,496,401	$10,496,401
Deferred cash awards	$0	$0	$644,882	$644,882	$644,882
James Forese
Equity awards	$0	$0	$17,237,823	$17,237,823	$17,237,823
Deferred cash awards	$0	$0	$3,299,148	$3,299,148	$3,299,148

(1)

Mr. Corbat, Mr. Gerspach, Mr. Callahan, and Mr. Forese have attained years of age and service sufﬁcient to satisfy the Rule of 60 as described on page 79. As a result, their awards disclosed in the Potential Payments Table may vest on schedule after voluntary resignation or retirement if the executive is not employed by a “signiﬁcant competitor;” the executive forfeits the awards if he is employed by a “signiﬁcant competitor.” Mr. Bird has not attained years of age and service sufﬁcient to satisfy the Rule of 60. Therefore, if Mr. Bird were to resign voluntarily, he would forfeit his unvested deferred awards, unless he becomes employed in an “alternative career.” Under the “alternative career” provisions of Citi’s Capital Accumulation Program and deferred cash awards available to over 7,800 employees globally, employees may continue to vest in their deferred awards if they resign from Citi for full-time employment in government or at a charitable organization or to teach full-time at an educational institution.

Each of the awards reﬂected in the Potential Payments Table is described in more detail in the discussion following the 2015 Grants of Plan-Based Awards Table and remains subject to clawbacks and performance conditions during the vesting periods. Unless the awards are forfeited, the awards shown in the Potential Payments Table vest on schedule following termination of employment and do not accelerate by their terms except in the case of death. The Potential Payments Table includes the value of outstanding performance share

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units assuming that relative total shareholder return, average return on assets, and the Citi common stock price at December 31, 2015 remain constant through the end of the applicable performance periods.

“Double trigger” change of control requirement. Citi’s 2014 Stock Incentive Plan and its predecessor, the 2009 Stock Incentive Plan, have a “double trigger” requirement; the plans provide that an involuntary termination of employment must occur as a result of a change of control of Citi before any vesting of equity awards may occur in connection with the change of control. In addition, the Compensation Committee has a policy that equity awards granted to executive ofﬁcers will not be accelerated solely by reason of a change of control of Citigroup Inc.

Other awards. Additional vested awards that may be delivered following termination of employment are disclosed in the “Aggregate Balance at Last Fiscal Year End” column in the 2015 Nonqualiﬁed Deferred Compensation Table. The intrinsic values of stock options that were vested on December 31, 2015 are excluded from the Potential Payments Table.

Management Analysis of Potential Adverse Effects of Compensation Plans

Management believes that, in order to give rise to a material adverse effect on Citi, a compensation plan must either (i) itself be of sufﬁcient size to be material to Citi; or (ii) motivate individuals at Citi who are in a position to have a material impact on Citi to behave in a manner that is materially adverse to Citi. In addition to its sound executive compensation policies, Citi has adopted multiple coordinated strategies to reduce the risk of material adverse effects to the franchise through the design and administration of its incentive compensation programs, including those applicable to the named executive ofﬁcers. During 2015, Citi continued its efforts to align its processes with the U.S. Interagency Guidance on Sound Incentive Compensation Policies and the Financial Stability Board’s Principles for Sound Compensation Practices. Citi’s approach to risk and incentive compensation plans is detailed on pages 72-73 of the Compensation Discussion and Analysis. On the basis of the foregoing analysis, management has concluded that Citi’s compensation plans are not reasonably likely to have a material adverse effect on Citi.

Proposal 4: Approval of Additional Authorized Shares under the Citigroup 2014 Stock Incentive Plan

The Compensation Committee has recommended, and the Board has unanimously approved, an amendment to the Citigroup 2014 Stock Incentive Plan (the 2014 Plan), which would increase the authorized number of shares available for grant by 20 million. The amendment would become effective on April 26, 2016, if approved by stockholders at our Annual Meeting.

At the 2014 Annual Meeting, stockholders approved the 2014 Plan, including an initial authorization of 52 million shares. This initial authorization had been previously approved by stockholders and was rolled over from the expiring Citigroup 2009 Stock Incentive Plan; no additional shares were requested at our 2014 Annual Meeting. Stockholders approved a 20 million share increase in the number of authorized shares at our 2015 Annual Meeting, and we are currently asking for stockholder approval of another 20 million authorized shares. For several years, we have consistently communicated our approach on share authorizations, which is to request increases only as needed to support grant activity for at least one year. Accordingly, we expect to continue our practice of asking stockholders to approve additional share authorizations as frequently as annually. The discussion of the 2014 Plan that follows is qualiﬁed in its entirety by the description and full terms of the 2014 Plan that are included as part of Annex B of this Proxy Statement.

Why Should You Vote FOR Approval of Additional Shares under the 2014 Plan?

Pursuant to NYSE rules, Citi and other companies are generally not permitted to grant shares of common stock as compensation except pursuant to a plan approved by stockholders. The Board recommends a vote FOR the

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amendment to increase authorized shares under the 2014 Plan because the amendment will allow Citi to achieve important business objectives in ways that are consistent with stockholder interests.

•
Equity compensation facilitates alignment of employee and stockholder interests. Our Compensation Philosophy reﬂects our belief that equity compensation is a critical means of aligning the interests of employees with those of stockholders. Citi’s equity awards are used as a vehicle to defer substantial portions of annual incentive awards, generally over periods of three or four years, for thousands of employees worldwide. More than 7,800 employees in more than 80 countries were awarded shares of Citi common stock under the 2014 Plan as part of their annual incentive awards for 2015.

•
The 2014 Plan has key features that serve stockholder interests. The 2014 Plan does not have an “evergreen” feature, has a minimum vesting requirement, does not allow liberal share recycling, has prohibitions on option repricing and reload options, and has restrictive change of control provisions, described in more detail below.

•
Citi follows prudent equity award practices. Citi has had share buyback programs to offset the dilution from equity compensation and in 2016, resumed its practice of settling awards solely with treasury stock. Citi also favors the grant of “full value” awards and follows multiple other practices consistent with the prudent use of equity, as described in more detail below.

•
Equity compensation is necessary to comply with regulatory requirements. The Financial Stability Board has issued Principles for Sound Compensation Practices, which have been implemented by bank regulators in the U.S. and other key countries in which Citi does business. Those principles provide that a substantial portion of variable compensation awarded to senior executives and other employees whose actions have a material impact on the risk exposure of Citi should be awarded in shares or share-linked instruments. Equity compensation awards enable compliance with these existing regulatory requirements, and it is possible that future legislative or regulatory actions could further increase the regulatory need for equity compensation.

Key Features of the 2014 Plan

The following features of the 2014 Plan protect the interests of our stockholders:

•
No “evergreen” feature. The 2014 Plan has a ﬁxed number of shares available for grant that will not automatically increase because of an “evergreen” feature.

•
Minimum vesting requirement. Under the 2014 Plan, three-year minimum vesting requirements will apply to at least 90% of the shares that may be granted subject to any type of award, including options and stock appreciation rights (SARs), except in certain limited circumstances, or when awards are subject to performance conditions based on a performance period of at least one year. The Compensation Committee may award up to 10% of the authorized shares without regard to minimum vesting periods; such shares would be granted primarily for recruitment and retention purposes, or when necessary or appropriate to comply with regulatory requirements or guidance, and to Directors.

•
No discounted options or SARs. Under the 2014 Plan, option or SAR exercise prices must be at least 100% of fair market value on the date an option or SAR is granted or at least 125% of fair market value if the option or SAR is to be considered an award subject to a performance condition based on premium pricing.

•
No repricings or cash buyouts. The 2014 Plan includes a blanket prohibition against repricing, including a prohibition of cash buyouts of out-of-the-money options or SARs, whether granted under the 2014 Plan or any other plan, without stockholder approval. For these purposes, a “repricing” also includes substituting a stock award for an out-of-the-money option or SAR.

•
A prohibition against reload option grants. Reload options are additional options that are granted automatically upon the exercise of the previously granted options; options granted under the 2014 Plan may not include a reload feature.

•
No liberal share “recycling.” The 2014 Plan includes a prohibition against re-granting shares withheld or tendered to pay option exercise prices, repurchased by the Company with option exercise proceeds, or

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STOCK PLAN AMENDMENT

withheld or tendered to satisfy tax withholding obligations on any award (including stock awards, options, and SARs). Also, shares of stock subject to SARs that are not issued on settlement may not be re-granted.

•
Restricted dividend equivalents on performance vesting shares. The 2014 Plan permits payment of dividend equivalents on shares subject to a performance vesting condition only if and when the underlying shares vest. The 2014 Plan also prohibits the payment of dividend equivalents on shares subject to outstanding options and SARs.

•
A “double trigger” change of control provision. The 2014 Plan requires that participants must experience an involuntary termination of employment for an award to vest as a result of a change of control of Citigroup Inc.

•
No liberal deﬁnition of change of control. The 2014 Plan deﬁnes a “change of control” of Citigroup Inc. to mean (i) a person acquiring direct or indirect beneﬁcial ownership of Citigroup Inc. securities representing 30% or more of the combined voting power of then outstanding securities of Citigroup Inc.; (ii) speciﬁed changes in the majority of the Board (not including the election of Directors whose election or nomination was approved by a majority of the then incumbent Board); (iii) a sale, transfer, or distribution of all or substantially all of the assets of Citigroup Inc., or a dissolution or liquidation of Citigroup Inc.; or (iv) consummation of a reorganization, merger, consolidation, or other corporate transaction that results in stockholders of Citigroup Inc. not owning more than 50% of the combined voting power of Citigroup Inc. or other corporation resulting from the transaction.

•
No excise tax gross-ups. The 2014 Plan does not provide for excise tax gross-ups in the event of a change of control of Citigroup Inc., and Citi does not have any agreements with any executive that provide for such tax beneﬁts.

•
Administration by an independent committee. The 2014 Plan is administered by the Compensation Committee, which is comprised entirely of independent directors.

Citi’s Prudent Equity Award Practices

Citi’s equity award practices include the following:

•
Share buybacks to offset dilution from equity compensation programs. In 2015, Citi started the meaningful return of capital to stockholders ($5.9 billion in the form of common stock repurchases and dividends). This action follows two common stock repurchase programs of $1.2 billion each announced in 2014 and 2013, which were intended to offset estimated dilution created by Citi’s annual incentive compensation grants.

•
No acceleration of vesting on change of control. In addition to the “double trigger” feature of the 2014 Plan, the Compensation Committee has adopted a policy afﬁrming that no deferred incentive awards to executive ofﬁcers will vest solely by reason of a change of control of Citigroup Inc.

•
Use of “full-value” awards. Our equity programs favor the use of “full-value” awards (as opposed to “appreciation” awards, such as stock options). This can mitigate the potential dilutive effect of equity compensation, because the same value can be delivered in the form of a stock award using fewer shares than would be needed if delivered in the form of a stock option. Although stock options may continue to be used as an incentive vehicle in some circumstances, Citi has not granted employee options as part of its annual incentive award process since 2008. See Annex B for tabular information on our “overhang” and “run rate.”

•
All deferred equity awards have clawbacks. Citi’s equity awards are subject to one or more clawbacks that provide for cancellation in a range of circumstances. Speciﬁcally, all unvested equity awards are cancelled if an employee (i) received an award based on materially inaccurate publicly reported ﬁnancial statements; (ii) knowingly engaged in providing materially inaccurate information relating to publicly reported ﬁnancial statements; (iii) materially violated any risk limits established or revised by senior management and/or risk management; or (iv) engaged in gross misconduct. Additional clawback provisions apply to certain equity awards made to employees subject to regulation in the U.K. and other countries in the European Union.

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•
Multi-year vesting periods; no time-based vesting for awards to executives. Citi’s deferred stock awards generally vest over a period of four years. Citi does not award time-based vesting awards to its executive ofﬁcers. Deferred stock awards currently awarded to executive ofﬁcers have a performance-based vesting condition that automatically reduces the amount of an award at each vesting date if a speciﬁed business unit has a pre-tax loss during the preceding year.

•
Stock ownership commitment. Under our long-standing stock ownership commitment, executive ofﬁcers are generally required to hold at least 75% of the net after-tax shares acquired through Citi’s incentive compensation programs as long as they are executive ofﬁcers.

•
Post-employment stock holding requirement. In addition to the stock ownership commitment, effective January 1, 2013, executive ofﬁcers are required to retain at least 50% of the shares subject to the stock ownership commitment for one year after ceasing to be an executive ofﬁcer, as a result of leaving Citi employment or otherwise.This requirement is responsive to proposals Citi has received in recent years from stockholders and further aligns the interests of executive ofﬁcers with those of stockholders.

•
No history of repricings. Citi does not have a history of option repricings (regardless of whether stockholders have approved the repricing).

•
Equity pay mix. Under our current executive compensation practices, 50% of the deferred portion of named executive ofﬁcer incentive compensation is payable in deferred stock with performance-based vesting features, and 50% is payable in performance share units that are paid in cash with a value linked to the value of Citi common stock. This practice links all named executive ofﬁcer deferred compensation to the value of Citi common stock, yet limits the use of shares under the 2014 Plan.

The following table reﬂects the number of shares and options awarded under the 2014 Plan during calendar year 2015. The table does not include any information on future awards under the 2014 Plan or beneﬁts to any person from the proposed amendment to increase the number of shares authorized for grant under the 2014 Plan. Future awards are not determinable.

New Plan Beneﬁts Table

Name and Position	Number of Shares	Number of Options
Michael Corbat, CEO, Director, and Director Nominee	68,222	0
John Gerspach, CFO	41,526	0
Stephen Bird, CEO, Global Consumer Banking	44,642	0
Don Callahan, Head of Operations & Technology	40,043	0
James Forese, President, Citi; CEO, Institutional Clients Group	77,269	0
Executive Group(1)	538,998	0
Non-Executive Director Group	33,262	0
Non-Executive Ofﬁcer Employee Group	17,658,018	0

(1)	Includes the named executives above.

Through February 29, 2016, no individual has been granted any options under the 2014 Plan, including the named executive ofﬁcers, other executive ofﬁcers, other employees, current Directors and/or nominees who are not executive ofﬁcers, and any associate of a Director, Director nominee, or an executive ofﬁcer. As of February 29, 2016, no single person has received or is to receive as much as ﬁve percent of the options, warrants, or rights granted or that may be granted under the 2014 Plan.

Additional information on our equity plans and grant practices can be found elsewhere in this Proxy Statement in Annex B and the Compensation Discussion and Analysis and in Note 7 to the ﬁnancial statements contained in Citigroup’s 2015 Annual Report on Form 10-K.

Annex B includes a summary of the 2014 Plan and the text of the 2014 Plan. You should refer to Annex B for more information about the features of the 2014 Plan and a complete understanding of this Proposal.

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BOARD RECOMMENDATION

The Board recommends that you vote FOR approval of the amendment to the Citigroup 2014 Stock Incentive Plan increasing the number of authorized shares, as described in Proposal 4.

Proposal 5: Approval of the Amended and Restated 2011 Citigroup Executive Performance Plan

Citi maintains the 2011 Citigroup Executive Performance Plan (the Executive Plan) as a means of providing certain executive ofﬁcers with incentive compensation that is intended to be deductible by Citi for U.S. federal income tax purposes, pursuant to the requirements of Section 162(m) of the Internal Revenue Code. The Executive Plan was approved by stockholders on April 21, 2011, and an amended and restated version of the Executive Plan is being submitted to stockholders for approval at the 2016 Annual Meeting in accordance with the terms of the Executive Plan and an Internal Revenue Code requirement to have Executive Plan goals approved by stockholders at least once every ﬁve years. The Compensation Committee and the Board have unanimously recommended that stockholders approve the amended and restated Executive Plan at our 2016 Annual Meeting.

The Executive Plan allows the Compensation Committee to establish annual performance periods and performance goals for eligible executives based on one or more metrics listed in the Executive Plan. The Executive Plan also allows the Compensation Committee to exercise negative discretion to reduce incentive compensation awards from the maximum award generated by attainment of any performance goal. In practice and as previously disclosed in our Proxy Statements, each eligible participant’s performance goal under the Executive Plan has been established each year as 0.2% of the pre-tax earnings, or income from continuing operations before taxes, of Citicorp. The maximum individual award under the terms of the Executive Plan is also 0.2% of the pre-tax earnings of Citicorp. Each year, the Compensation Committee has consistently exercised its negative discretion to award less than the maximum award for each executive; the Compensation Committee has no discretion to increase the amount of the award.

The Compensation Committee expects to continue these practices if the amended and restated Executive Plan is approved by stockholders, with one modiﬁcation. The maximum individual award under the terms of the Executive Plan would be 0.2% of the pre-tax earnings of Citigroup (and not Citicorp), such that the results of Citi Holdings would be included instead of excluded in the determination of the maximum award. The Compensation Committee expects to continue basing the performance goal for each eligible executive on the maximum award and to continue exercising negative discretion to reduce the award.

The proposed change aligns the Executive Plan with Citi’s current business structure. Citi Holdings was created to hold the businesses and portfolios of assets that were not central to Citi’s core businesses, thereby facilitating executive and investor focus on Citi’s core ongoing businesses as well as on the disposition of Citi Holdings assets. As Citi Holdings constituted just 4% of Citigroup’s total GAAP assets at December 31, 2015, Citi believes that inclusion of Citi Holdings in Executive Plan metrics better aligns executive incentives with Citi’s present strategy for the future.

The discussion that follows is qualiﬁed in its entirety by the description and full terms of the amended and restated Executive Plan that are included as part of Annex C of this Proxy Statement.

Why Should You Vote FOR Approval of the Amended and Restated Executive Plan?

You should vote FOR approval of the amended and restated Executive Plan because the Executive Plan will enable Citi to claim a deduction for federal income tax purposes for performance-based compensation paid to Citi’s named executive ofﬁcers. Compensation in excess of $1 million paid to named executive ofﬁcers, other than the CFO, is generally not deductible unless it is paid under a stockholder-approved plan complying with Section 162(m) of the Internal Revenue Code. As such, plans such as the Executive Plan that are intended to

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comply with Section 162(m) are standard features of executive compensation programs at U.S. public companies in the ﬁnancial services industry and in other industries.

Key Features of the Amended and Restated Executive Plan

The following features of the amended and restated Executive Plan protect the interests of our stockholders:

•
Listed set of objective performance targets. The amended and restated Executive Plan provides that the Compensation Committee must select an objective performance goal for each performance period. Performance goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or a percentage of: revenue, revenue or product growth, net income (pre- or after-tax), proﬁts (pre-tax or after-tax), earnings, earnings before or after deduction for all or any portion of interest or taxes or depreciation/ amortization, earnings per share, stockholders’ equity or return on stockholders’ equity, assets or return on assets, return on risk-adjusted assets, capital or return on capital, return on risk capital, book value or book value per share, economic value-added models or equivalent metrics, operating income, pre- or after-tax income, expenses or reengineering savings, margins, cash ﬂow or cash ﬂow per share, stock price, total shareholder return, market share, debt reduction, or regulatory achievements. Performance goals may be based on the performance of Citi, any of its afﬁliates, any branch, department, business unit or other portion of Citi and/or upon a comparison of such performance with the performance of a peer group of companies, prior performance periods, or other measures selected or deﬁned by the Compensation Committee at the time of establishment of the performance goals.

•
Maximum award amount. The amended and restated Executive Plan establishes a limit on the annual beneﬁt available to each executive, which is 0.2% of Citigroup’s pre-tax earnings.

•
Use of negative discretion. In each of the last ﬁve years since the beginning of the Executive Plan, the Compensation Committee has exercised negative discretion and awarded to each executive an amount less than the maximum award allowable under the Executive Plan for the relevant year.

•
Clawbacks. Awards under the amended and restated Executive Plan must include the Citi Clawbacks, as described on page 73.

The following table reﬂects the awards granted on February 16, 2016 under the Executive Plan for performance in 2015. Performance share unit awards are included in the table at the maximum award level, assuming that the highest performance levels are achieved. The table does not include any information on future awards under the amended and restated Executive Plan because future awards are not determinable. The amounts listed in the table are less than the maximum award that was generated by Citi’s attainment of the 2015 performance goal; the maximum award that could have been made to each eligible executive for 2015 performance was $45.5 million.

New Plan Beneﬁts Table

Name and Position	2015 Plan Award (including performance share units at maximum level)
Michael Corbat, CEO, Director and Director Nominee	$17,250,000
John Gerspach, CFO	$9,775,000
Stephen Bird, CEO, Global Consumer Banking	$9,199,687
Don Callahan, Head of Operations & Technology	$7,820,000
James Forese, President, Citi; CEO, Institutional Clients Group	$17,828,781
Executive Group(1)	$111,302,535
Non-Executive Director Group	$0
Non-Executive Ofﬁcer Employee Group	$0

(1)	Includes the named executives above.

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EXECUTIVE PERFORMANCE PLAN

Annex C includes a summary of the amended and restated Executive Plan and the Executive Plan document. You should refer to Annex C for more information about the features of the Executive Plan and a complete understanding of this Proposal.

The Board recommends that you vote FOR approval of the Amended and Restated 2011 Citigroup Executive Performance Plan, as described in Proposal 5.

STOCKHOLDER PROPOSALS

Citi makes every effort to be responsive to concerns expressed by our stockholders by engaging in dialogues, participating in issuer/investor working groups and adopting policies or initiatives we believe to be in the best interests of all stockholders. In 2016, Citi commenced listing our signiﬁcant trade and business associations on our website in order to provide greater transparency. In 2015 Citi adopted changes to the charter of its Business Practices Committee in response to a stockholder proposal that was then withdrawn. Citi also amended its By-laws to adopt Proxy Access in 2015. In addition, in 2013, the Personnel and Compensation Committee adopted changes to certain of the Company’s compensation practices in response to stockholder proposals: the Committee formalized its practice not to accelerate the vesting of equity awards in the event of a change of control and adopted a post-termination holding period for executive ofﬁcers, requiring them to hold 50% of the shares previously subject to the Stock Ownership Commitment once they cease being executive ofﬁcers of the Company. Over the years, Citi has met with several proponents and other interested parties regarding such issues as gender pay equality, the Company’s response to regulation (Dodd-Frank, credit cards), derivatives, risk management, auditor rotation and trade association payments among others. We encourage our stockholders to communicate with management and the Board. Any stockholder wishing to communicate with management, the Board or an individual Director should send a request to the Corporate Secretary as described on page 24 in this Proxy Statement.

Proposal 6

Trillium Investments c/o Louise Rice, 60 South Street, Suite 1100, Boston, Massachusetts 02111, has submitted the following proposal for consideration at the Annual Meeting:

Whereas:

The median income for a woman working full time in the United States is reported to be 78 percent of that of their male counterparts. This gap has largely remained ﬂat over the past decade.

The ﬁnancial services sector is routinely found to have one of the widest gaps in pay by gender relative to other parts of the economy. Despite women making up nearly one third of the ﬁnancial services workforce, women on average earn less than their male colleagues.

The persistence of gender pay disparity is evident through the numerous lawsuits brought at major ﬁnancial services ﬁrms. Companies like Morgan Stanley, Wells Fargo, Bank of America, and even Citigroup have all settled gender discrimination lawsuits ranging from $32 - $46 million. These lawsuits are costly to the company and costly to shareholders. By publicly discussing and examining gender pay within the company, Citigroup can reduce its risk of gender bias problems and subsequently potentially costly lawsuits.

A large body of evidence suggests that diversity leads to better performance. Consulting ﬁrm McKinsey & Company has found companies with highly diverse executive teams had higher returns on equity and earnings performance than those with low diversity. A May 2014 study from University of Castilla La Mancha found gender diverse teams were better at driving “radical innovation”. While advancing women to executive roles is important in addressing gender diversity, compensating women fairly relative their male counterparts is also key.

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PROPOSAL 6

Last year PricewaterhouseCoopers voluntarily released its gender pay gap in Britain. The analysis showed that most of its 15.1 percent pay disparity reﬂected a lack of women in senior jobs. Consequently the ﬁrm focused on whether it was promoting fairly. In 2013, the grade just below partner was 30 percent female, yet only 16 percent of those promoted to partner were women.

Companies may also face regulatory risk related to pay parity. The Paycheck Fairness Act of 2014 is pending before Congress to improve company-level transparency and strengthen penalties for equal-pay violations. President Obama has signed an executive action requiring companies who do business with the federal government to report pay data by gender and race to the Department of Labor.

The potential cost savings of closing the gender wage gap are enormous. About 20 percent of large companies now train employees to recognize unconscious bias, spending billions of dollars to try to stamp out unintentional discrimination yet performing a salary analysis is less expensive and potentially more effective. Evidence suggests that less secrecy about pay results in greater employee loyalty and lower turnover. Additionally, Citigroup may enjoy a competitive edge in hiring employees who know they will be fairly compensated regardless of their gender.

Resolved: Shareholders request Citigroup prepare a report by September 2016, omitting proprietary information and prepared at reasonable cost demonstrating the company does not have a gender pay gap.

Management Comment

Summary

Gender equality is very important to Citi and is a primary area of focus within our diversity and inclusion strategy. Citi promotes a work environment where diversity is embraced, and where our employees’ differences are respected and valued. Over the years, we have encouraged diversity at all levels of our company. We review our progress, including in an annual meeting with the full Citi’s Board of Directors, and participate in benchmark studies, such as the McKinsey 2015 Women in the Workplace Study of sixty companies, to continuously assess and reﬁne our diversity and inclusion practices to foster stronger outcomes. Meetings with senior management women in various locations throughout the year, hosted by our female board members, are among actions taken by Citi’s board to better understand our employees’ experiences.

Important Points to Consider

•
The information disclosed in Citi’s Annual Diversity Report published by the Company on an annual basis includes detailed information on our workforce demographics and provides additional information on our comprehensive diversity and inclusion efforts. The Annual Diversity Report provides information that is more meaningful for shareholders than the analysis requested in this proposal. For copies of the current and previous annual reports and for more information about Citi’s diversity initiatives, please visit our website at http://www.citigroup.com/citi/diversity/.

•
Citi's published Compensation Philosophy shows that the objectives of our compensation programs are designed to address the risks mentioned by the proponent. Please visit our website http://www.citigroup.com/citi/investor/corporate_governance.html to review the policy. Through our compensation programs, we strive to: attract and retain the best talent to lead Citi to success; align compensation programs, structures and decisions with shareholder and other stakeholder interests; reinforce a business culture based on the highest ethical standards; manage risks to Citi by encouraging prudent decision-making; and reﬂect regulatory guidance in compensation programs.

•
One of the initiatives developed by Citi is the CEO scorecard, applicable to more than 500 senior managers, which includes a diversity measure on how we are ﬁlling our senior opportunities at the Director and above levels. Each quarter we track how many opportunities existed, whether there were multiple candidates considered, and whether women, and in the U.S., racial/ethnic minorities, were included as candidates. Since we started this practice in 2013, the percentage of diverse candidate slates has increased signiﬁcantly from 58% of the opportunities in 2013 to 70% in 2014.

•
Beginning in 2016, we are expanding the practice of creating diverse interview panels, currently performed in some lines of business, to be applicable to all senior manager roles. Diverse interview

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PROPOSAL 6

panels are a group of individuals, including a diverse membership (women globally; racial/ethnic minorities in the U.S.), designed to foster a broader range of perspectives and mitigate potential biases when interviewing and conﬁrming appointments for senior-level roles. We are hopeful that fostering a common approach to implementing diverse interview panels across Citi will further build our capability in candidate selection and increase our diverse outcomes.

•
Along with our focus on recruitment and selection, through Citi Women, we also offer two leadership programs. Our women’s leadership training program, run by UCLA Anderson School of Management, is designed for high performing female Directors. Our Women Leading Citi program pairs each participating woman with a senior executive sponsor, who works to support her career goals by expanding her professional network and advising her on her development plan. More than 800 women have participated in the combined programs. Additional information on Citi’s Diversity efforts is provided in the Annual Diversity Report, (http://www.citigroup.net/cfy/resources/docs/Diversity%20Final.pdf).

•
Citi continues to actively participate in the U.S. Chapter of the 30% Club, a group of business leaders, including Michael Corbat, who are committed to better gender balance at all levels of their organizations. In addition, Citi recently added two women to our board bringing total representation to 5 women of 16 directors, or 31%.

We remain committed to our ongoing efforts to promote diversity in the workplace and believe we are making demonstrable progress in building a diverse company and compensating our employees based on performance. The proposal calls for the creation of a report that would be costly and time-consuming, and in light of our many efforts in this area, would not offer shareholders meaningful additional information. As such, the Board feels that the proposal would not enhance the Company’s existing commitment to an inclusive culture or meaningfully further its goal and efforts in support of workplace diversity; therefore the Board recommends that you vote AGAINST this Proposal 6.

Proposal 7

CtW Investment Group, 1900 L Street, N.W., Suite 900, Washington, DC 20036, has submitted the following proposal for consideration at the Annual Meeting:

Whereas, we believe in full disclosure of Citigroup’s direct and indirect lobbying activities and expenditures to assess whether Citigroup’s lobbying is consistent with Citigroup’s expressed goals and in the best interests of stockholders.

Resolved, the stockholders Citigroup request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.
2.	Payments by Citigroup used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.
3.	Description of management’s and the Board’s decision making process and oversight for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to speciﬁc legislation or regulation. (b) reﬂects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Citigroup is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Citigroup’s website.

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PROPOSAL 7

Supporting Statement

As stockholders, we encourage transparency and accountability in our company’s use of corporate funds to inﬂuence legislation and regulation, both directly and indirectly. Citigroup spent $11.01 million in 2013 and 2014 on federal lobbying (opensecrets.org). These ﬁgures do not include lobbying expenditures to inﬂuence legislation in states, where Citigroup also lobbies but disclosure is uneven or absent. For example, Citigroup spent $744,000 lobbying in California for 2013 and 2014 (http://cal-access.ss.ca.gov/). Citigroup’s lobbying on derivatives has attracted media scrutiny (“U.S. Banks Moved Billions in Trades beyond CFTC’s Reach,” Reuters, Aug. 21, 2015).

Citigroup is a member of the U.S. Chamber of Commerce, which spent over $124 million lobbying in 2014. Citigroup is also a member of the Business Roundtable, Financial Services Roundtable, and Securities Industry and Financial Markets Association, which together spent $27.4 million on lobbying in 2014. Citigroup prohibits its payments to trade associations from being used for political contributions, but this does not cover payments used for lobbying. This leaves a serious disclosure gap, as trade associations generally spend far more on lobbying than on political contributions. Citigroup does not disclose its trade association memberships, payments or the portions used for lobbying on its website.

Absent a system of accountability and disclosure, corporate assets may be used for objectives that pose risks to the company. For example, Citigroup has a $100 billion environmental ﬁnance goal to address climate change, yet the Chamber is aggressively attacking the EPA on its new Clean Power Plan to address climate change (“Move to Fight Obama’s Climate Plan Started Early,” New York Times, Aug. 3, 2015).

Management Comment

Summary

Citi has a comprehensive system of reporting on Citi’s lobbying activities and political contributions. Citi discloses its lobbying activities as required by law in the more than 30 states in which it is actively engaged in lobbying, and at the federal level. Citi provides access to this information on its website. Moreover, shareholders can access Citi’s ﬁlings under the Lobbying Disclosure Act to view the issues and campaigns that Citi supports through its lobbying efforts. Citi also publishes annually on its website its political contributions made by the Citi Political Action Committees. Finally, Citi lists the names of the signiﬁcant trade and business associations in which it participates. The proposal would be substantively duplicative and technically prohibitive to actually implement.

Important Points to Consider

•
Citi already has in place measures to promote transparency in and oversight of its lobbying and political activity.

➤ First, as required by its Charter, the Nomination, Governance and Public Affairs Committee of Citi’s Board of Directors provides oversight over the Company’s political contributions, trade association activities, and lobbying strategy.

➤ Second, Citi has links on its website to state government websites where its lobbying activities are reported.

➤ Third, Citi discloses all U.S. federal lobbying costs, those paid directly as well as through trade associations, and the issues to which our lobbying efforts relate on a quarterly basis pursuant to reports required by the Lobbying Disclosure Act.

➤ Fourth, Citi posts on its website a list, updated annually, of all corporate political contributions made by Citi as well as contributions made by Citi’s Political Action Committees (PAC). (www.citigroup.com. Click on “About Us,” and then “Corporate Governance.”)

➤ Fifth, to provide more transparency, Citi has posted the names of its signiﬁcant trade and business associations on Citi’s website.

➤ Citi’s Political Activities Statement, which can be found at www.citigroup.com, provides, in addition to the information above, meaningful disclosure about:

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■ Citi’s lobbying policies and procedures including grassroots lobbying – we commit to disclose any grassroots lobbying efforts in which we engage;

■ trade and business association participation;

■ membership in any tax-exempt group that writes and endorses model legislation; and

■ the Board’s oversight of lobbying activities, and political contributions.

•
Citi will not directly or indirectly make payments to independent expenditure campaigns and has procedures in place to prevent such payments from being made.

➤ First, Citi policy prohibits contributions for independent expenditures which means it cannot make such payments directly. “Independent expenditures” are expenditures by an entity other than the political candidate or his or her campaign that support the candidate (or criticize his/her opponent) and are generally made by SuperPACs.

➤ Second, to prevent any indirect funding of SuperPACs, Citi requires, before Citi pays its dues, that trade and business associations attest that they have a process that assures that no funds provided by any Citi entity (whether by way of dues or otherwise) will be used for independent expenditures.

•
Citi engages in lobbying activities on its own behalf and determines on which issues to lobby based on careful consideration of political and legislative matters that may have an impact on Citi. Citi’s lobbying efforts are necessarily focused on issues and positions favored by Citi. While trade and business associations may lobby on behalf of the ﬁnancial industry, this “indirect” lobbying does not necessarily represent Citi’s positions. Attributing these lobbying efforts to Citi’s decision-making would be misleading to shareholders.

•
The report requested by the proposal would be duplicative and is not an effective use of Citi’s resources.

➤ Citi’s current public disclosures, including its political contributions disclosure, the links on its website to disclosures of its state lobbying activities, its disclosures of federal lobbying under the Lobbying Disclosure Act, and the disclosure of its Political Activities Statement provide stockholders with extensive information of the kind in substance requested in the Proposal.

➤ Citi has also successfully passed regular audits by regulatory authorities with lobbying and political contributions oversight, as well as those performed by Citi’s Internal Audit team. In addition, Citi participates in the European Union's voluntary lobbying disclosure registry.

Because it already has extensive disclosure practices pertaining to its political contributions and lobbying activities, disclosures of its political contributions and lobbying expenditures, and a Political Activities Statement outlining its policies and procedures surrounding political and lobbying activities, Citi does not believe the additional disclosure requested by the stockholder proposal would be useful to stockholders. In addition, disclosure of indirect lobbying activities by outside trade associations in itself would not offer stockholders a useful nor clear window into Citi’s approach to lobbying and political activity. The disclosure requested by the Proposal would thus not be an effective use of Citi’s resources or management’s time, nor would it provide stockholders with additional meaningful disclosures; therefore the Board recommends that you vote AGAINST this Proposal 7.

Proposal 8

Bartlett Collins Naylor, 215 Pennsylvania Avenue, S.E., Washington D.C. 20003, has submitted the following proposal for consideration at the Annual Meeting:

“Resolved, that stockholders of Citigroup Corporation urge that:

1.

The Board of Directors should appoint a committee (the ‘Stockholder Value Committee’) composed exclusively of independent directors to address whether the divestiture of all non-core banking business segments would enhance shareholder value.

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PROPOSAL 8

2.

The Stockholder Value Committee should publicly report on its analysis to stockholders no later than 300 days after the 2016 Annual Meeting of Stockholders, although conﬁdential information may be withheld.

3.

In carrying out its evaluation, the Stockholder Value Committee should avail itself at reasonable cost of such independent legal, investment banking and other third party advisers as the Stockholder Value Committee determines is necessary or appropriate in its sole discretion.

For purposes of this proposal, ”non-core banking operations“ means operations that are conducted by afﬁliates other than the afﬁliate the corporation identiﬁes as Citibank, N.A. which holds FDIC Certiﬁcate No 7213.

Supporting Statement

The ﬁnancial crisis that began in 2008 underscored potentially signiﬁcant weaknesses in the practices of large, inter-connected ﬁnancial institutions such as Citigroup. Since the ﬁnancial crash, Citi stock fell from $544 on April 30, 2007, to less than $50 by February 2009. It has remained there—90 percent below pre-crash levels—for six years now. The value of Citi’s assets less liabilities is $220 billion; its stock market value is $162 million. In accounting terms, the ﬁrm is worth more liquidated.

The crisis prompted questions about how to regulate ”too big to fail“ institutions such as Citigroup and about whether it made sense to allow ﬁnancial institutions to engage in both traditional banking and investment banking activities, which had previously been barred by the Glass-Steagall Act.

Congress sought to address these concerns with the Dodd-Frank Act in 2010, which reformed regulation of ﬁnancial institutions.

We are concerned that current law may not do enough to avert another ﬁnancial crisis. Our concern too is that a mega-bank such as Citigroup may not simply be ”too big to fail,“ but also ”too big to manage“ effectively so as to contain risks that can spread across Citi’s business segments. Frauds resulting in more than $7 billion in shareholder-paid ﬁnes suggest management imperfection. Many smaller banks have proven far better investments. Just as in the 2008 crash, shareholders will suffer in the next crash at Citi.

Citigroup founders John Reed and Sanford Weil agree that the largest banks should be broken up.

We therefore recommend that the board act to explore options to split the ﬁrm into two or more companies, with one performing basic business and consumer lending with FDIC-guaranteed deposit liabilities, and the other businesses focused on investment banking such as underwriting, trading and market-making.

We believe that such a separation will reduce the risk of another ﬁnancial meltdown that harms depositors, shareholders and taxpayers alike; in addition, given the differing levels of risk in Citi’s primary business segments, divestiture will give investors more choice and control about investment risks.

Management Comment

Summary

As part of its ﬁduciary obligation to shareholders, Citi’s Board of Directors engages with management in a formal annual review of the Company’s strategy and its execution. In these three-day sessions, the management and the Board consider alternative strategic options for the Company. Over the past several years, the Board has hired several subject matter experts to assist it in determining if the ﬁrm’s chosen strategy was the most likely one to create the best long-term outcomes for our stockholders. Pursuant to its most recent review, and having taken into account changes in the operating environment, the Board remains conﬁdent that the current strategy being executed by the existing management team will yield the best long-term results.

Important Points to Consider

•
Management and the Board’s willingness to take on difﬁcult tasks to further the interest of stockholders should not be in doubt as evidenced by the massive reduction in the assets of Citi Holdings. Originally under the supervision of the disbanded Citi Holdings Oversight Committee and now under the auspices of the Citibank N.A. Board, the Company has exited Citi Holdings’ businesses and assets as quickly as

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practicable in an economically rational manner. Over the course of this extensive process, the Company reduced its Citi Holdings assets from $619 billion in fourth quarter 2008, or approximately 32% of the Company’s total GAAP assets, to $74 billion by the end of fourth quarter 2015, or approximately 4% of the Company’s total GAAP assets. The massive reduction in Holdings’ assets has been accomplished through more than 60 M&A transactions, portfolio sales, portfolio runoff and repayments. As the Company’s Chief Executive Ofﬁcer has aptly stated, the wind-down of Citi Holdings is ”one of the most signiﬁcant transformations ever executed in [the banking] industry.“

•
Citi already provides extensive disclosures regarding its strategy and divestitures in its public ﬁlings, as well as in discussions with investors. Making public the Company’s business information and plans – as called for by this Proposal – would result in our surrender of vital proprietary information. Such disclosure would likely strengthen our competitors’ knowledge of Citi’s businesses and cause great harm to our stockholders.

Citi and its Board regularly review strategic alternatives for maximizing stockholder value. Management, with Board oversight, has continued to divest unproductive assets and to improve the efﬁciency of its core businesses. The main concerns identiﬁed by the Proposal are being addressed and the speciﬁc process envisioned by the Proposal would be duplicative and result in the publication of highly conﬁdential information that would put the Company at a competitive disadvantage. As such, the Board recommends that you vote AGAINST Proposal 8.

Proposal 9

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has submitted the following proposal for consideration at the Annual Meeting:

Proposal 9 – Clawback Amendment

RESOLVED, that shareholders of Citigroup Inc. urge the Board of Directors to amend the General Clawback policy to provide that a substantial portion of annual total compensation of Executive Ofﬁcers, identiﬁed by the board, shall be deferred and be forfeited in part or in whole, at the discretion of Board, to help satisfy any monetary penalty associated with any violation of law regardless of any determined responsibility by any individual ofﬁcer; and that this annual deferred compensation be paid to the ofﬁcers no sooner than 10 years after the absence of any monetary penalty; and that any forfeiture and relevant circumstances be reported to shareholders. These amendments should operate prospectively and be implemented in a way that does not violate any contract, compensation plan, law or regulation.

On July 14, 2014, the Department of Justice ”announced a $7 billion settlement with Citigroup Inc. to resolve… claims related to Citigroup’s conduct in the…issuance of residential mortgage-backed securities (RMBS) prior to Jan. 1, 2009. The resolution includes a $4 billion civil penalty – the largest penalty to date under the Financial Institutions Reform, Recovery and Enforcement Act (FIRREA).…Citigroup acknowledged it made serious misrepresentations to the public.“ This monetary penalty was borne by Citi shareholders who were not responsible for this unlawful conduct. Citi employees committed these unlawful acts. They did not contribute to this penalty payment, but instead undoubtedly received bonuses.

In 2014, Citi reﬁned its clawback policies. In addition to recouping incentive compensation for employees who violate the law, the Compensation Committee ”may also cancel awards if an employee failed to supervise individuals who engaged in such behavior.“

This reﬁnement is welcome. It reﬂects that the Board agrees that compensation serves as an appropriate tool for deterrence and that restrictions should apply more broadly than simply to those determined to have violated the law. We believe the further reﬁnement in our resolution can help strengthen Citi’s policy by making compliance with the law a group concern.

President William Dudley of the New York Federal Reserve outlined the utility of what he called a performance bond. ”In the case of a large ﬁne, the senior management…would forfeit their performance bond.…Each individual’s ability to realize their deferred debt compensation would depend not only on their own behavior, but also on the behavior of their colleagues. This would create a strong incentive for individuals to monitor the

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PROPOSAL 9

actions of their colleagues, and to call attention to any issues.…Importantly, individuals would not be able to “opt out” of the ﬁrm as a way of escaping the problem. If a person knew that something is amiss and decided to leave the ﬁrm, their deferred debt compensation would still be at risk.“

The statute of limitations under the FIRREA is 10 years, meaning that annual deferral period should be 10 years.

Please vote to protect shareholder value:

Clawback Amendment – Proposal 9

Management Comment

Summary

Citi’s existing clawback policies address the objectives sought by the Proponent and are in fact broader than the changes called for by the proposal. For example, the proposal would impose clawbacks only for ”monetary penalties associated with any violation of law.“ Citi’s current clawback policies do not require as a prerequisite to a clawback a ”penalty“ or a ”violation of law.“ Clawbacks under Citi’s existing policies may be imposed in instances of materially imprudent judgment that caused harm to any of Citi’s business operations or that resulted or could result in regulatory sanctions. In addition, implementing the proposal’s request to pay deferred compensation no sooner than 10 years after the absence of any monetary penalty and to permit the forfeiture of such compensation irrespective of the culpability of an executive ofﬁcer would severely impair Citi’s ability to attract and retain talented executive ofﬁcers as such terms and conditions are not currently in place at peer companies, are not required by applicable law or regulatory policy, and would make employment at Citigroup signiﬁcantly less appealing relative to other institutions, both in our industry and outside of it. Adopting a proposal that inhibits Citi’s ability to attract and retain talented executive ofﬁcers would be detrimental to Citi’s long-term business objectives and to its stockholders.

Important Points to Consider

•
Citi’s General Clawback provision provides that the unvested portion of a deferred cash award or a performance share unit award granted to an employee will be canceled if Citi’s Personnel and Compensation Committee (the Committee) determines that such employee:

➤ engaged in behavior constituting misconduct or exercised materially imprudent judgment that caused harm to any of Citi’s business operations, or that resulted or could result in regulatory sanctions (whether or not formalized);

➤ failed to supervise or monitor individuals engaging in, or failed to properly escalate behavior constituting, misconduct in accordance with Citi’s policies regarding the reporting of misconduct, or exercised materially imprudent judgment that caused harm to any of Citi’s business operations; or

➤ failed to supervise or monitor individuals engaging in, or failed to properly escalate, behavior that resulted or could result in regulatory sanctions (whether or not formalized).

•
In addition, all of Citi’s deferred incentive compensation awards are subject to the ”Citi Clawback,“ which requires the forfeiture or cancellation of unvested awards when the Committee determines that an employee received an award based on materially inaccurate publicly reported ﬁnancial statements, knowingly engaged in providing materially inaccurate information relating to publicly reported ﬁnancial statements, materially violated any risk limits established or revised by senior management and/or risk management or engaged in gross misconduct.

•
Citi’s clawback policies are supported through other policies, such as Citi’s stock ownership commitment (SOC), which requires executive ofﬁcers to retain at least 75% of the equity awarded to them as incentive compensation (other than cash equivalents and net of amounts required to pay taxes and exercise prices) as long as they are executive ofﬁcers and to retain 50% of their equity subject to the SOC for one year after their status as executive ofﬁcers ends. In addition, Citi’s anti-hedging policy also provides that executive ofﬁcers may not enter into hedging transactions in respect of Citi’s common stock or other Citi securities. Citi’s clawback policies are part of a set of inter-relating policies through which Citi ensures that ofﬁcers are encouraged to focus on the long-term interests of stockholders and are discouraged from excessive risk-taking that could cause material harm to Citi.

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•
Unlike the proposal’s request to defer compensation awarded to executive ofﬁcers for a period ”no sooner than 10 years after the absence of any monetary penalty,“ the deferral period under Citi’s current incentive award structures, which provide for prorated vesting and payment over a three or four year period, is competitive with the practices at peer companies and is consistent with regulatory guidance. The proposal is also unworkable in practice. If the term ”monetary penalty“ in the proposal means any monetary penalty against the Company, notwithstanding its severity, adopting the proposal could result in executives not receiving their deferred compensation irrespective of their culpability for the imposition of such penalty and would result in their having to wait at least 10 years from the date of the award for that determination to be made. Adopting such a proposal would be detrimental to Citi’s long-term business objectives and to its stockholders as it would likely severely impair Citi’s ability to attract and retain talented executive ofﬁcers.

Because Citi’s current clawback provisions and accompanying policies serve the same objectives as the proposal, cover a broader range of potential employee misbehavior than those included in the proposal, and are better tailored to current regulatory and market conditions than the changes requested by the proposal, and because the deferral period proposed would put Citi at a signiﬁcant competitive disadvantage when attracting and retaining talent, thus harming the Company, the Board recommends a vote AGAINST this Proposal 9.

Proposal 10

AFL–CIO Reserve Fund, 815 Sixteenth Street, NW, Washington, DC 20006, has submitted the following proposal for consideration at the Annual Meeting:

RESOLVED: Shareholders of Citigroup (the ”Company“) request that the Board of Directors adopt a policy prohibiting the vesting of equity-based awards for senior executives due to a voluntary resignation to enter government service (a ”Government Service Golden Parachute“).

For purposes of this resolution, ”equity-based awards“ include stock options, restricted stock and other stock awards granted under an equity incentive plan. ”Government service“ includes employment with any U.S. federal, state or local government, any supranational or international organization, any self-regulatory organization, or any agency or instrumentality of any such government or organization, or any electoral campaign for public ofﬁce.

This policy shall be implemented so as not to violate existing contractual obligations or the terms of any compensation or beneﬁt plan currently in existence or approved by shareholders on the date this proposal is adopted, and it shall apply only to equity plans or plan amendments that shareholders approve after the date of the 2016 annual meeting.

Supporting Statement:

Our Company provides its senior executives with vesting of equity-based awards after their voluntary resignation of employment from the Company to pursue a career in government service. For example, former Company executive Jack Lew received as much as $500,000 worth of restricted stock when he resigned from the Company in 2009. (Susanne Craig, ”Windfalls for Wall Street Executives Taking Jobs in Government,“ The New York Times, March 21, 2013.)

At most companies, equity-based awards vest over a period of time to compensate executives for their labor during the commensurate period. If an executive voluntarily resigns before the vesting criteria are satisﬁed, unvested awards are usually forfeited. While government service is commendable, we question the practice of our Company providing continued or accelerated vesting of equity-based awards to executives who voluntarily resign to enter government service.

The vesting of equity-based awards over a period of time is a powerful tool for companies to attract and retain talented employees. But contrary to this goal, our Company’s award agreements contain a ”Voluntary Resignation to Pursue Alternative Career“ clause that provides for the continued vesting of restricted stock of executives who voluntarily resign to pursue a government service career. In other words, our Company gives a ”golden parachute“ for entering government service.

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PROPOSAL 10

We believe that compensation plans should align the interests of senior executives with the long-term interests of the Company. We oppose compensation plans that provide windfalls to executives that are unrelated to their performance. For these reasons, we question how our Company beneﬁts from providing Government Service Golden Parachutes. Surely our Company does not expect to receive favorable treatment from its former executives?

For these reasons, we urge shareholders to vote FOR this proposal.

Management Comment

Summary

Citi’s deferred compensation programs, like those of many other companies, include provisions that alter an award’s regular forfeiture conditions and provide for vesting in a range of circumstances (e.g., termination of employment on account of death, disability, involuntary termination not for cause, and upon meeting certain retirement-type age and service provisions). The alternative career provision, which is available to all employees who are eligible for deferred compensation awards (not just senior executives), is one of these exceptions. Under the alternative career provision, an employee who is not eligible for retirement may resign to work full-time in a paid career in government service, for a charitable institution, or as a teacher at an educational institution, and have his/her awards continue to vest on schedule. (A retirement-eligible employee may work for such employers and continue to vest regardless of the alternative career provision.) We believe that the alternative career provision, like other exceptions to the vesting conditions of our programs, help us attract talented employees, which is a goal that furthers both our long-term business objectives and beneﬁts stockholders at minimal cost.

Important Points to Consider

•
Adopting a policy that erodes the features of an incentive program intended to attract and retain talented employees would be detrimental to Citi’s long-term business objectives. The alternative career provision is necessary to remain competitive for talent in the ﬁnancial services industry, as it is an element of our peers’ programs. It is not an executive perk; it is a component of our broader-based incentive programs covering about 8,500 employees globally.

•
The alternative career provision operates at minimal cost to Citi and its stockholders, despite broad eligibility. As of December 31, 2015, only 11 employees globally were vesting on schedule by reason of the alternative career provision, including charitable and educational as well as governmental employment.

•
The provision does not result in a ”windfall“ to employees as they have earned the awards for services already performed. Furthermore, Citi’s deferred incentive awards are subject to business-based performance conditions during the vesting period and to meaningful clawback provisions in the event of misconduct or other speciﬁed negative circumstances. Accordingly, awards that vest on schedule by reason of alternative career or other reasons are still subject to important conditions for receipt. These clawback provisions and business-based performance vesting conditions provide for alignment of stockholder and employee interests after termination of employment during the vesting period.

•
The alternative career provision helps maintain strong employee relations by facilitating some degree of parity between private and public sector employment following Citi service. Employees who are not eligible to retire and who leave to work in the private sector often do not face an economic penalty as a consequence of their decision to leave Citi as their unvested awards are typically ”bought out“ by a new private sector employer. Conversely, employees who are not eligible to retire are unlikely to have their unvested awards ”bought out“ by a new public, educational or non-proﬁt sector employer and therefore would typically lose deferred awards if they entered those sectors. In contrast, employees who are eligible to retire under our incentive programs may leave to work in public, educational or non-proﬁt service and continue to vest. The alternative career provision therefore promotes equitable treatment of employees seeking employment in public, educational and non-proﬁt sectors by allowing employees who are not eligible to retire to continue to vest in their equity awards while employed in such sectors.

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The alternative career provision advances stockholder interests by enabling Citi to attract and retain talented employees; adopting this proposal would put Citi at a competitive disadvantage and could harm the company; therefore the Board recommends a vote AGAINST this Proposal 10.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Under SEC Rule 14a-8, a stockholder who intends to present a proposal at the next Annual Meeting of stockholders and who wishes the proposal to be included in the Proxy Statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citi at the address on the cover of this Proxy Statement. The proposal must be received no later than November 16, 2016. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.

Citi’s By-laws permit a stockholder or group of stockholders (up to 20) who have owned at least three percent of Citi common stock for at least three years to submit director nominees (up to the greater of two nominees or 20% of the Board, as determined in accordance with the By-laws) for inclusion in Citi’s Proxy Statement if the nominating stockholder(s) satisﬁes the requirements speciﬁed in the By-laws. With respect to stockholder nominees for Director election submitted for inclusion in Citi’s Proxy Statement for the 2017 Annual Meeting, written notice of nominations must be provided by the stockholder proponent(s) to Citi in accordance with Citi’s By-laws.  The notice must be delivered to, or mailed and received by, Citi’s Corporate Secretary between October 17, 2016 and November 16, 2016.  These deadlines are based on the 150th day and 120th day, respectively, before the one-year anniversary of the date that the Proxy Statement for this Annual Meeting was ﬁrst sent to stockholders (which date, for purposes of Citi’s By-laws, is March 16, 2016). The ability to include a nominee in Citi’s Proxy Statement is subject to the terms and conditions set forth in Citi’s By-laws.

With respect to stockholder nominees for Director election at the next Annual Meeting (other than nominees submitted for inclusion in Citi’s proxy materials) and stockholder proposals for consideration at the next Annual Meeting that are not submitted for inclusion in Citi’s proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the stockholder proponent to Citi in accordance with Citi’s By-laws. The notice must be delivered to, or mailed and received by, Citi’s Corporate Secretary between December 27, 2016 and January 26, 2017 and must comply with all applicable provisions of Citi’s By-laws. You may obtain a copy of Citi’s By-laws by writing to the Corporate Secretary at the address shown on the cover of this Proxy Statement.

COST OF ANNUAL MEETING AND PROXY SOLICITATION

Citi pays the cost of the Annual Meeting and the cost of soliciting proxies. In addition to soliciting proxies by mail, Citi may solicit proxies by personal interview, telephone, and similar means. No Director, ofﬁcer, or employee of Citi will be specially compensated for these activities. Citi also intends to request that brokers, banks, and other nominees solicit proxies from their principals and will pay the brokers, banks, and other nominees certain expenses they incur for such activities. Citi has retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, a proxy soliciting ﬁrm, to assist in the solicitation of proxies, for an estimated fee of $30,000 plus reimbursement of certain out-of-pocket expenses.

HOUSEHOLDING

Under SEC rules, a single set of Annual Reports and Proxy Statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one Annual Report and Proxy Statement will be sent to that address unless any stockholder at that address requested multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate Annual Report or Proxy Statement for 2016 or in the future, he or she may telephone toll-free 1-866-540-7095 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneﬁcial holders, or by contacting Broadridge at the address set forth above, if they are record holders.

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DIRECTIONS TO ANNUAL MEETING LOCATION

• Time and Date	9:00 am, April 26, 2016
• Place	University of Miami The Grand Ballroom at the Student Center Complex 1330 Miller Drive, Coral Gables, FL 33146

Fate
Bridge
Saint Augustine
Catholic Church
Alhambra Circle
Miller Road
Trillo Avenue
Zuleta Avenue
Consolata Avenue
Zoreta Avenue
Delgado Avenue
Mataro Avenue
San Amaro Drive
Cox
Science
Building
Ungar
Building
McArthur Engi
Building
Gate
House
Memorial Drive
McLamore
Plaza
School of Law
Richter
Library
Ashe
Administration
Building
Graduate
School
Miller Drive
Foote
University Green
Ferre
Building
Frost Music Studios
South
Foster
Building
Frost Music Studios
North
Herman
Ring Theatre
Percussion Building
Handleman
Institute
Volpe
Building
Weeks Music Quadrangle
Rehearsal Center
Frost School of Music
Pick Music
Library
Weeks
Music Library
and Technology
Center
Weeks Center
for Recording
and Performance
Intramural Field
Stanford
Residential
College
Commons
Walsh
Tower
Hecht-Stanford
Dining Hall
Rosborough
Tower
Labyrinth
Cobb
Fountain
Lake Osceola
Lakeside
Patio Stage
Whitten
University
Center
Jenkins
Building
Merrick
Building
School of
Business
Administration
UV-A
University Village
Townhouses
UV-B
UV-C
UV-3
UV-4
UV-2
University Village
Albenga Garage
Beta Theta Pi
University
Village
UV-7
UV-5
UV-1
Village Drive
Corniche Avenue
Albenga Avenue
Pi Kappa
Phi
UV-6
Zeta Beta
Tau
Lambda
Chi Alpha
Sigma Alpha
Epsilon
Liguria Avenue
Casa
Bacardi
Alpha
Epsilon Pi
Scodella Avenue
Sigma
Chi
Brescia Avenue
Alumni
Center
Hurricane Drive
Schiff
Tennis House
Schiff
Tennis Center
Schwartz Walkway
Intramural
Building
Herbert
Wellness
Center
College Drive
Hecht
Athletic
Center
Knight
Sports
Complex
Schwartz Center
for Athletic
Excellence
Kearns
Sports
Hall of
Fame
Cobb Stadium
McDonald
Tower
Hecht
Residential
College
Commons
Pentland
Tower
Architecture
48
Architecture
49
Eaton
Residential
College
School of Architecture
Epstein/Kosar
Faculty Building
Stubblefi
Building
Stanford Drive
Lowe
Art Museum
Pentland
House
LaGorce
House
Perez
Architecture
Center
Dickinson Drive
Rhodes
House
Hughes
House
Health
Center
footbridge
(future construction)
Greentree
Practice Fields
BankUnited
Center
Fieldhouse
Pavia
Garage
Merrick
Garage
(future
construction)
Wesley
Foundation
Mahoney
Residential
College
Christian
Science
Baptist
Ministry
Light Field
Central
Energy Plant
(future construction)
(proposed Walsh Avenue extension)
Walsh Avenue
UM Police
Ponce de Leon
Garage
UHealth at
Coral Gables
(future construction)
Dickinson Drive
Dauer Drive
Merrick Drive
Levante Ave.
Episcopal
Center
Canterbury
House
Gate
House
Stanford Dr.
Toppel
Career Center
Hillel Jewish
Student Center
Knight
Building
Rodriguez
Park
Fraser
Baseball
Building
Flipse
Building
Ron Fraser Way
Circle
Ponce de Leon Boulevard
Metrorail/
University Station
S. Alhambra
US-1 (South Dixie Highway)
Highway)
Visitor
Entrance

The Student Center Complex at the University of Miami is a few minutes drive from Miami International Airport and a short walk from the Metrorail’s University Station.

Driving Directions to Drop-off Location

Address: Student Center Complex, 1330 Miller Drive, Coral Gables, Florida, 33146

From the North

•
Take I-95 south to US 1/South Dixie Highway and continue to Stanford Drive.

•
Turn right on Stanford Drive.

•
At the next light, turn left on Ponce de Leon Boulevard.

•
Turn right on San Amaro Drive.

•
Continue to trafﬁc circle and make the ﬁrst right onto Miller Drive.

•
The Student Center Complex valet is on the right (after the Ring Theatre).

From the South

•
Travel north on US 1/South Dixie Highway to Red Road (57th Avenue).

•
Turn left on Red Road.

•
Turn immediately right on Ponce de Leon Boulevard.

•
Turn left on San Amaro Drive.

•
Continue to trafﬁc circle and make the ﬁrst right onto Miller Drive.

•
The Student Center Complex valet is on the right (after the Ring Theatre).

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Driving Directions to Parking Garage

Address: 5615 Pavia Street, Coral Gables, FL 33146

From the North

•
Take I-95 south to US 1/South Dixie Highway and continue to Stanford Drive.

•
Turn right on Stanford Drive.

•
Turn left immediately after the Gate House onto Levante Avenue.

•
Take the ﬁrst right towards the entrance of Pavia Garage (garage is on the left).

From the South

•
Travel north on US 1/South Dixie Highway and continue to Stanford Drive.

•
Turn left on Stanford Drive.

•
Turn left immediately after the Gate House onto Levante Avenue.

•
Take the ﬁrst right towards the entrance of Pavia Garage (garage is on the left).

From the Garage to Main Building

•
Exit the garage.

•
In front of you is the student health center, turn left onto the sidewalk going towards the lake.

•
Cross over the road.

•
Follow the sidewalk to your left (Lake Osceola will be on your right now).

•
Continue to the Fate Bridge. Cross over the bridge to the Lakeside Patio/Stage.

•
Directly in front of you is the Student Center Complex (the glass building) and the Whitten University Center (building to the right).

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ANNEX A

ADDITIONAL INFORMATION REGARDING PROPOSAL 3

Scorecard Glossary

CCAR refers to the Federal Reserve Board’s annual Comprehensive Capital Analysis and Review. CCAR is an important regulatory supervisory mechanism for assessing the capital adequacy of banks including, among other things, ensuring that banks have sufﬁcient capital to continue to provide key ﬁnancial services under adverse economic and ﬁnancial market scenarios. Banks may not return capital to stockholders or take other capital actions unless the Federal Reserve Board indicates that it has ”no objection“ to a bank’s capital plan, including its requested capital actions.

CVA/DVA is Credit Valuation Adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Citi’s ﬁnancial metrics as presented in the executive scorecards exclude CVA/DVA to better reﬂect operating results by eliminating the generally countercyclical market impact of changes in credit spreads on results and to align with the presentation of Citi’s ﬁnancial results to investors.

Deferred Tax Assets or DTAs represent the accumulated tax beneﬁts on Citi’s Consolidated Balance Sheet resulting from losses in prior years that Citi expects to use to offset tax liabilities on future proﬁts. These assets are excluded to some extent from the calculation of a bank’s regulatory capital. This has the effect of limiting the amount of capital that a bank can deploy in its core banking business or can return to stockholders. Large DTAs mean that a bank must retain higher amounts of capital, thereby making higher returns harder to achieve. Reductions in DTAs are therefore important because the reductions have the effect of making more capital usable either in Citi’s businesses or for return to Citi’s stockholders.

Efﬁciency Ratio is total operating expenses divided by total revenues (net of interest expense). Core Efﬁciency Ratio is Efﬁciency Ratio, excluding CVA/DVA. This ratio generally compares the cost of generating revenue to the amount of revenue generated. A lower cost is preferable to a higher cost in generating the same amount of revenue, and therefore, a lower efﬁciency ratio is generally better than a higher one. This metric encourages management to consider the costs of generating additional revenue instead of simply maximizing revenue, and can be used on a relative basis to identify which businesses are managed better than others. We use the Citicorp Core Efﬁciency Ratio (and not Citigroup efﬁciency ratios) as a measure of Citi performance as Citicorp represents Citi’s core franchises and thus focuses management on expense management and productivity initiatives within these core businesses.

Income from Continuing Operations Before Taxes is revenues minus expenses and cost of credit, before taxes and discontinued operations. Core Income from Continuing Operations Before Taxes is Income from Continuing Operations Before Taxes, excluding CVA/DVA.

Net Income represents a company’s after-tax proﬁts. Core Net Income is Core Income from Continuing Operations Before Taxes, less the adjustments shown below in this Annex A. Core Net Income is an element of the metrics that measure return on assets or capital.

Return on Assets is Net Income divided by average assets as determined under U.S. GAAP. Core Return on Assets is Core Net Income divided by average assets as determined under U.S. GAAP.

Return on Tangible Common Equity (Core) is Core Net Income for a business or Citigroup (minus preferred dividends in the case of Citigroup) divided by Average Tangible Common Equity for the year. Management views this metric as an appropriate indication of the long-term potential of Citi’s operating businesses to deliver long-term value to stockholders because it excludes Citi’s large intangible assets.

Risk Appetite Ratio is the ratio between the earnings of a business unit, including expected losses (deﬁned as Core Revenues minus operating expenses minus expected losses) (the numerator) and the stress losses of Citi or the applicable business segment under a 1-in-10 year stress scenario (the denominator). The applicable business unit should produce sufﬁcient earnings each year, so that it does not lose money under a moderate

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stress event (i.e., a 1-in-10 year stress scenario). As long as the relationship is higher than 1-to-1, then the business unit ”passes“ the Risk Appetite Ratio test. The Risk Appetite Ratio is currently viewed as a baseline standard or a minimum goal.

Risk Appetite Surplus, for a business unit, is earnings (deﬁned as Core Revenues minus operating expenses) minus both expected losses and minus unexpected losses (i.e., the stress losses of the business unit under a 1-in-10 year stress scenario). The Risk Appetite Surplus metric is intended to measure the ability of a business unit to withstand a moderate stress event without incurring an annual loss, and should improve year-over-year as a measure of improved capital strength. Risk Appetite Surplus is used as a more nuanced qualitative tool to evaluate the capital generation power of businesses that may ”pass“ the Risk Appetite Ratio test.

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Citigroup - Non-U.S. GAAP Financial Measures Reconciliations

(In millions of dollars, except ratios)	Citigroup	Citicorp	GCB	ICG
Income from Continuing Operations before Income Taxes	$24,826		$9,775	$13,834

Less:
CVA/DVA	254		–	269
Core Income from Continuing Operations before Income Taxes	$24,572		$9,775	$13,565

Less: Provision for Income Taxes	$7,440		$3,393	$4,383
Add: Income From Discontinued Operations	(54)		–	–
Less: Noncontrolling Interests	90		9	52

Less:
Tax Impact Related to CVA/DVA	(92)		–	(97)
Core Net Income For Return on Assets and Return on Tangible Common Equity	$17,080		$6,373	$9,227

Average Assets	$1,823,875		$391,000	$1,266,000
Core ROA (Core Net Income / Average Assets)	0.94%		1.63%	0.73%

Total Revenues, net of Interest Expense	$76,354	$68,517	$33,862	$33,748
Less:
CVA/DVA	254	269	–	269
Core Revenues, net of Interest Expense	$76,100	$68,248	$33,862	$33,479

Total Operating Expenses	$43,615	$39,000	$18,264	$18,985

Core Efﬁciency Ratio (Operating Expenses / Core Revenues)	57.3%	57.1%	53.9%	56.7%

Core Net Income (from above)	$17,080		$6,373	$9,227
Preferred Stock Dividends	769
Core Income Available to Common Stockholders	$16,311

Total Common Equity at December 31, 2015	$205,139
Less:
Goodwill at December 31, 2015	22,349
Intangible assets (other than Mortgage Servicing Rights) at December 31, 2015	3,721
Tangible Common Equity at December 31, 2015	$179,069

Average Tangible Common Equity during 2015	$176,505		$35,176	$76,448

Return on Tangible Common Equity (Core)	9.2%		18.1%	12.1%

Risk Appetite Ratio:

Unexpected Losses		$14,060	$4,192	$5,424

Expected Losses		7,554	6,330	1,223

Risk Appetite Ratio (RAR) = [Core Revenues – Operating Expenses – Expected Losses] / Unexpected Losses		154%	221%	245%

Risk Appetite Surplus (RAS) = [Core Revenues – Operating Expenses – Expected Losses – Unexpected Losses]		$7,634	$5,076	$7,847

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ANNEX B

ADDITIONAL INFORMATION REGARDING PROPOSAL 4

Supplemental Information on Equity Plan Grants

Tables I and II below illustrate the ”overhang“ from our equity plans, and Table III shows our ”run rates“ over the prior three calendar years.

”Overhang“ refers to the potential stockholder dilution represented by outstanding employee equity awards and shares available for future grants. We monitor simple overhang and fully diluted overhang, which are calculated as follows:

Simple overhang =	Outstanding awards + Shares available for grant
Common shares outstanding
Fully diluted overhang =	Outstanding awards + Shares available for grant
Common shares outstanding + Outstanding awards + Shares available for grant

”Simple overhang“ shows the number of common shares that may become issued and outstanding — as a percentage of the number of shares currently outstanding — if all currently unvested stock awards vest, all unexercised stock options are exercised, and if all shares still available for grant are ultimately issued upon the vesting or exercise of awards yet to be made. ”Fully diluted overhang“ shows the percentage of outstanding common equity that would be owned by employees in the future, assuming all shares underlying currently unvested stock awards vest, all outstanding options are exercised, and all shares currently available for grant are ultimately issued pursuant to future awards under the 2014 Plan.

The following table provides information used in the calculation of overhang percentages. The table shows — as of December 31, 2015 — the number of shares subject to outstanding awards under the 2014 Plan and its predecessor plans (our Plans), shares available for grant under the 2014 Plan, and Citi common shares outstanding, in each case as of December 31, 2015. The 2014 Plan is the only Plan under which shares may currently be granted to employees. No SARs have been granted under any of the Plans.

Table I

(share amounts in millions)	December 31, 2015
Outstanding awards (the sum of unvested stock awards [42.00(1)] and unexercised options [6.66(2)])	48.66
Shares available for grant	54.45
Common shares outstanding	2,953.28

(1)	Includes 0.07 million shares subject to unvested restricted stock awards. These unvested shares are already included in the number of common shares outstanding.
(2)

The shares are subject to options granted under the Citigroup 2009 Stock Incentive Plan (the 2009 Plan) or the Citigroup 1999 Stock Incentive Plan, and as such, may not be re-granted as new awards under the 2014 Plan if the options expire unexercised.

If any shares subject to awards reﬂected in this table are used to pay exercise prices or withheld to pay taxes, they may not be re-granted as new awards under the 2014 Plan or any other Plan.

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Our simple overhang and fully diluted overhang are stated in Table II below, as of December 31, 2015, and as estimated as of April 26, 2016, assuming Proposal 4 is approved by stockholders at our Annual Meeting. The calculations are based on the ﬁgures reported in Table I. For these purposes, it is assumed that the number of common shares outstanding on April 26, 2016 and the number of shares subject to outstanding awards on April 26, 2016 will be the same as on December 31, 2015. If Proposal 4 is approved by stockholders at our Annual Meeting, at April 26, 2016, 20 million additional shares will be available for future awards under the 2014 Plan.

Table II

	December 31, 2015	April 26, 2016 (estimated)
Simple overhang	3.49%	4.17%
Fully diluted overhang	3.37%	4.03%

”Run rate“ expresses the amount of equity in the form of stock options or stock awards a company grants annually relative to its number of common shares outstanding. It is calculated as follows:

Run rate (%) =	Shares subject to options and awards granted during year
Common shares outstanding

Table III shows our run rates for the 12-month periods ending December 31, 2013, 2014, and 2015 and the three-year average. The calculations are based on annual grant data contained in Citigroup’s Annual Reports on Form 10-K and the basic weighted average number of common shares outstanding during those periods.

Table III

	2013	2014	2015	Three-year average
Run rates for 12-month periods ending December 31	0.71%	0.58%	0.59%	0.63%

Description of the Citigroup 2014 Stock Incentive Plan

The following is a description of certain important features of the amended and restated 2014 Plan, the full text of which, as proposed to be amended by Proposal 4, is included in this Annex B. This summary is qualiﬁed in its entirety by reference to the 2014 Plan document.

If Proposal 4 is approved by stockholders at our Annual Meeting, we intend to ﬁle a registration statement on Form S-8, pursuant to the Securities Act of 1933, as amended, to register the additional shares authorized for grant under the 2014 Plan.

General. The 2014 Plan became effective on April 22, 2014 and will expire on the date of the annual general meeting of stockholders to be held in 2019. The 2014 Plan provides for various types of awards denominated in shares of Citi common stock to Citi employees, ofﬁcers, and non-employee Directors. The purposes of the 2014 Plan are to align incentive compensation programs with Citi’s long-term business objectives and the interests of stockholders, attract and retain employees by providing compensation opportunities that are competitive within the global ﬁnancial services industry, and provide compensation opportunities that do not create incentives to take imprudent risks.

Administration. The 2014 Plan is administered by the Compensation Committee. All members of such Committee or a sub-committee thereof must satisfy the requirements for independence of SEC Rule 16b-3 and remain qualiﬁed as ”outside directors“ within the meaning of Section 162(m) of the Internal Revenue Code. With respect to participants who are outside Directors, the 2014 Plan is administered by the Board. The Compensation Committee may delegate some or all of its authority over administration of the 2014 Plan to one or more ofﬁcers, directors, employees, or another plan administrator except with respect to persons who are Section 16(a) ofﬁcers or covered employees (as deﬁned in Section 162(m) of the Internal Revenue Code).

Eligibility. All ”employees“ of Citi — within the broad deﬁnition set forth in the instructions to the SEC Form S-8 registration statement, but expressly excluding consultants and advisors who are not members of the

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Board — generally are eligible to receive awards under the 2014 Plan. Based on worldwide employment at December 31, 2015, approximately 231,000 persons could be eligible to participate in the 2014 Plan. However, participation is discretionary — awards are subject to approval by the Compensation Committee. In 2015, awards were made under the 2014 Plan to 13 current non-employee Directors, 14 current executive ofﬁcers, and approximately 7,850 employees worldwide.

Former ”employees“ are eligible to participate in the 2014 Plan, but only with respect to their last year of service or substitute awards to replace awards granted by a prior employer acquired by the Company.

Shares subject to the 2014 Plan. Shares of Citi common stock issued in connection with awards under the 2014 Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both. The initial share authorization under the 2014 Plan was the number of shares remaining for grant under the 2009 Plan at the time of its expiration, not to exceed 52 million shares. The actual number of remaining approved shares when the 2009 Plan expired on April 21, 2014 was approximately 52.1 million, thereby providing the 2014 Plan with an initial authorization of 52 million shares. On April 28, 2015, stockholders approved an amendment to the 2014 Plan authorizing an additional 20 million shares. Pursuant to the amendment described in Proposal 4, the number of authorized shares would increase by another 20 million.

The maximum number of shares of Citi common stock that may be issued under the 2014 Plan will not be affected by the payment in cash of dividends or dividend equivalents in connection with outstanding awards or by the granting of ”substitute awards,“ which are awards that are granted in connection with a transaction between Citi or a subsidiary and another company in substitution or exchange for, or conversion, adjustment, assumption or replacement of, awards previously granted by such company to any of its employees.

If an award under the 2014 Plan is forfeited, cancelled, or expires or is settled without the issuance of shares, the shares subject to such award will be available for future grants under the 2014 Plan. However, shares tendered by a participant or withheld by Citi to pay an option exercise price, withheld or tendered to satisfy tax withholding obligations relating to any award, repurchased by Citi with option exercise proceeds, covered by a stock-settled SAR (without regard to the number of shares actually issued upon exercise) or withheld to satisfy any debt or other obligation owed to Citi, and cancelled fractional shares will be considered issued and shall not be added to the maximum number of shares that may be issued under the 2014 Plan.

The NYSE closing price of a share of Citi common stock on March 3, 2016 was $42.83.

Limits on awards. There are no limits on the class or classes of employees to which awards may be granted under the 2014 Plan, or to the number of shares authorized for grant that may be granted pursuant to the various types of awards permitted under the 2014 Plan. However, the 2014 Plan provides for certain annual limits to the number of shares that may be granted pursuant to certain types of awards to individual employees and Directors. Awards to an individual Director in a calendar year (including awards made at the election of a Director in lieu of his or her cash retainer) may not exceed $900,000 in value, as determined as of the date of each award. For all other eligible ”employees,“ the number of shares subject to stock options or SARs granted during a calendar year may not exceed one million shares, and the number of shares that may be subject to stock awards granted in a calendar year may not exceed one million shares, unless granted subject to substitute awards that replace awards of a former employer acquired by the Company.

Types of awards. The following types of awards may be made under the 2014 Plan. All of the awards described below are subject to the terms, conditions, restrictions, and limitations determined by the Compensation Committee subject to the terms of the 2014 Plan, including the individual award limits described above.

•
Stock options. An award of a stock option under the 2014 Plan grants a participant the right to purchase a speciﬁed number of shares of Citi common stock during a speciﬁed term in the future, after a vesting period, at an exercise price equal to at least 100% of the ”fair market value“ (see below) of Citi common stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant. An option granted under the 2014 Plan may be exercised by any method permitted by the Compensation Committee from time to time, including but not limited to ”net exercise“ or other ”cashless“ exercise methods.

•
Stock appreciation rights (SARs). A SAR, upon exercise, entitles the participant to receive an amount equal to the difference between the fair market value of Citi common stock on the exercise date and the

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exercise price of the SAR (which may not be less than 100% of fair market value of a share of Citi common stock on the grant date) times the number of shares subject to the SAR. Payment to a participant upon the exercise of a SAR may be in cash and/or shares of Citi common stock.

➤ Deﬁnition of ”fair market value.“ For purposes of setting the exercise price of any option or SAR granted under the 2014 Plan, ”fair market value“ means the closing price on the NYSE (or on the principal national securities exchange on which the common stock is traded or quoted, if not the NYSE) on the date on which the stock option or SAR is granted. For all other purposes under the 2014 Plan, ”fair market value“ will be as determined by the Compensation Committee.

•
Stock payment. Subject to the terms of the 2014 Plan, the Compensation Committee may grant vested shares of Citi common stock as a stock payment. A stock payment may be in lieu of cash compensation, but may be subject to restrictions on sale or transfer, or cancellation and recoupment, as determined by the Compensation Committee. A stock payment may be granted as, or in payment of, a bonus (including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code).

•
Restricted stock. A restricted stock award is an award of outstanding shares of Citi common stock that does not vest until vesting conditions, as determined by the Compensation Committee, are satisﬁed and which will be forfeited if conditions to vesting are not met. Participants may receive dividends or dividend equivalent payments on the shares subject to their awards during the vesting period, unless the awards are subject to one or more performance conditions, in which case the dividends or dividend equivalents, if any, shall be paid only if and when, and only to the extent that, the underlying shares vest. Unless the Compensation Committee determines otherwise, participants who receive awards of restricted stock are also generally entitled to direct the voting of the unvested shares underlying their awards on matters submitted to a vote of stockholders. All shares underlying outstanding (unvested) restricted stock awards as to which no voting instructions are received are voted proportionately, based on the voting instructions received with respect to all other restricted shares.

•
Deferred stock. A deferred stock award is an unfunded, unsecured promise to deliver shares of Citi common stock to the participant in the future, if the participant satisﬁes the conditions to vesting. Participants do not have voting rights (their rights are no greater than a general unsecured creditor of the Company), but may receive dividend equivalent payments during the vesting period, unless the awards are subject to one or more performance conditions, in which case the dividend equivalents, if any, shall be paid to participants only if and when, and only to the extent that, the underlying shares vest.

•
Other stock-based awards. Subject to the terms of the 2014 Plan and to the extent not prohibited by applicable law, the Compensation Committee may grant any other award that is denominated in shares of Citi common stock and that may be settled by the delivery of shares and/or cash, subject to terms and conditions determined by the Compensation Committee. For the avoidance of doubt, awards that by their terms shall be settled only in cash shall not be considered to have been granted under the 2014 Plan.

•
Performance-based awards. Subject to the terms of the 2014 Plan, the Compensation Committee may grant awards that are subject to, or that may vest on an accelerated basis, upon achievement of one or more performance conditions related to a performance period of not less than one year. For these purposes, performance conditions may be established on a Citi-wide basis or with respect to one or more business units or divisions or subsidiaries and may be based upon the achievement of any goal or the satisfaction of any other criteria as may be determined by the Compensation Committee, including individual performance, other than remaining employed by Citi. A performance-based award may be qualiﬁed under Section 162(m) of the Internal Revenue Code. If such qualiﬁcation is intended, the Compensation Committee shall designate the award as a ”qualiﬁed performance-based award,“ following certain procedures set forth in the 2014 Plan, including with respect to the selection of applicable performance conditions for purposes of such qualiﬁcation and certiﬁcation that such performance conditions have been satisﬁed before a qualiﬁed performance-based award may be paid. (See ”Performance conditions“ below for more information.)

Minimum vesting requirement. Awards may not vest in full prior to the third anniversary of the award date, except that the Compensation Committee may grant awards that vest in full in less than three years if (i) on account of a participant’s retirement, death, disability, leave of absence or termination of employment, or the sale or other disposition of the subsidiary employing a participant or other similar event; (ii) upon satisfaction of

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a performance condition subject to a performance period of at least one year; or (iii) as a ”substitute award“ to replace an award scheduled to vest in less than three years from the date the substitute award is granted. Additionally, up to 10% of the shares authorized for grant under the 2014 Plan may be granted as stock payments or subject to other awards that provide for vesting in full in less than three years.

Performance conditions. An option or SAR granted with a premium exercise price (i.e., higher than fair market value) and no other performance conditions shall not be considered to be subject to a performance condition for purposes of the minimum vesting provision unless the exercise price is at least 125% of fair market value at the date granted and vesting is not scheduled to occur prior to the ﬁrst anniversary of the grant date. In the case of a qualiﬁed performance-based award, the applicable performance conditions must include one or more of the following objective performance conditions and be expressed in either, or a combination of, absolute or relative values or a percentage of: revenue, revenue or product growth, net income (pre- or after-tax), earnings, earnings per share, stockholders’ equity or return on stockholders’ equity, assets or return on assets, return on risk-adjusted assets, capital or return on capital, return on risk capital, book value or book value per share, economic value added models or equivalent metrics, operating income, pre- or after-tax income, expenses or reengineering savings, margins, cash ﬂow or cash ﬂow per share, stock price, total shareholder return, market share, debt reduction, net promoter scores, operating efﬁciency ratios, expense ratios, liquidity ratios, or regulatory achievements. Performance conditions may be used on an absolute or relative basis to measure the performance of Citi as a whole or any business unit(s) and/or one or more branches or afﬁliates or any combination thereof, as the Compensation Committee may deem appropriate, and may be based on performance determined on a per share basis (either basic or fully diluted) and/or as compared to the performance of a group of peer or comparator companies, prior performance periods, a published or special index or indices that the Compensation Committee deems appropriate, or such other measures selected or deﬁned by the Compensation Committee at the time of establishment of such performance conditions.

Prohibition against repricing. The 2014 Plan prohibits any action under the 2014 Plan that would constitute a ”repricing“ of any outstanding option or SAR granted under the 2014 Plan, the 2009 Plan or any other plan of the Company or of any acquired company, except with the approval of the stockholders of the Company. The 2014 Plan deﬁnes ”repricing“ to mean (i) any action that constitutes a ”repricing“ under GAAP or the rules of the NYSE (including any modiﬁcation or amendment to an outstanding option or SAR that has the effect of reducing its exercise price); (ii) any cancellation of an outstanding option or SAR when its exercise price exceeds its fair market value in exchange for cash; (iii) any cancellation of an option or SAR in exchange for a new option or SAR with a lower exercise price; or (iv) a substitution of a stock award for an option or SAR when its exercise price exceeds fair market value; in each case other than a permitted equitable adjustment.

Prohibition of reload options. The 2014 Plan does not permit the grant of any ”reload“ options.

Repayment obligation; right of set-off. If the Compensation Committee subsequently determines that all conditions to vesting and payment of an award, or the vesting and exercisability of an option or SAR, were not satisﬁed in full, the Compensation Committee may cancel such vesting or exercise and refuse to issue shares and immediately terminate the participant’s rights with respect to such award (or improperly vested portion thereof). If the vesting or exercise of any such award (or portion thereof) has already been settled by delivery of shares or cash, the participant shall be obligated, upon demand, to return the shares or cash (or higher value received at vesting or exercise), to Citi, without reduction for any shares or cash withheld to satisfy withholding tax or other obligations. The 2014 Plan also provides for the set-off of vested awards against obligations a participant may owe to Citi, including but not limited to the obligation to repay improperly vested or exercised awards.

Non-transferability. During the vesting period, and prior to the lapse of any sale restriction on shares delivered upon exercise of an option or SAR, or the vesting of a stock award, awards and sale-restricted shares are not transferable other than by will or the laws of descent and distribution. However, the Compensation Committee may permit participants to transfer stock options or shares issued as a result of an option or SAR exercise but that are subject to a restriction on transferability one time, and without payment or consideration, to an immediate family member or a trust for the beneﬁt of immediate family members of a participant.

Adjustments. The 2014 Plan provides that the Compensation Committee shall make appropriate equitable adjustments to the maximum number of shares available for grant under the 2014 Plan and to the annual individual award limits expressed in numbers of shares, in the event of any changes to the Company’s capital structure, including a change in the number of shares outstanding on account of any stock dividend, stock split, reverse stock split or any similar equity restructuring, or any combination or exchange of equity securities,

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merger, consolidation, recapitalization, or reorganization or similar transaction. In the event of any such transaction, or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, the Compensation Committee shall make appropriate equitable adjustments to the number or kind of shares subject to outstanding awards, the exercise prices of outstanding options and SARs, and to performance conditions, to the extent necessary to prevent the enlargement or diminution of participants’ rights.

Change of control. The Compensation Committee may, when an award is made, or at any time prior to, at or after the time of a ”change of control“ (see below), provide for the adjustment of performance conditions to reﬂect the change of control, provide for the cancellation of outstanding awards if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) replaces the awards with new rights of substantially equivalent value, provide for the acceleration of any time periods, or the waiver of any other conditions to vesting, exercise, payment, or distribution of an award upon an involuntary termination of a participant’s employment as a result of a change of control, or provide for the purchase of any award. The vesting, payment, purchase, or distribution of an award, however, may not be accelerated by reason of a change of control for any participant unless the participant’s employment is involuntarily terminated as a result of the change of control. For these purposes, a termination of employment as a result of a change of control means involuntary termination of employment other than for ”gross misconduct“ (as deﬁned in the 2014 Plan) upon, or on or prior to the ﬁrst anniversary of, the change of control.

The 2014 Plan deﬁnes a ”change of control“ to mean (i) a person acquiring direct or indirect beneﬁcial ownership of Citigroup Inc. securities representing 30% or more of the combined voting power of then outstanding securities of Citigroup Inc.; (ii) speciﬁed changes in the majority of the Board (not including the election of Directors whose election or nomination was approved by a majority of the then incumbent Board); (iii) a sale, transfer or distribution of all or substantially all of the assets of Citigroup Inc., or a dissolution or liquidation of Citigroup Inc.; or (iv) consummation of a reorganization, merger, consolidation or other corporate transaction that results in stockholders of Citigroup Inc. not owning more than 50% of the combined voting power of Citigroup Inc., or other corporation resulting from the transaction.

The 2014 Plan deﬁnes ”gross misconduct“ to mean conduct by a participant, (i) while employed by Citi that is competitive with its business operations, (ii) that is in breach of any obligation that participant owes to Citi or of that participant’s duty of loyalty to Citi, (iii) that is materially injurious to Citi, or (iv) that otherwise constitutes ”gross misconduct“ as determined by the Compensation Committee.

Rights as a stockholder. Unless the Compensation Committee determines otherwise, a participant will not have any rights as a stockholder with respect to shares covered by an award until the date that the participant becomes the holder of record with respect to such shares.

Tax withholding. Citi retains the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufﬁcient to satisfy federal, state and local and foreign taxes (including hypothetical taxes owed to Citi by tax-equalized expatriates) required by law or regulation to be withheld with respect to any taxable event as a result of the 2014 Plan. Any failure to timely pay tax-related obligations owing to Citi in connection with an award may result in its cancellation.

Amendment and termination. The 2014 Plan may be amended, suspended or terminated by the Compensation Committee at any time, provided that no amendment shall be made without stockholder approval if it would materially increase the number of shares available under the 2014 Plan, materially expand the types of awards available under the 2014 Plan or the class of persons eligible to participate in the 2014 Plan, materially extend the term of the 2014 Plan, materially change the method of determining the exercise price of an option or SAR granted under the 2014 Plan, delete or limit the prohibition against ”repricing,“ or otherwise require approval by stockholders in order to comply with applicable law or the rules of the NYSE (or principal national securities exchange upon which Citi’s common stock is traded or quoted).

The Compensation Committee retains the right to modify outstanding awards without a participant’s prior consent if it determines that the modiﬁcation is required to comply with applicable law, regulation, or regulatory guidance (including applicable tax law). Subject to certain exceptions, any other modiﬁcations, if adverse to a participant, shall not be effective without the participant’s written consent.

Any future awards under the 2014 Plan will be granted at the discretion of the Compensation Committee and are not yet determinable.

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Certain U.S. Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the 2014 Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local, or foreign tax consequences, which may be substantially different.

Restricted stock. A participant generally will not be taxed at the time of a restricted stock award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the fair market value of the shares at that time, less any amount paid for the shares. Participants may elect to be taxed at the time of grant on the fair market value of the shares included in the award by making an election under Section 83(b) of the Internal Revenue Code within 30 days of the award date. If a restricted stock award subject to the Section 83(b) election is subsequently forfeited, no deduction or tax refund will be allowed for the amount previously recognized as income.

Unless a participant makes a Section 83(b) election, dividends or dividend equivalents paid to a participant on shares of an unvested restricted stock award will be taxable to the participant as ordinary income. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Except as described under ”Certain limitations on deductibility of executive compensation“ below, Citi will ordinarily be entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, Citi will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted stock awards.

Deferred stock. A participant will generally not recognize taxable income on the grant of a deferred stock award until shares subject to the award are distributed or otherwise constructively received. The amount of this ordinary income will be the fair market value of the shares of Citi common stock on the date of distribution or deemed distribution. Any dividend equivalents paid on unvested deferred stock awards are taxable as ordinary income when paid to the participant.

Except as described under ”Certain limitations on deductibility of executive compensation“ below, Citi will ordinarily be entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the participant, including for any dividend equivalent payments made to the participant.

Stock payments. A participant will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date. Except as provided under ”Certain limitations on deductibility of executive compensation“ below, Citi will ordinarily be entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the participant.

Options. Generally, a participant will not recognize taxable income on the grant of a stock option. Upon the exercise of a stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the Citi common stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability. Except as described under ”Certain limitations on deductibility of executive compensation“ below, Citi will ordinarily be entitled to a deduction on the exercise date in an amount equal to the amount of ordinary income recognized by the participant upon exercise.

Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss, including any sale of shares freed from sale restrictions to fund the payment of taxes incurred at exercise.

The 2014 Plan does not provide for awards of ”incentive stock options,“ which have different tax consequences under the Code.

SARs. Generally, a participant will not recognize taxable income upon the grant of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the fair market value of the Citi common stock received upon exercise (if the SAR is stock-settled).

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Withholding. Citi will deduct or withhold, or require the participant to remit to his or her employer, an amount sufﬁcient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of a transaction under the 2014 Plan.

Certain limitations on deductibility of executive compensation. With certain exceptions, Section 162(m) of the Internal Revenue Code limits the deduction to Citi for compensation paid to the chief executive ofﬁcer and the three other most highly compensated executive ofﬁcers other than the chief ﬁnancial ofﬁcer (covered employees) to $1 million per executive per taxable year. However, compensation paid to covered employees will not be subject to such deduction limit if it is considered ”qualiﬁed performance-based compensation“ within the meaning of Section 162(m) of the Internal Revenue Code. The 2014 Plan is designed so that options and SARs qualify for this exemption, and it permits the Compensation Committee to grant other awards designed to qualify for this exemption. The Compensation Committee is authorized to grant awards that are not qualiﬁed under Section 162(m) of the Internal Revenue Code.

The accelerated vesting of awards under the 2014 Plan upon an involuntary termination of employment as a result of a change of control of Citigroup Inc. could result in a participant being considered to receive ”excess parachute payments“ (as deﬁned in Section 280G of the Internal Revenue Code), which payments are subject to a 20% excise tax imposed on the participant. Citi would not be able to deduct the excess parachute payments made to a participant.

Section 409A of the Internal Revenue Code. Certain awards under the 2014 Plan may be subject to Section 409A, which regulates ”nonqualiﬁed deferred compensation“ (as deﬁned in Section 409A). If an award under the 2014 Plan (or any other Citi plan) that is subject to Section 409A is not administered in compliance with Section 409A, then such compensation under the 2014 Plan that is considered ”nonqualiﬁed deferred compensation“ (and awards under any other Citi plan that are required pursuant to Section 409A to be aggregated with the award under the 2014 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Section 457A of the Internal Revenue Code. Awards under the 2014 Plan that constitute ”nonqualiﬁed deferred compensation“ (as deﬁned in Section 457A) to participants employed by ”nonqualiﬁed entities“ (as deﬁned in Section 457A) are subject to U.S. income inclusion in the year in which the awards are no longer subject to a substantial risk of forfeiture, which may occur prior to when shares are distributable to a participant pursuant to the terms of the award. Reporting and withholding requirements may apply. A failure to timely report U.S. income or pay associated taxes in accordance with Section 457A may result in late tax payment or under-reporting penalties for an affected participant, and in certain circumstances, an additional 20% tax. Generally, a ”nonqualiﬁed entity“ is any foreign corporation unless substantially all of its income is effectively connected with the conduct of a trade or business in the U.S., or unless it is subject to a comprehensive foreign income tax. Certain entities that would be taxed as partnerships in the U.S. also may be treated as ”nonqualiﬁed entities“ unless substantially all income of the entity (or allocated by the entity to its partners) is subject to U.S. income tax or another comprehensive foreign income tax.

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Equity Compensation Plan Information

All of Citi’s outstanding equity awards have been granted under stockholder approved plans—principally the 2014 Plan and the 2009 Plan. There are no awards outstanding under plans for which stockholder approval was not required or sought. The information below is as of December 31, 2015.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (in millions)		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reﬂected in column (a)) (in millions)
Equity compensation plans approved by security holders	48.59	(1)	$67.92	54.45
Equity compensation plans not approved by security holders	0		N/A	0
Total	48.59		$67.92	54.45

(1)

Includes 41.93 million shares issuable upon the vesting of deferred stock awards. As such, these awards do not have an exercise price; only the 6.66 million outstanding options are considered when determining the weighted-average exercise price in column (b).

Citigroup 2014 Stock Incentive Plan
(as amended and restated as of April 26, 2016, subject to approval by stockholders) (marked to show amendment described in Proposal 4)

1. Purpose

The purposes of the Citigroup 2014 Stock Incentive Plan (the ”Plan“) are to (i) align incentive compensation programs with the Company’s long-term business objectives and the interests of stockholders; (ii) attract and retain Employees by providing compensation opportunities that are competitive within the global ﬁnancial services industry; and (iii) provide compensation opportunities that do not create incentives to take imprudent risks.

2. Effective Date and Term

The Plan became effective on April 22, 2014 (the ”Effective Date“). Unless terminated earlier by the Committee, the Plan will expire on the date of the annual general meeting of stockholders to be held in 2019. The Plan replaces the Prior Plan for Awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding awards granted under the Prior Plan or any other plan prior to the Effective Date.

3. Deﬁnitions

”Award“ shall mean an Option, SAR or Stock Award granted under the Plan.

”Award Agreement“ shall mean the paper or electronic document evidencing an Award granted under the Plan.

”Board“ shall mean the Board of Directors of the Company.

”Change of Control“ shall have the meaning set forth in Section 11.

”Code“ shall mean the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder.

”Committee“ shall mean the Personnel and Compensation Committee of the Board, or a sub-committee thereof, the members of which shall satisfy the requirements of Rule 16b-3 of the 1934 Act and who, or another sub-committee thereof, shall also qualify, and remain qualiﬁed, as ”outside directors,“ as deﬁned in Section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Directors, unless speciﬁcally provided otherwise herein, the Board. Unless expressly provided otherwise herein or not permitted by applicable law, ”Committee“ includes any authorized delegate of the Committee, including

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each Plan Administrator. For avoidance of doubt, a failure of one or more members of the Committee to satisfy the requirements of Rule 16b-3 of the 1934 Act or Section 162(m) of the Code shall not impair the validity of actions taken by the Committee, including the granting of any Award.

”Common Stock“ shall mean the common stock of the Company, par value $.01 per share.

”Company“ shall mean Citigroup Inc., a Delaware corporation.

”Covered Employee“ shall mean ”covered employee“ as such term is deﬁned in Section 162(m)(3) of the Code.

”Deferred Stock Award“ shall mean an Award payable in shares of Common Stock at the end of a speciﬁed deferral period that is subject to the terms, conditions, limitations and restrictions set forth in the Plan and an Award Agreement.

”Director“ shall mean a member of the Board who is not also an active employee or ofﬁcer of the Company or a Subsidiary.

”Employee“ shall have the meaning set forth in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee. Notwithstanding the foregoing, consultants and advisors (other than Directors) shall not be eligible to receive Awards under the Plan.

”Fair Market Value“ shall mean, in the case of a grant of an Option or a SAR, the closing price of a share of Common Stock on the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted) on the date on which the Option or the SAR is granted. For all other purposes of administering an Award (including Options and SARs granted as Substitute Awards), ”Fair Market Value“ shall be as determined pursuant to the valuation methodology approved for such purpose by the Committee.

”GAAP“ shall mean U.S. generally accepted accounting principles.

”Gross Misconduct“ shall mean any conduct by a Participant (a) while employed by the Company or a Subsidiary that is competitive with the Company’s or any Subsidiary’s business operations, (b) that is in breach of any obligation that Participant owes to the Company or any Subsidiary or of that Participant’s duty of loyalty to the Company or any Subsidiary, (c) that is materially injurious to the Company or any Subsidiary, or (d) that otherwise constitutes ”gross misconduct“ as determined pursuant to guidelines adopted by the Committee or a duly authorized Plan Administrator.

”Option“ shall mean the right to purchase a speciﬁed number of shares of Common Stock at a stated exercise price for a speciﬁed period of time subject to the terms, conditions, limitations and restrictions set forth in the Plan and an Award Agreement.

”Participant“ shall mean an Employee or former Employee who holds an Award under the Plan (and the legal representative of the estate of a deceased Participant).

”Performance Condition“ shall mean any condition to the vesting of an Award based on the performance of the Company (including one or more of its Subsidiaries), the performance of any branch, business unit of the Company (or of any Subsidiary), or the performance of an individual Participant (other than remaining employed by the Company or a Subsidiary), whether based on absolute or relative performance measures, and whether or not the Award is intended to be a Qualiﬁed Performance-Based Award.

”Plan Administrator“ shall mean any ofﬁcer or employee of the Company or a Subsidiary performing a function related to administration of the Plan as part of his or her normal job duties, and any director, ofﬁcer, or employee, whether acting alone or as part of a committee or other group, or non-employee agent, to whom any authority over any matter related to administration of the Plan or any Award has been directly or indirectly delegated by the Committee.

”Prior Plan“ shall mean the Citigroup 2009 Stock Incentive Plan.

”Qualiﬁed Performance-Based Award“ shall mean any Award (other than an Option or SAR that otherwise qualiﬁes as performance-based compensation under Section 162(m) of the Code) designated as such by the Committee at the time of grant, based upon a determination that (a) the Participant is or may be

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a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Award, and (b) the Committee intends for the Award to satisfy the requirements of Section 162(m) of the Code.

”Repricing“ shall mean (a) any action that constitutes a ”repricing“ under GAAP or the rules of the New York Stock Exchange (including any modiﬁcation or amendment to an outstanding Option or SAR that has the effect of reducing its exercise price), (b) any cancellation of an Option or SAR when its exercise price exceeds Fair Market Value in exchange for cash, (c) any cancellation of an Option or SAR in exchange for a new Option or SAR with a lower exercise price, or (d) a substitution of a Stock Award for an Option or SAR when its exercise price exceeds Fair Market Value; in each case other than an adjustment to an outstanding Award that is consistent with the requirements of Section 6(d).

”Restricted Stock Award“ shall mean an Award of Common Stock that is subject to the terms, conditions, limitations, and restrictions set forth in the Plan and an Award Agreement.

”SAR“ shall mean ”stock appreciation right,“ which is a right to receive a payment, during a speciﬁed term, in cash, Common Stock, or a combination thereof, in an amount equal to the excess of the Fair Market Value of a speciﬁed number of shares of Common Stock at the time the SAR is exercised over the exercise price of such SAR, which right is subject to the terms, conditions, limitations and restrictions set forth in the Plan and an Award Agreement.

”Section 16(a) Ofﬁcer“ shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

”Stock Award“ shall mean a Deferred Stock Award, a Restricted Stock Award, a Stock Payment or Other Stock-Based Award.

”Stock Payment“ shall mean an immediately vested payment in shares of Common Stock that may or may not be in lieu of cash.

”Subsidiary“ shall mean any of the consolidated subsidiaries of the Company.

”Substitute Award“ shall mean an Award designated as such and granted in connection with a transaction between the Company or a Subsidiary and another entity or business in substitution or exchange for, or conversion, adjustment, assumption or replacement of, awards previously granted by such other entity to any individuals who have become Employees of the Company or any Subsidiary as a result of such transaction or who were formerly employed by the acquired entity. An Award granted as an inducement to joining the Company or a Subsidiary in replacement of an award forfeited when leaving a previous employer to join the Company or a Subsidiary shall not be considered a Substitute Award.

”1934 Act“ shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

4. The Committee

(a)

Committee Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and Awards as it deems appropriate from time to time. The Committee’s authority shall include, but not be limited to, the authority to (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; and (iii) establish all other terms, conditions, limitations and restrictions applicable to Awards, Award programs and the shares of Common Stock issued pursuant thereto. Subject to the limitations set forth in the Plan, the Committee may suspend, accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards, and make any and all other determinations that it deems appropriate with respect to the administration of the Plan.

(b)

Administration of the Plan. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate. Any decision of the Committee in the administration of the Plan shall

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be ﬁnal, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants.
(c)

Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the New York Stock Exchange or other provisions of the Plan, the Committee may at any time delegate to a Plan Administrator some or all of its authority over the administration of the Plan, with respect to persons who are not Section 16(a) Ofﬁcers or Covered Employees. Actions taken or determinations made by or ratiﬁed by a duly authorized Plan Administrator shall have the same force and effect as if undertaken or made by the Committee, and all references in the Plan to the Committee (except with respect to actions or determinations related exclusively to Section 16(a) Ofﬁcers or Covered Employees) shall be deemed to include a reference to a duly authorized Plan Administrator.

(d)

Prohibition Against Repricing. Notwithstanding any provision of the Plan to the contrary, in no event shall any action be taken under the Plan that constitutes a Repricing of any Option or SAR granted under the Plan, or of any option or stock appreciation right granted under the Prior Plan or any other plan of the Company or of an acquired company, except with approval of the stockholders of the Company.

(e)

Indemniﬁcation. No member of the Committee or any Plan Administrator shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee and every Plan Administrator shall be entitled to indemniﬁcation and reimbursement from the Company, to the extent permitted by applicable law and the By-laws and policies of the Company. In the performance of its functions under the Plan, the Committee (and each member of the Committee and every Plan Administrator) shall be entitled to rely in good faith upon information and advice furnished by the Company’s ofﬁcers, employees, accountants, counsel and any other party they deem appropriate, and neither the Committee nor any Plan Administrator shall be liable for any action taken or not taken in reliance upon any such advice.

5. Participation

(a)

Eligible Employees. The Committee shall determine which Employees shall be eligible to receive Awards under the Plan, provided that consultants and advisors (other than members of the Board in their roles as such) shall not be eligible to receive Awards under the Plan. Former Employees may be eligible to receive Awards under the Plan, but only if a Substitute Award or with respect to their last year of service. With respect to Employees subject to U.S. income tax, Options and SARs (unless Substitute Awards) shall only be granted to such Employees who provide direct services to the Company or a Subsidiary of the Company as of the date of grant of the Option or SAR.

(b)

Participation by Employees of Subsidiaries. Employees of Subsidiaries may participate in the Plan upon approval of Awards to such Employees by the Committee. Awards to Employees of Subsidiaries may be conditioned upon the Subsidiary’s agreement to reimburse the Company for costs and expenses of such participation, as determined by the Committee.

(c)

Participation Outside of the United States. In order to facilitate the granting of Awards to Employees who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including, without limitation, substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

(d)	Maximum Individual Awards
(i)

Limits on Awards to Directors. Awards under the Plan in any calendar year to a Director in respect of service as a Director (including Awards made at the election of a Director in lieu of all or any portion of his or her cash retainers) may not exceed $900,000 in value, based on the combined grant-date fair value of each Stock Award and the grant-date fair value (in each case as determined in accordance with GAAP) of each Option or SAR that is granted during a calendar year.

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(ii)

Limits on Options and SARs. The aggregate number of shares of Common Stock that may be subject to all Options and SARs granted to an individual Employee (other than as a Director) in a calendar year may not exceed 1,000,000 shares (subject to adjustment pursuant to Section 6(d)).

(iii)

Limits on Stock Awards. The aggregate number of shares of Common Stock that may be subject to all Stock Awards granted to an individual Employee (other than as a Director) in a calendar year may not exceed 1,000,000 shares (subject to adjustment pursuant to Section 6(d)).

(iv)	Substitute Awards. Notwithstanding the foregoing, shares subject to an Award that is a Substitute Award shall not count against any individual Award limit in this Section 5(d).

6. Available Shares of Common Stock

(a)

Shares Subject to the Plan. Common Stock issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares may consist of shares purchased in open market transactions or otherwise. Pursuant to and subject to the other provisions of this Section 6, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) ﬁfty-two million (52,000,000) shares; and (ii) any additional number of shares that may be authorized for issuance pursuant to any amendments to the Plan approved by stockholders of the Company after the Effective Date. Effective April 28, 2015, pursuant to an amendment to the Plan approved by the stockholders of the Company, an additional twenty million (20,000,000) shares of Common Stock were authorized for issuance to Participants pursuant to Awards granted under the Plan. Effective April 26, 2016, pursuant to an amendment to the Plan approved by the stockholders of the Company, an additional twenty million (20,000,000) shares of Common Stock were authorized for issuance to Participants pursuant to Awards granted under the Plan.

(b)

Forfeited and Expired Awards. Awards granted under the Plan that are forfeited, expire or are cancelled or settled without issuance of shares shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 6(a) and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all shares of Common Stock that are (i) withheld or tendered in payment of an Option exercise price or repurchased by the Company with Option exercise proceeds; (ii) withheld or tendered to satisfy any tax withholding obligation (in connection with any Option, SAR, Stock Award, or otherwise); (iii) covered by a SAR (to the extent that it is settled in shares of Common Stock, without regard to the number of shares of Common Stock that are actually issued to the Participant upon exercise); (iv) withheld by the Company to satisfy any debt or other obligation owed to the Company or any Subsidiary; and (v) any fractional shares of Common Stock that are cancelled pursuant to Section 7(f), shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares that may be issued under the Plan as set forth in Section 6(a).

(c)

Other Items Not Included in Allocation. The maximum number of shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; or (ii) the grant of Substitute Awards. Any shares purchased by or on behalf of Participants in a dividend reinvestment program established under the Plan shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 6(a), provided that such shares are purchased in open-market transactions or are treasury shares purchased directly from the Company at Fair Market Value at the time of purchase. Unless the Committee determines otherwise, Section 16(a) Ofﬁcers may not participate in dividend reinvestment programs established under the Plan.

(d)

Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Common Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring; or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reﬂect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a); and (ii) to the extent permitted under Section 162(m) of the Code, the maximum number

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of shares that may be granted to any single individual pursuant to the limits set forth in Section 5(d). In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Condition. Any adjustments under this Section 6(d) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the 1934 Act or qualiﬁcation under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Participant notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Participant if such adjustment would violate applicable law.

7. Awards Under The Plan

Awards under the Plan may be granted as Options, SARs or Stock Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee. Subject to the terms of the Plan (including but not limited to the minimum vesting requirement of Section 7(d)), Awards shall have such terms, conditions, limitations and restrictions as may be determined by the Committee from time to time, and may include vesting, forfeiture, and clawback provisions.

(a)

Options. Options shall expire after such period, not to exceed ten years, as may be determined by the Committee. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise cancelled pursuant to its terms or the terms of the Plan. In no event shall any Option issued under the Plan be a ”reload“ Option or carry any similar rights.

(i)

Exercise Price. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Fair Market Value on the grant date, unless the Option is a Substitute Award.

(ii)

Exercise of Options. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon provision for the payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any ”net exercise“ or other ”cashless“ exercise method.

(b)

Stock Appreciation Rights. SARs granted under the Plan shall expire after such term, not to exceed ten years, as may be determined by the Committee. The exercise price per share of Common Stock subject to a SAR shall not be less than 100% of Fair Market Value on the grant date, unless the SAR is a Substitute Award.

(c)	Stock Awards
(i)

Stock Payment. Subject to the terms of the Plan, the Committee may grant vested shares of Common Stock as a Stock Payment. A Stock Payment may be in lieu of cash compensation, but may be subject to restrictions on sale or transfer, or cancellation and recoupment, as determined by the Committee. A Stock Payment under the Plan may be granted as, or in payment of, a bonus including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, determined pursuant to any other plan. Any shares of Common Stock granted as a Stock Payment in lieu of cash compensation shall be valued at their Fair Market Value.

(ii)

Restricted Stock. Unvested shares of Common Stock issued pursuant to a Restricted Stock Award shall be entitled to voting rights as provided in Section 9, unless determined otherwise by the Committee. Upon satisfaction of all conditions to vesting and any tax withholding obligations, and upon the lapse of any post-vesting restrictions on sale or transfer, shares of Common Stock

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subject to a Restricted Stock Award shall be delivered to the Participant free of restriction. A Restricted Stock Award may, but need not be, a Qualiﬁed Performance- Based Award.
(iii)

Deferred Stock. A Deferred Stock Award represents only an unfunded, unsecured promise to deliver shares of Common Stock in the future and does not give a Participant any greater rights than those of an unsecured general creditor of the Company. Upon satisfaction of all conditions to vesting and any tax withholding obligations, shares of Common Stock subject to a vested Deferred Stock Award will be issued, and upon the lapse of any post-vesting restrictions on sale or transfer, such shares of Common Stock will be delivered to Participant free of restriction. A Deferred Stock Award may, but need not be, a Qualiﬁed Performance- Based Award.

(iv)

Other Stock-Based Awards. To the extent not prohibited by applicable law, the Committee may grant any other Award that is denominated in shares of Common Stock and that may be settled in cash and/or by the delivery of shares of Common Stock (for the avoidance of doubt, an award that by its terms may be settled only in cash shall not be an Award under this Plan). An Other Stock-Based Award may, but need not be, a Qualiﬁed Performance-Based Award.

(d)

Minimum Vesting. Awards shall not vest in full prior to the third anniversary of their grant date; provided, however, that the Committee may grant Awards that vest in full in less than three years if (i) on account of a Participant’s retirement, death, disability, leave of absence, termination of employment, or upon the sale or other disposition of a Participant’s employer or any other similar event, as speciﬁed in the Award Agreement; (ii) upon satisfaction of a Performance Condition subject to a performance period of at least one year; or (iii) as a Substitute Award in replacement of an award scheduled to vest in full in less than three years from the date of grant of such Substitute Award. Notwithstanding the foregoing, up to 10% of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 6(a) (as it may be adjusted pursuant to Section 6(d)) may be granted as Stock Payments or subject to other Awards that provide for vesting in full in less than three years.

(e)	Performance-Based Awards
(i)

The Committee may grant Awards that are subject to, or may vest on an accelerated basis upon, the achievement of one or more Performance Conditions related to a period of performance of not less than one year. A premium-priced Option or SAR that is subject to no other Performance Condition shall be considered to have a Performance Condition (for purposes of Section 7(d)) only if its exercise price is at least 125% of Fair Market Value on the grant date. If an Award is designated as a Qualiﬁed Performance-Based Award, it shall be administered as set forth in Section 7(e)(ii).

(ii)

The Committee may at the time of grant of any Award (other than an Option or SAR that otherwise qualiﬁes under Section 162(m) of the Code) designate such Award as a Qualiﬁed Performance-Based Award. Qualiﬁed Performance-Based Awards shall be administered in accordance with the following procedures:

A.

Vesting of the Award or the maximum amount of the Award eligible to vest shall be determined based on the attainment of written objective Performance Conditions selected by the Committee in accordance with Section 7(e)(ii)(B) for a performance period established by the Committee while the attainment of the Performance Conditions for that performance period is substantially uncertain and not more than 90 days after the commencement of the performance period, which may not be less than one year.

B.

The vesting of a Qualiﬁed Performance-Based Award or the maximum amount of a Qualiﬁed Performance-Based Award eligible to vest must be based on one or more of the following objective Performance Conditions and expressed in either, or a combination of, absolute or relative values or a percentage of: revenue, revenue or product growth, net income (pre- or after-tax), earnings, earnings per share, stockholders’ equity or return on stockholders’ equity, assets or return on assets, return on risk-adjusted assets, capital or return on capital, return on risk capital, book value or book value per share, economic value-added models or equivalent metrics, operating income, pre- or after-tax income, expenses or reengineering savings, margins, cash ﬂow or cash ﬂow per share, stock price, total shareholder return, market share, debt reduction, net promoter scores, operating

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efﬁciency ratios, expense ratios, liquidity ratios, or regulatory achievements. Such Performance Conditions may be used on an absolute or relative basis to measure the performance of the Company as a whole, any business unit(s) of the Company and its Subsidiaries and/or one or more of its branches or afﬁliates, or the performance of an individual Covered Employee, and may be used in any combination as the Committee may deem appropriate. Such Performance Conditions may be based on performance determined on a per share basis (either basic or fully diluted) and/or as compared to the performance of a group of peer or comparator companies, prior performance periods, a published or special index or indices that the Committee deems appropriate, or such other measures selected or deﬁned by the Committee at the time such Performance Conditions are established.

C.

Upon the conclusion of each performance period, the Committee shall determine whether the applicable Performance Conditions established in accordance with Section 7(e)(ii)(A) and (B) have been met with respect to each Participant, and if so, shall certify in writing that such Performance Conditions have been met and the amount payable pursuant to each Participant’s Qualiﬁed Performance-Based Award. No Qualiﬁed Performance-Based Award will be paid for a performance period until such certiﬁcation is made by the Committee.

(iii)

Except as otherwise expressly provided, all ﬁnancial terms used in deﬁning a Performance Condition shall be as deﬁned under GAAP or such other objective principles (including but not limited to International Financial Reporting Standards) as may be designated by the Committee, and may provide for such objectively determinable adjustments, modiﬁcations or amendments as the Committee deems appropriate, including (but not limited to) with respect to items determined to be extraordinary or unusual in nature or infrequent in occurrence, or that are related to discontinued operations, the disposal of a business or assets, or a change in accounting principle under GAAP, or that are attributable to the business operations of any entity acquired by the Company or a Subsidiary during a relevant performance period.

(f)

Fractional Shares. The Company shall not be obligated to issue any fractional shares of Common Stock in settlement of Awards granted under the Plan. If an Award includes or results for any reason in an entitlement to a fractional share, the Award shall be settled in full by issuance of the maximum whole number of shares of Common Stock the Participant is entitled to receive pursuant to the terms of the Award (upon satisfaction of all applicable conditions to the issuance of shares) and the Company may cancel the fractional share without any compensation to the Participant.

8. Dividends and Dividend Equivalents

The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, limitations and restrictions as the Committee may establish, from time to time, including, without limitation, reinvestment in additional shares of Common Stock or common share equivalents. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an Award with a Performance Condition; for such Awards, the Committee may only provide for the accrual of dividends or dividend equivalents that will not be payable to a Participant unless and until, and only to the extent that, the shares of Common Stock subject to the Award vest upon satisfaction of the relevant Performance Condition and all other applicable conditions to vesting. Dividend or dividend equivalent rights shall be as speciﬁed in the Award Agreement, or pursuant to a resolution adopted by the Committee with respect to outstanding Awards. No dividends or dividend equivalents shall be paid on Options or SARs.

9. Voting

Unless the Committee has determined otherwise, a Participant shall have the right to direct the vote of shares of Common Stock subject to an unvested Restricted Stock Award. Unvested shares of Common Stock that are eligible to vote shall be voted by a Plan Administrator in accordance with instructions received from Participants (unless to do so would constitute a violation of any applicable exchange rules). Shares subject to unvested Restricted Stock Awards as to which no instructions are received shall be voted by the Plan Administrator

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proportionately in accordance with instructions received with respect to all other unvested Restricted Stock Awards (including, for these purposes, outstanding awards granted under the Prior Plan and any other ”non-qualiﬁed“ stock incentive plan of the Company) that are eligible to vote (unless to do so would constitute a violation of any applicable exchange rules).

10. Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Participant in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Participant’s immediate family or to a trust or similar vehicle for the beneﬁt of a Participant’s immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

11. Change of Control of the Company

(a)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:
(i) provide for the adjustment of any Performance Conditions as the Committee deems necessary or appropriate to reﬂect the Change of Control;
(ii)

provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee;

(iii)

provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

(iv)

provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control.

(b)

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Participant unless the Participant’s employment is involuntarily terminated as a result of the Change of Control. For purposes of this Section 11, a Participant’s employment will be deemed to have been involuntarily terminated as a result of a Change of Control if it is involuntarily terminated other than for Gross Misconduct at any time beginning on the date of the Change of Control up to and including the ﬁrst anniversary of the Change of Control.

(c)	A ”Change of Control“ shall be deemed to occur if and when:
(i)

any person, including a ”person“ as such term is used in Section 14(d)(2) of the 1934 Act (a ”Person“), is or becomes a beneﬁcial owner (as such term is deﬁned in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

individuals who, as of the Effective Date, constitute the Board (the ”Incumbent Board“) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination

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for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of ofﬁce occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or
(iv)

a reorganization, merger, consolidation or other corporate transaction involving the Company (a ”Transaction“) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

12. Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement (as such may be amended from time to time) that sets forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to a Participant in connection with an Award. The Committee need not require the formal execution or acceptance of such document by the Participant, in which case acceptance of any beneﬁt of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time. Any assertion by an Employee that any term, condition, limitation or restriction of the Award as speciﬁed in the Award Agreement is invalid or not binding on such Employee because of his or her non-acceptance of the Award Agreement (or any portion thereof) shall be deemed a refusal of the Award and the Employee shall cease to be a Participant with respect to the Award, which shall be immediately cancelled. Each Award Agreement shall provide for forfeiture of unvested Awards if it is determined that a Participant engaged in Gross Misconduct on or prior to a vesting date. Award Agreements and any other document required to be delivered to a Participant in connection with an Award may be delivered in electronic form (including by posting on the Company’s intranet or other shared electronic medium controlled by the Company to which a Participant has access).

13. Tax Withholding

Participants shall be solely responsible for any applicable taxes (including without limitation income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur under applicable law in connection with the receipt, vesting or exercise of any Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may permit or require shares to be tendered or sold, including shares of Common Stock delivered or vested in connection with an Award, in an amount sufﬁcient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law, or hypothetical taxes required to be paid by a Participant pursuant to a tax-equalization policy for expatriate employees, and to take such other action as may be necessary to satisfy any such withholding or payment obligations. The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with ﬁxed plan accounting in accordance with GAAP, to the extent applicable. To the extent that a number of shares of Common Stock sufﬁcient to satisfy a tax withholding obligation of the Company may not be withheld (whether because the Award has not vested in full pursuant to its terms, administrative procedures in effect at such time, applicable accounting principles or any other reason), it shall be a condition to the obligation of the Company to issue shares of Common Stock upon the exercise of an Option or a SAR, or in settlement of any vested Award, that a Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any actual tax withholding (or hypothetical tax) liability. If the amount is not timely paid to the Company in cash by such Participant, the Company may cancel the Award and refuse to issue such shares.

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14. Repayment Obligations and Right of Set-Off

(a)

If the Committee determines that all conditions to vesting and payment or distribution of an Award (or any portion thereof), or the vesting and exercisability of an Option or SAR (or any portion thereof), were not satisﬁed in full on the scheduled vesting date (including but not limited to, any Performance Condition), the Committee shall cancel such vesting and refuse to issue or distribute shares or cash and immediately terminate the Participant’s rights with respect to such Award (or improperly vested portion thereof). If any such Award (or portion thereof) has already been paid, distributed or exercised, the Participant shall be obligated, upon demand, to: (i) in the case of an improperly vested Stock Award, return the amount of any cash payment received in settlement of the Stock Award (or improperly vested portion thereof), or if settled in shares, the number of shares of Common Stock issued in settlement of the Stock Award (or improperly vested portion thereof), or make a cash payment in an amount equal to the Fair Market Value of such shares on their vesting date, if greater than their Fair Market Value on the date they are due to be returned to the Company; or (ii) in the case of an improperly exercised Option or SAR, make a cash payment in an amount equal to the gain realized upon exercise of such Option or SAR (or improperly vested or exercised portion thereof), in each case, without reduction for any shares of Common Stock or cash withheld or paid to satisfy withholding tax or hypothetical tax obligations in connection with such Awards or any other obligation of the Participant.

(b)

To the extent not prohibited by applicable law, and consistent with the requirements of Section 409A of the Code, if applicable, the Company will have the right to offset against its obligation to deliver vested shares of Common Stock or make any vested cash payment pursuant to any Award granted under the Plan: (i) any amounts paid by the Company or a Subsidiary to a third party pursuant to any award, judgment, or settlement of a complaint, arbitration or lawsuit of which a Participant was the subject; and (ii) any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards granted under the Plan or awards granted under any other plan, or any obligations pursuant to a tax-equalization or housing allowance policy or other expatriate beneﬁt) that a Participant then owes to the Company or a Subsidiary.

15. Other Beneﬁt and Compensation Programs

Awards granted under the Plan and amounts received upon vesting or exercise of an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or beneﬁts under any Company beneﬁt plan or severance program unless speciﬁcally provided for under the plan or program. Unless speciﬁcally set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions, restrictions and limitations as may be provided in the Award Agreement.

16. Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any ﬁduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other person or entity any right, title or interest in any assets of the Company.

17. Expenses of the Plan

The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the Common Stock issued under the Plan to Participants employed (or formerly employed) by such Subsidiaries.

18. Rights as a Stockholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 6(d) or Section 8.

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19. Future Rights

No Employee shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The adoption of the Plan or the granting of any Award shall not confer upon any Employee any right to continued employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time, free from any claim or liability under the Plan. Unless expressly provided otherwise elsewhere in the Plan or in an Award Agreement, Awards under the Plan shall be made in anticipation of future service and/or subject to other vesting conditions and will not be earned until all conditions to vesting have been satisﬁed.

20. Amendment and Termination

The Plan may be amended, suspended or terminated at any time by the Committee, provided that no amendment shall be made without stockholder approval, if it would (a) materially increase the number of shares available under the Plan, (b) materially expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) materially extend the term of the Plan, (e) materially change the method of determining the exercise price of an Award, (f) delete or limit the Plan’s prohibition against Repricing, or (g) otherwise require approval by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is then traded or quoted). No such amendment referred to above shall be effective unless and until it has been approved by the stockholders of the Company. The Committee retains the right to modify an Award without a Participant’s prior consent if it determines that the modiﬁcation is required to comply with applicable law, regulation, or regulatory guidance (including applicable tax law). Except as may be provided by Section 7(e), Section 11 and this Section 20, any other adverse modiﬁcation shall not be effective without the Participant’s written consent. The Company shall furnish or make available to Participants a written notice of any modiﬁcation through a brochure, prospectus supplement or otherwise, which notice shall specify the effective date of such modiﬁcation.

21. Successors and Assigns

The Plan and any applicable Award Agreement entered into under the Plan shall be binding upon and inure to the beneﬁt of the respective successors and permitted assigns of Participants, including, without limitation, the executors, administrators or trustees of a Participant’s estate, or any receiver or trustee in bankruptcy or representative of a Participant’s creditors.

22. Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemniﬁcation, delegation of authority under the Plan, and the legality of shares of Common Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

23. Tax Compliance

Awards granted hereunder shall comply with or be exempt from Section 409A of the Code, unless otherwise determined by the Committee. If pursuant to any Award that is subject to Section 409A of the Code a Participant is entitled to receive a payment on a speciﬁed date, such payment shall be deemed made as of such speciﬁed date if it is made (a) not earlier than 30 days before such speciﬁed date and (b) not later than December 31 of the year in which such speciﬁed date occurs or, if later, the ﬁfteenth day of the third month following such speciﬁed date, provided that the Participant shall not be permitted, directly or indirectly, to designate the taxable year in which such payment is made. If pursuant to any Award that is subject to Section 409A of the Code a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment. For purposes of the preceding sentence, the term ”series of installment payments“ has the same meaning as provided in Section 1.409A-2(b)(2)(iii) of the regulations promulgated under the Code. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Subsidiary be

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liable to a Participant on account of an Award’s failure to (a) qualify for favorable U.S. or foreign tax treatment or (b) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, Sections 409A and 457A of the Code.

24. Severability

If any provision of this Plan is ﬁnally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modiﬁed to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is ﬁnally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modiﬁed to the minimum extent necessary in order to make such provision enforceable.

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Citi 2016 Proxy Statement

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ANNEX C

ADDITIONAL INFORMATION REGARDING PROPOSAL 5

Description of the Amended and Restated 2011 Citigroup Executive Performance Plan

The following is a description of certain important features of the amended and restated 2011 Citigroup Executive Performance Plan (the Executive Plan), the full text of which is included in this Annex C. This summary is qualiﬁed in its entirety by reference to the Executive Plan document.

Participation. Participants in the Executive Plan are selected by the Compensation Committee from our executive employees (i) who are, or are expected to be, (a) ”covered employees“ as deﬁned in Section 162(m) of the Internal Revenue Code or (b) executive ofﬁcers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934; or (ii) are otherwise selected by the Compensation Committee to participate in the Executive Plan. For each calendar year, the Compensation Committee’s practice has been to select all individuals who are Citi employees on January 1 and, as of December 31, exclude all such individuals except those who are executive ofﬁcers on such December 31. In 2015, 14 executives participated in the Executive Plan.

Performance periods. The Compensation Committee has historically established one-year performance periods under the Executive Plan, and this practice is expected to continue. The Compensation Committee may also establish performance periods of different durations, including longer and multi-year periods, and shorter performance periods for individuals who are hired or become eligible to participate in the Executive Plan after the commencement of the performance period.

Performance goals. Within 90 days after the beginning of each performance period or, if earlier, before 25% of the period elapses, the Compensation Committee will establish the relevant performance goal or goals for the period and the amounts of the awards that each participant is eligible to earn on achievement of the goals, which amounts may be expressed as percentages of an incentive pool or other measures prescribed by the Compensation Committee. The performance goals may be based on one or more of the following objective performance measures, which may be expressed in absolute and/or relative values or as a percentage of:

•
revenue

•
revenue or product growth

•
net income (pre-tax or after-tax)

•
proﬁts (pre-tax or after-tax)

•
earnings

•
earnings before or after deduction for all or any portion of interest or taxes or depreciation/ amortization

•
earnings per share

•
stockholders’ equity or return on stockholders’ equity

•
assets or return on assets

•
return on risk-adjusted assets

•
capital or return on capital

•
return on risk capital

•
book value or book value per share

•
economic value-added models or equivalent metrics

•
operating income

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•
income (pre-tax or after-tax)

•
expenses or reengineering savings

•
margins

•
cash ﬂow or cash ﬂow per share

•
stock price

•
total shareholder return

•
market share

•
debt reduction

•
regulatory achievements

At the time that the Compensation Committee establishes performance goals, it will also indicate the manner in which the level of the performance goals will be calculated and, if more than one goal is established, the relevant weighting assigned to each goal. In measuring the achievement of a performance goal, the Compensation Committee may determine to include or exclude any of the following: unrealized investment gains and losses; extraordinary, unusual, infrequently occurring or non-recurring items; asset write-downs; the effects of accounting, tax or legal changes; currency ﬂuctuations; mergers and acquisitions; litigation or claim judgments or settlements; business interruption events; unbudgeted capital expenditures; and reserve-strengthening and other non-operating items. For the avoidance of doubt, any performance criteria that are ﬁnancial metrics may or may not be determined in accordance with U.S. GAAP. To the extent appropriate, the performance goals will also reﬂect adjustments for risk-balancing features.

The Compensation Committee will determine and certify in writing, based on the level of achievement of the applicable performance goals and the other terms of the Executive Plan, whether a participant has earned an award and, if so, the amount of the award. The Compensation Committee may not increase the amount of an award above the amount determined based on the level of achievement of the applicable performance goals. The Compensation Committee may, however, reduce the amount of or cancel any award, so long as such reduction or cancellation does not result in any increase in the amount of any award payable to any other participant.

Maximum award. The maximum amount payable to a participant under the Executive Plan for any calendar year will be 0.2% multiplied by the amount of income from continuing operations before income taxes of Citigroup as reported for such year in the Quarterly Financial Data Supplement reporting the results of operations for the last ﬁscal quarter of such year. If an award is subject to a multi-year performance period, the maximum amount of the award will be measured by allocating the award to each calendar year (or portion thereof) within such period based on the performance goals properly allocated to each such year (or portion thereof).

Termination of employment. Unless the Compensation Committee determines otherwise, if a participant’s employment terminates for any reason prior to the date that the Compensation Committee certiﬁes that the performance goals and other material terms of the Executive Plan were satisﬁed for the applicable performance period, the participant’s award for such performance period will be cancelled.

Form of awards. The Compensation Committee shall have full discretion to determine the form, terms and conditions of any award, which will include terms and conditions that the Compensation Committee deems appropriate, such as performance-based vesting or clawbacks.

Clawbacks. Awards under the Executive Plan must be subject to the Citi Clawbacks. Under the Citi Clawbacks, an award will be cancelled or forfeited or subject to recovery by Citi if the Committee, in its sole discretion, determines that (i) a participant received the award based on materially inaccurate publicly reported ﬁnancial statements; (ii) a participant knowingly engaged in providing materially inaccurate information relating to publicly reported ﬁnancial statements; (iii) a participant materially violated any risk limits established or revised by senior management and/or risk management; or (iv) a participant has engaged in ”gross misconduct“ as deﬁned in the Executive Plan. The Compensation Committee may also, in its discretion, impose other forfeiture or recovery conditions on any award.

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Amendment or termination of the Executive Plan. The Compensation Committee may amend, suspend or terminate the Executive Plan at any time, provided that any such action complies with the requirements of Section 162(m) of the Internal Revenue Code. As long as the Executive Plan remains in effect, it must be resubmitted to stockholders at least every ﬁve years in order for incentive compensation paid under the plan to be treated as performance-based compensation under Section 162(m) of the Internal Revenue Code.

2011 Citigroup Executive Performance Plan
(as amended and restated as of January 1, 2016)

1. Purpose

The purpose of the 2011 Citigroup Executive Performance Plan (the ”Plan“) of Citigroup Inc. (the ”Company“) is to promote the interests of stockholders by (a) incentivizing ofﬁcers and other key executives to contribute to the Company’s long-term proﬁtability, thereby aligning the executives’ interests with those of the Company’s stockholders and other stakeholders; (b) motivating ofﬁcers and key executives by means of performance-related incentives that are appropriately balanced to avoid incentives for executives to take unnecessary and excessive risks; and (c) attracting and retaining ofﬁcers and key executives of outstanding ability by providing competitive incentive compensation opportunities. The Plan commenced on January 1, 2011 and was approved by stockholders of the Company on April 21, 2011. The Plan was amended and restated as of January 1, 2016, subject to approval by stockholders of the Company.

2. Administration

The Plan shall be administered by the Personnel and Compensation Committee of the Board of Directors of the Company or its delegate (the ”Committee“). The Committee may delegate its authority and responsibilities under the Plan, except to the extent that such delegation would cause any compensation paid under the Plan to fail to be ”performance-based compensation“ within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the ”Code“). Subject to the express provisions of the Plan, the Committee shall have authority to: (a) select the employees who will participate in the Plan (the ”Participants“); (b) determine the amounts of the awards (”Awards“) to be made under the Plan, as described in Section 4; and (c) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan, which interpretations and determinations shall be ﬁnal, binding and conclusive on all persons.

3. Participation

Participants in the Plan shall be selected for each calendar year (each such year a ”Plan Year“) from those executive employees of the Company (a) who are, or are expected to be, (i) ”covered employees“ as deﬁned in Section 162(m) of the Code, or (ii) executive ofﬁcers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or (b) who are otherwise selected by the Committee to participate in the Plan. No employee shall at any time have a right to be selected as a Participant in the Plan for any Plan Year, or to be entitled automatically to an Award, or, having been selected as a Participant for one Plan Year, to be a Participant in any other Plan Year.

4. Awards, Performance Goals and Performance Periods

Section 4.01. Awards. Awards may be earned by Participants for a speciﬁed performance period (a ”Performance Period“) determined in accordance with Section 4.03; provided, however, that (a) the making of any Award under the Plan shall be contingent upon the achievement of the relevant performance goals established by the Committee (”Performance Goals“) for such Performance Period; and (b) no Award may exceed the amount established by the Committee for the actual level of performance attained.

Section 4.02. Performance Goals

(a)

Performance Goals. Within 90 days after the commencement of a Performance Period or, if earlier, before 25 percent of such Performance Period elapses, the Committee shall establish for such Performance Period the Performance Goals and the amounts of Awards that may be earned by each Participant upon the level of achievement of the applicable Performance Goal, which may be expressed as percentages of an incentive pool or other measure prescribed by the Committee. Performance Goals may be based upon one or more of the following objective performance measures

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(the ”Performance Criteria“) and expressed in either, or a combination of, absolute or relative values or a percentage of: revenue, revenue or product growth, net income (pre-tax or after-tax), proﬁts (pre-tax or after-tax), earnings, earnings before or after deduction for all or any portion of interest or taxes or depreciation/amortization, earnings per share, stockholders’ equity or return on stockholders’ equity, assets or return on assets, return on risk-adjusted assets, capital or return on capital, return on risk capital, book value or book value per share, economic value-added models or equivalent metrics, operating income, income (pre-tax or after-tax), expenses or reengineering savings, margins, cash ﬂow or cash ﬂow per share, stock price, total shareholder return, market share, debt reduction, or regulatory achievements. Performance Goals based on such Performance Criteria may be based on the performance of the Company, any of its afﬁliates, any branch, department, business unit or other portion of the Company or any of its afﬁliates under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of companies, prior Performance Periods or other measures selected or deﬁned by the Committee at the time of establishment of such Performance Goals. For the avoidance of doubt, any Performance Criteria that are ﬁnancial metrics may or may not be determined in accordance with United States Generally Accepted Accounting Principles. The outcome with respect to a Performance Goal must be substantially uncertain at the time the Performance Goal is established.

(b)

Calculation. When the Committee establishes Performance Goals, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and, if applicable, the relevant weighting assigned to such Performance Goal. To the extent permitted under Section 162(m) of the Code, in measuring the achievement of a Performance Goal, the Committee may include or exclude unrealized investment gains and losses, extraordinary, unusual, infrequently occurring or non-recurring items, asset write-downs, the effects of accounting, tax or legal changes, currency ﬂuctuations, mergers and acquisitions, litigation or claim judgments or settlements, business interruption events, unbudgeted capital expenditures, and reserve-strengthening and other non-operating items. To the extent appropriate, the Performance Goals shall also reﬂect adjustments for risk balancing features.

Section 4.03. Performance Periods. Unless otherwise determined by the Committee, each Performance Period shall commence on the ﬁrst day of a Plan Year and end on the last day of such Plan Year. The Committee may establish longer Performance Periods, including multi-year Performance Periods, and the Committee may also establish shorter Performance Periods for individuals who are hired or become eligible to participate in the Plan after the commencement of a Performance Period.

Section 4.04. Discretion. The Committee shall have no discretion to increase the amount of any Award that would otherwise be payable to a Participant upon attainment of the Performance Goals applicable to a Performance Period, but the Committee may in its discretion reduce the amount or cancel such Award; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Award payable to any other Participant.

Section 4.05. Determination of Award. The amount of a Participant’s Award for a Plan Year, if any, shall be determined by the Committee or its delegate in accordance with the level of achievement of the applicable Performance Goals and the other terms of the Plan. Prior to the making of any Awards hereunder, the Committee shall determine and certify in writing the extent to which the Performance Goals and other material terms of the Plan were satisﬁed.

Section 4.06. Maximum Award. Notwithstanding any other provision of the Plan, the maximum amount payable to a Participant under the Plan for any Plan Year shall be 0.2% of the amount of income from continuing operations before income taxes of Citigroup Inc. as reported for such Plan Year in the Quarterly Financial Data Supplement reporting the results of operations for the last ﬁscal quarter of such Plan Year (the ”Participant Limit“). In the case of an Award for a multi-year Performance Period, the Participant Limit will be measured by allocating the Award to each Plan Year (or portion thereof) within the Performance Period based upon the Performance Goals properly allocated to each Plan Year. The amount payable with respect to an Award for any Plan Year shall be measured for such Plan Year, regardless of the fact that the Award may be delivered in a later year. The limitation in this section shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

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5. Termination of Employment

Unless otherwise determined by the Committee in accordance with the requirements of Section 162(m) of the Code, if a Participant’s employment or service with the Company and all of its subsidiaries and afﬁliates terminates for any reason prior to the date the Committee certiﬁes in accordance with Section 4.05 that the Performance Goals and other material terms of the Plan were satisﬁed for a Performance Period, the Participant’s Award, and all rights of the Participant to such Award for such Performance Period, will be cancelled.

6. Making of Awards to Participants

Section 6.01. Making of Awards. Unless the Committee determines otherwise, an Award for a Performance Period shall be granted to a Participant during the two and one-half month period following the end of the year in which the Performance Period ends.

Section 6.02. Form of Award. Awards shall be made in any form permitted (a) under the Citi Discretionary Incentive and Retention Plan, as amended and restated effective January 1, 2015, or any successor or future similar plans, or (b) any long-term incentive award plan adopted by the Company. Subject to the terms of the Plan and Section 162(m) of the Code, the Committee shall have full discretion to determine the form, terms and conditions of any Award, which may include without limitation performance vesting conditions and clawback provisions.

Section 6.03. Tax Withholding. All Awards shall be subject to tax withholding to the extent required by applicable law.

7. Citi Clawback and Other Clawbacks

An Award will be cancelled or forfeited or subject to recovery by the Company if the Committee, in its sole discretion, determines that (a) Participant received the Award based on materially inaccurate publicly reported ﬁnancial statements, (b) Participant knowingly engaged in providing materially inaccurate information relating to publicly reported ﬁnancial statements, (c) Participant materially violated any risk limits established or revised by senior management and/or risk management, or (d) Participant has engaged in ”gross misconduct“ as deﬁned herein (the ”Citi Clawback“). For purposes of this Plan, ”gross misconduct“ means any conduct that is determined by the Committee, in its sole discretion, (a) to be in competition during employment by the Company with the Company’s business operations, (b) to be in breach of any obligation that Participant owes to the Company or Participant’s duty of loyalty to the Company, (c) to be materially injurious to the Company, or (d) to otherwise constitute gross misconduct under the Company’s guidelines. Notwithstanding the foregoing, the Committee may in its discretion impose other forfeiture or recovery conditions on any Award paid in accordance with the terms of the Plan.

8. No Assignments and Transfers

A Participant shall not assign, encumber or transfer his or her rights and interests under the Plan and any attempt to do so shall render those rights and interests null and void.

9. No Rights to Awards or Employment

No employee of the Company or any of its afﬁliates or any other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or its afﬁliates.

10. Amendment or Termination

The Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that any such action complies with the requirements of Section 162(m) of the Code.

11. Section 162(m)

The Company intends that the Plan and Awards granted under the Plan to ”covered employees“ within the meaning of Section 162(m) of the Code will satisfy the applicable requirements of Section 162(m) of the Code. Any provision of the Plan, and any interpretation or determination under the Plan by the Committee, which is inconsistent with this intent, shall be disregarded.

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12. Effective Date and Term

The Plan was amended and restated as of January 1, 2016, subject to approval by stockholders of the Company. The Plan became effective on January 1, 2011, and subject to Section 10 (regarding the Committee’s right to amend, suspend or terminate the Plan), shall remain in effect thereafter. As long as the Plan remains in effect, it shall be resubmitted to stockholders at least every ﬁve years as required by Section 162(m) of the Code.

13. Governing Law; Arbitration

The Plan shall be subject to and construed in accordance with the laws of the State of New York, without regard to any conﬂicts or choice of law rule or principle that might otherwise refer the interpretation of the Award to the substantive law of another jurisdiction. All disputes under the Plan shall be subject to ﬁnal and binding arbitration in accordance with the Company’s arbitration policy.

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CITIGROUP INC.
P.O. BOX 990041
HARTFORD, CT 06199-0041
SCAN TO VIEW MATERIALS &VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 25, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citigroup Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Citigroup Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

To view or print a copy of the Proxy Statement or Annual Report on Form 10-K, go to http://www.citigroup.com/citi/investor/corporate_governance.html.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E01847-P74106-Z67254	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIGROUP INC.

The Board of Directors recommends a vote FOR Proposals 1 through 5.

1.	Proposal to elect 16 directors		For	Against	Abstain

	1a.	Michael L. Corbat	☐	☐	☐

	1b.	Ellen M. Costello	☐	☐	☐

	1c.	Duncan P. Hennes	☐	☐	☐

	1d.	Peter B. Henry	☐	☐	☐

	1e.	Franz B. Humer	☐	☐	☐

	1f.	Renée J. James	☐	☐	☐

	1g.	Eugene M. McQuade	☐	☐	☐

	1h.	Michael E. O'Neill	☐	☐	☐

	1i.	Gary M. Reiner	☐	☐	☐

	1j.	Judith Rodin	☐	☐	☐

	1k.	Anthony M. Santomero	☐	☐	☐

	1l.	Joan E. Spero	☐	☐	☐

	1m.	Diana L. Taylor	☐	☐	☐

	1n.	William S. Thompson, Jr.	☐	☐	☐

	1o.	James S. Turley	☐	☐	☐

	1p.	Ernesto Zedillo Ponce de Leon	☐	☐	☐

2.	Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2016.		☐	☐	☐

3.	Advisory approval of Citi's 2015 Executive Compensation.		☐	☐	☐

4.	Approval of an amendment to the Citigroup 2014 Stock Incentive Plan authorizing additional shares.		☐	☐	☐

5.	Approval of the Amended and Restated 2011 Citigroup Executive Performance Plan.		☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 6 through 10.			For	Against	Abstain

6.	Stockholder proposal requesting a report demonstrating the company does not have a gender pay gap.		☐	☐	☐

7.	Stockholder proposal requesting a report on lobbying and grassroots lobbying contributions.		☐	☐	☐

8.	Stockholder proposal requesting that the Board appoint a Stockholder Value Committee.		☐	☐	☐

9.	Stockholder proposal requesting an amendment to the General Clawback policy.		☐	☐	☐

10.	Stockholder proposal requesting that the Board adopt a policy prohibiting the vesting of equity-based awards for senior executives due to a voluntary resignation to enter government service.		☐	☐	☐

Please indicate if you would like to keep your vote confidential under the current policy.			☐	☐

Please indicate if you plan to attend the meeting and vote these shares in person.			☐	☐
			Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

2016 Annual Meeting of Stockholders
April 26, 2016 at 9:00 a.m. at
University of Miami
The Grand Ballroom at the Student Center Complex
1330 Miller Drive
Coral Gables, FL 33146

You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver's license. Cameras,recording devices and other electronic devices will not be permitted at the meeting.

If you submit your proxy by telephone or Internet, do not return your proxy card.

Thank you for your proxy submission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice
and Proxy Statement and Annual Report are available at
http://www.citigroup.com/citi/investor/corporate_governance.html.

E01848-P74106-Z67254

CITIGROUP INC.
Proxy Solicited on Behalf of the Board of Directors
of Citigroup Inc. for the Annual Meeting, April 26, 2016

The undersigned hereby constitutes and appoints Michael E. O’Neill, Michael L. Corbat and Rohan Weerasinghe, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Citigroup Inc. (“Citigroup”) to be held at the University of Miami, The Grand Ballroom at the Student Center Complex, 1330 Miller Drive, Coral Gables, Florida, on Tuesday, April 26, 2016, at 9:00 a.m. local time and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein and the terms of the applicable Voting Plan, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to, the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1-5 and AGAINST Proposals 6-10 and will be voted in the discretion of the proxies (or, in the case of a Voting Plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE